UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07739

                                          Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                    Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Owen T. Meacham

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2018

Item 1. Reports to Stockholders.

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.

April 30, 2018

Semi-Annual Commentary

⬛ HARDING LOEVNER FUNDS

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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Letter to Our Shareholders

Global Equity Portfolio
International Equity Portfolio
International Small Companies Portfolio
Emerging Markets portfolios
Frontier Emerging Markets Portfolio

Global Equity Research Portfolio
International Equity Research Portfolio
Emerging Markets Research Portfolio

Contact

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

Phone: (877) 435-8105
Fax: (312) 267-3657	Must be preceded or accompanied by a current Prospectus.
www.hardingloevnerfunds.com	Quasar Distributors, LLC, Distributor

DAVID LOEVNER, CFA, CIC CHAIRMAN OF THE FUNDS AND CEO OF THE ADVISER
SIMON HALLETT, CFA CO-CIO OF THE ADVISER
FERRILL ROLL, CFA CO-CIO OF THE ADVISER

Investing successfully is difficult. How do you improve? The process is captured nicely in a Latin phrase: Succisa Virescit—“Having been cut down, it grows up strong again.” It speaks to the notion that you will make mistakes that set you back, but, by having the courage and humility to embrace them, you make yourself better. In investing, mistakes occur in the course of making decisions every day, whether markets are steady, booming, or collapsing. Continuous study of your own mistakes and the mistakes of others can help you continuously improve.

Ten years have passed since the peak of the global financial crisis (GFC), and last October marked the thirtieth anniversary of Black Monday. Both terrifying events interrupted long periods of market tranquility. Both unleashed emotions that affected decision-making. Both provided opportunities for investors to err and to learn. The current stretch of relatively tranquil markets means that those who started investing after 2009 may not have developed the scar tissue that comes with living through a market crash. Given the importance of these events to the investors who experienced them, we thought a reflection on mistakes and the lessons we learned—in times of crisis and quotidian times—would be a worthy subject of this letter.

An early lesson we learned was to be wary of financial “innovation.” While “proven” safe in backtesting, complex new financial strategies can reveal previously unimagined faults under the stress of reality. The sell-off in markets in 1987 was exacerbated by one such innovation, called “portfolio insurance.” Its promoters offered to indemnify institutional investors against losses from a large fall in the stock market. They avouched that institutional investors who purchased insurance could own more equities without unacceptable risk. The product became very popular. However, investors, insurers, and regulators alike failed to recognize how its popularity would undermine its effectiveness. To hedge their obligations, the insurers needed to sell stock index futures programmatically as the stock market fell. On Black Monday, with the stock market declining, they found few willing buyers for the futures contracts they attempted to sell. The futures buyers, in turn, hedged their exposure by selling equities into the falling market. The result: a vicious vortex that fed upon itself. The S&P 500 Index fell 21% that day—still the largest single-day percentage decline in its history. The Hong Kong market closed for nearly a week, then dropped more than 40% when it reopened. The insurers were unable to fulfill their promises, and investors suffered heavy losses that many could ill afford.

Twenty years later, the market repeated the lesson: when investors buy an esoteric financial product, they need to understand what they are buying, especially the fundamental sources of the underlying cash flows including those to counterparties, and to view skeptically the guarantees of others. In the lead up to the GFC, the underwriters of securitized sub-prime mortgages convinced the ratings agencies and investors in collateralized debt obligations (CDOs) that, if numerous mortgages were pooled together to diversify away such risk factors as credit worthiness and regional concentration, and their repayment cash flows assembled into a priority waterfall of “tranches,” the senior-most tranches—those engineered to have the first claim on repayments—would be insulated from defaults to be anticipated on the underlying mortgages and were therefore worthy of “AAA” credit ratings. This logic proved flawed. As the real estate bubble inflated throughout the country, large mortgages were increasingly given to borrowers lacking the wherewithal to repay them. By 2006–07, diversification turned into a mirage. Pools became dominated by low-quality mortgages whose default rates were far higher than anticipated and whose repayments in many cases were inadequate even to satisfy the senior tranches. Banks and institutional investors didn’t buy just the new products—they also bought into a false promise of security.

Extraordinary market events like Black Monday and the GFC also reminded investors never to be complacent—the unexpected can happen at any time and have a greater intensity than they could ever imagine. In such situations, companies with the strongest balance sheets are best able to withstand periods when debt and equity markets are closed for financing, and all but non-discretionary spending largely ceases. From 2002 until 2007, for example, the world had enjoyed economic growth and tranquil markets. But nothing lasts forever. Between the collapse of Bear Stearns in early 2008 and the start of the market rally in early 2009, the S&P 500 lost nearly 50% of its value. The US economy contracted at an 8% rate in the fourth quarter of 2008 and at over 5% in the first quarter of 2009.

Another lesson made clear in times of crisis is that the best values occur when others are forced to liquidate. Investors, too, must have their own strong balance sheets and be prepared (financially and psychologically) to remain calm when panic strikes to take advantage of bargains. It is emotionally difficult to buy when all about you are screaming “sell,” as we are hardwired as humans to run with the crowd. In such times investors should want to be providers of liquidity, not seekers of it.

Black Monday and the GFC afford lessons to all investors open to improvement. But crises aren’t the only powerful teachers. Mistakes that are uniquely our own can be effective tutors. In 2003–04, for example, our International Equity Portfolio dramatically underperformed its benchmark. During the dot-com bust in 2000–02, we sought shelter with a significant weight in exceptionally high-quality, stable-growth businesses—e.g. Nestlé, Heineken, Air

Liquide. Coming out of the bust, such businesses were as cheap as they had ever been in our investing experience, and we added to them in 2003–04 even as the market rallied. Events would reveal that nearly all equities were cheap at that time, and anything with a cyclical or an emerging-market exposure was really cheap. And that is what we should have owned and could have owned, but did not, to our clients’ detriment.

We analyzed our relative performance to understand why it was so poor in 2003–04. Two facts emerged: we faced a style headwind—e.g., the companies with the strongest balance sheets (where we already had a large weight by 2002) significantly underperformed the most indebted businesses, and our transactions adding to secular, instead of economically sensitive, growth in the period detracted over 800 basis points in performance relative to our benchmark.

The two immediate lessons we took away from this humbling experience were to place greater importance on valuation and to keep firmly in mind that what we didn’t own could hurt us (opportunity costs matter!). The scarring experience of 2003–04 taught us useful ways to navigate the extreme volatility of 2008–09. For example, our International Equity Portfolio outperformed during the terrible decline of 2008 partly due to its large overweight in the defensive Health Care sector. The Portfolio then outperformed during the sharp recovery in 2009, helped by our decision early that year to cut our Health Care weight on valuation grounds (everything was cheap) and our concerns about the impact of proposed US policy changes on the industry. We redeployed that capital into economically sensitive Industrials, Consumer Discretionary, and Information Technology companies (which were really cheap).

The experience of 2003–04 also confirmed our long-standing belief that an effective investment process requires a work environment where people feel safe in taking well-considered risks without fear of recrimination if things do not turn out as hoped. Transparency is critical for an investment team to learn and improve. During 2004, we strengthened our processes for capturing and analyzing our investment team’s actions. We also enhanced our procedures for sharing our findings internally with the stated goal of learning, not punishing. As one example, each quarter we encourage our portfolio managers to analyze their purchase and sale decisions of a year earlier and their rationales to see what they got right and wrong. Also, each year our analysts publish reviews of their biggest contributors and detractors to their individual performance in hope that patterns of behavior, both good and bad, will be recognized for the benefit of themselves and their colleagues.

Beating the market is an immensely difficult endeavor. Mistakes are inevitable. But mistakes identified, acknowledged, and dissected—whether they are made by you or others—can provide valuable insights that will help you make better decisions. Learning from your own mistakes is neither easy nor painless, and it cannot be done alone. But it will help you grow stronger. And, as we have found, learning from the mistakes of past crises and our daily work can also reduce the frequency of mistakes in the future.

Thank you for your support and your trust.

Sincerely,

David R. Loevner, CFA, CIC	Simon Hallett, CFA	Ferrill D. Roll, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT TEAM

PETER BAUGHAN, CFA	SCOTT CRAWSHAW
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
FERRILL ROLL, CFA	CHRISTOPHER MACK, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
RICHARD SCHMIDT, CFA
PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

For the Global Equity Portfolio, the Institutional Class rose 5.57%, the Institutional Class Z rose 5.61%, and the Advisor Class rose 5.46% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolio’s benchmark, the MSCI All Country World Index, gained 3.56% (net of source taxes).

FUND FACTS at April 30, 2018

TOTAL NET ASSETS			$832.4M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			74

TURNOVER (5 YR. AVG.)			33%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INSTL CLASS	INSTL CLASS Z	ADVISOR CLASS

TICKER	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

INCEPTION DATE	11/3/2009	8/1/2017	12/1/1996

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	0.93%	0.90%[2]	1.14%

GROSS EXPENSE RATIO	0.93%	1.21%	1.14%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

⬛ MARKET REVIEW

Markets closed 2017 on an optimistic note, with stock prices rising strongly in December. Economic growth across all major regions remained positive and synchronized, while inflation was subdued. In the US, investors ignored the Federal Reserve’s signals of further interest rate increases, including a hike in mid-December. They weighed approvingly the expected future benefits of lower corporate tax rates from tax legislation, which finally passed in late December. In Europe, the European Central Bank remained accommodative on monetary policy, although it signaled a slowing pace of bond buying. China’s economy gathered momentum, shrugging off concerns over government corruption crackdowns and shaky property loans, with positive pull-through effects on its trading partners. Japanese economic growth edged higher, while inflation remained positive—a critical policy goal.

The markets’ positive trend continued into the new year, but the streak of 15 monthly gains ended in February as sanguinity gave way to worry. Although the backdrop of improving and increasingly synchronized economic growth and good corporate earnings remained in place, investors had to come to terms with some ugly prospects: higher interest rates, a trade war between the US and China, and increased regulation of technology companies.

Stock price volatility spiked at the end of January, exacerbated by the collapse of derivatives-based “inverse volatility” ETFs, contributing to an over 8% decline in equities in just 10 days. After a brief bounce in mid-February, stocks wallowed in a range through the end of April, reflecting a new set of worries about increasingly ubiquitous technology platforms. A mounting furor over

Facebook data illicitly exploited by political consultant Cambridge Analytica in favor of US President Donald Trump and Brexit, and the mowing down of a pedestrian by an Uber self-driving car in Arizona drew calls for more regulation of technology companies. The European Union continued its efforts to rein in “big tech,” announcing a tax on turnover of large digital companies and moving ahead with its General Data Protection Regulation mandate, which imposes strict requirements and stiff penalties regarding treatment of private data. The tech tumult turned farcical with Trump tweeting potshots at Amazon.com over its use of the Postal Service.

All sectors except Utilities and Consumer Staples advanced in the period. Energy was the top-performing sector, as crude oil prices reached levels in April not seen since the end of 2014. Information Technology (IT) moderately outpaced the index; its outsized January gains were nearly depleted by sharp declines late in March.

All regions except Canada advanced as well. Emerging Markets (EMs), more typically the loser from rising global risk and volatility, was the strongest-performing region. Confoundingly, EMs’ rise was supported by Brazil and Russia, two of the biggest exporters of steel and other commodities whose trade is endangered. A Brazilian court upheld the conviction of former president Luiz Inácio Lula da Silva on corruption charges, likely precluding him from running again and restoring his redistributionist policies.

The most expensive and fastest-growing quintiles of stocks gained in the period, outperforming the rest by a wide margin. Quality was not a significant return factor.

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018							for periods ended April 30, 2018
	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	Nov-09	Aug-17	Dec-96	YEAR	YEARS	YEARS	YEARS	Nov-09	Aug-17	Dec-96

GLOBAL EQUITY PORTFOLIO – INST CLASS	23.40	12.13	12.03	–	11.05			19.07	11.16	11.56	–	10.85

GLOBAL EQUITY PORTFOLIO – INST CLASS Z	–	–	–	–		10.35		–	–	–	–		9.62

GLOBAL EQUITY PORTFOLIO - ADVISOR CLASS	23.17	11.85	11.75	7.56			7.47	18.84	10.89	11.28	7.06			7.40

MSCI ALL COUNTRY WORLD INDEX	14.85	8.12	9.20	5.57	9.46	6.66	–	14.17	7.43	8.80	5.10	9.48	7.68	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

⬛ PERFORMANCE ATTRIBUTION

Our Portfolio’s good relative returns derived overwhelmingly from strong stock selection. Our stocks within Health Care delivered the most pronounced outperformance, followed by holdings in Financials, IT, and Consumer Discretionary. Health Care stocks were led by Wuxi Biologics, a new investment in December, which became the first Chinese manufacturer to receive approval for Trogarzo, an antiretroviral drug, from the US Food and Drug Administration. Japan’s Sysmex and M3, China’s Sino Biopharmaceutical, and the UK’s Shire were also strong performers in the sector. Financials got a boost from AIA Group in Hong Kong and from SVB Financial Group in the US.

From a geographic perspective, outperformance came mainly from good stocks in EMs, the US, and Japan. The two Chinese Health Care stocks along with social media platform Weibo led our EM holdings. US key contributors included SVB Financial Group, Verisk, Nike, Booking Holdings (formerly Priceline), and Mastercard. Facebook and Regeneron—high-priced, fast-growing companies—were detractors from our relative performance in the US.

Together, the outperformance in the US, EMs, and Japan more than offset poor stocks in Europe outside of the eurozone. The most significant detractor was Swedish debt collection company Intrum Justitia, which reported poor quarterly earnings. Several low-volatility stocks of high-quality, non-cyclical companies in Europe lagged the index and hurt relative performance, including Reckitt Benckiser and Nestlé.

⬛ PERSPECTIVE AND OUTLOOK

“If you buy something because it’s undervalued, then you have to think about selling it when it approaches your calculation of its intrinsic value. That’s hard. But, if you can buy a few great companies, then you can sit on your ass. That’s a good thing.”

— Charlie Munger,

Berkshire Hathaway annual meeting, 2000

Arguably the greatest contribution that Charlie Munger has made to Berkshire Hathaway’s shareholders was in convincing Warren Buffett in the 1970s that a long-duration growth business trading at an apparently premium price could still represent a good value. His reasoning was that the return on the shares would ultimately converge with the return on capital for the business as the compounding of the latter would, over a long period of time (Munger cited 40 years), come to dwarf the initial premium paid for the shares. That inevitability meant that you could buy, then sit and wait—but, presumably (and critically), only if you were assured that the company would manage to maintain its growth rate and sustain its high profitability in the process. You could tolerate occasional periods of overvaluation of that business’s shares because, given enough time, its profits would grow back into its share price.

As investors in businesses that can grow for many years with high and durable profitability, we at Harding Loevner adhere to an investment philosophy that resembles Munger’s. Through our research process, we look for companies that meet our criteria of what makes a great business. The process is focused entirely on business fundamentals: we evaluate the competitive structure of an industry, examine each participant’s competitive position, and then question whether a favorable industry structure or the particular advantages enjoyed by some participants are sustainable into the future. Upon identifying such apparently great businesses, we include them in our qualified investable universe. We estimate what their shares are worth by making financial forecasts and discounting their projected long-term cash flows to the present. While we’re not afraid to pay over the market average for shares of an excellent business, even a paragon will fail to make its way into our Portfolios if its superior long-term prospects are more than fully discounted in its current share price.

Munger’s challenge, and ours too, is in finding companies that will remain “great” for 10 years, let alone 40. Enduring jewels are more easily discovered in hindsight than in advance. The identification of such companies requires that all evidence in support of a purchase be weighed against an obvious fact—that the vast majority of businesses fail to maintain their profitability over the long term. Once an investment is made, we do much more than sit and watch the returns pour in. We set up structures to seek out evidence that the company will not stay great forever. To be able to “sit” comfortably on a holding presupposes, among other things, that the customers of that business continue to prefer its products or services. We guard against the risk of mishap through intensive monitoring of the business results of our portfolio companies, parsing financial disclosures, and checking third-party sources to gauge their progress against the mileposts that we set out in advance as supporting detail to our investment thesis. There is nothing sedentary about our ownership.

To “be right and sit tight,” to borrow a phrase from legendary Wall Street trader Jesse Livermore, is easier said than done in other ways. In addition to guarding against the deterioration of companies’ underlying businesses (the “be right” part), investors need also to guard against the human tendency to become risk averse when they are in a position of gain on their shares (the “sit tight” part); investors tend to harvest their gains too early. They process the constant bombardment of ever-shifting news as calls to action, feeding the instinct to lock in profits and avoid reversals. That flow of news can be company-specific but is often related to the general environment in which companies operate. We resist changing our views in reaction to current events. We didn’t alter the Portfolio materially in response to the Brexit referendum in 2016, nor to anticipate the “Trump bump,” or, more recently, to benefit from the US tax cuts; we also haven’t moved to a stance that bets significantly on rising interest rates. Instead, we focus on the growth prospects for each company and the specific threats that could endanger its stock’s market valuation relative to the rest of the market.

These habits of tolerating elevated valuations and resisting wholesale top-down portfolio shifts have continued to benefit the Portfolio. Despite the rising interest rate headwind and consequential impact on discount rates, growth stocks (particularly the most expensive growth stocks) outperformed this period, extending the trend from last year. Although we recognize the share prices of most rapidly growing companies are high relative to earnings and their history, we continue to take action in favor of cheaper ones only incrementally, and only against the priciest stocks in our Portfolio.

GEOGRAPHIC EXPOSURE (%) at April 30, 2018

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	0.0	3.0

EMERGING MARKETS	13.3	12.0

EUROPE EMU	13.3	11.0

EUROPE EX-EMU	14.8	10.0

FRONTIER MARKETS[2]	0.0	—

JAPAN	10.8	8.0

MIDDLE EAST	0.8	0.1

PACIFIC EX-JAPAN	2.7	3.9

UNITED STATES	41.3	52.0

CASH	3.0	—

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	12.7	12.4

CONSUMER STAPLES	5.0	8.0

ENERGY	3.8	6.7

FINANCIALS	15.5	18.6

HEALTH CARE	17.6	10.8

INDUSTRIALS	14.3	10.7

INFORMATION TECHNOLOGY	19.6	18.6

MATERIALS	8.5	5.4

REAL ESTATE	0.0	3.0

TELECOM SERVICES	0.0	2.9

UTILITIES	0.0	2.9

CASH	3.0	—

1MSCI All Country World Index.

Our reluctance to position the Portfolio in anticipation of political or economic developments does not mean we ignore the gathering clouds. Central banks are withdrawing monetary stimulus in reaction to signs that inflation expectations are increasing, and in the larger cause of normalizing interest rates ahead of the next recession. Rising populism, particularly in Europe, has called into question the longstanding consensus on advantages of a common currency, tax-free trade, and free movement of labor. And now the US threatens to precipitate a trade war that would have a devastating impact on globalization and potentially erase the enormous benefits that free trade has brought to nearly all parts of the world that have participated in it.

The recent announcements by the Trump administration to enact tariffs on various imports—including washing machines, solar panels, aluminum, steel, and, most recently, US$50 billion of other Chinese goods—could have devastating consequences for the US and its trading partners. While the brandishing of tariffs as a bilateral negotiating tactic—or as a domestic political sop—are not unique to the Trump presidency (recall tariffs from Barack Obama on Chinese tires or George W. Bush on steel), Trump’s enthusiastic use of them seems to us unusually provocative. The absolute amount of goods subject to tariffs is small relative to GDP, but the legal justification for many of them relies on an obscure clause of trade law allowing redress on the grounds of national security. This rationale sets a dangerous precedent, as it is intended to evade any adverse ruling by objective outside bodies, such as the World Trade Organization (WTO), and undermines the entire rules-based trading system that has served the global economy so well since the Second World War.

While Trump insists that “trade wars are good,” all evidence is to the contrary. Trade wars generally create losers on all sides. As countries, one after another, retaliate with their own tariffs or restrictions, the positive effects of globalization are undone. By preventing countries from focusing their productive efforts where each has a comparative advantage, trade barriers protect inefficient industries, resulting in misallocations of capital, higher costs and inflation, and lower wealth overall. Reversing globalization also has the potential to increase interest rates, which had been until recently on a more or less steady decline since the early 1980s. When economies are interdependent, local shocks are dampened by the global economy’s equilibrating mechanism, reducing economic volatility and the real component of long-term interest rates.1

We are uneasy, but admit a range of possible outcomes, from spiraling tit-for-tat tariff actions to possibly more-measured responses, and perhaps even some positive long-term consequences, such as potential reform of the WTO. But we know from experience that we have little ability to forecast the political outcome. We have resisted the temptation to alter course, unsure even what overall course we would take if our worst fears were realized with respect to the health of the world’s trading regime. Instead we continue to focus on the business fundamentals and valuations of the most resilient companies.

⬛ PORTFOLIO HIGHLIGHTS

Sticking to our last, Portfolio transactions in the last six months reflected our bottom-up assessments of profit outlook and valuation—with a particular emphasis on the latter. Many of the Portfolio changes during the period involved selling or reducing a more expensive-looking security in exchange for a less expensive alternative. Often, this meant going against prevailing momentum to sell an outperforming stock to buy an underperforming one. As one example, we sold our position in China’s Sino Biopharmaceutical in March. The stock had doubled in prior months and become significantly overvalued in our model. We then added to our holding in the UK’s Shire, which at the time was one of our worst-performing holdings and among the least expensive-looking securities in our analyst-qualified and -rated universe of companies. This transaction promptly yielded fruit when Japan’s Takeda Pharmaceutical indicated interest in acquiring Shire in late March, giving a welcome boost to Shire’s beleaguered share price.

We sold our profitable holding in Chinese gaming and social media giant Tencent, reinvesting the proceeds into South Africa’s Naspers, whose largest asset is a 31% stake in Tencent. The value of that stake alone approximates 145% of Naspers’ market capitalization. The longstanding discount to net asset value at Naspers—around a record high today—is increasingly controversial, and pressure is building on Naspers’ management to take steps to close it.

Finally, we reduced our sizable position in Nike in March, seeing less valuation appeal after the stock’s fourth-quarter 2017 share price surge, to add to Switzerland’s Lonza Group, a global leader in outsourced manufacturing for pharmaceuticals. Though a very successful investment long term, Lonza’s share price had declined sharply during the market correction, leaving its valuation looking more attractive than at any time in recent years.

1Tao Wu, “Globalization’s Effect on Interest Rates and the Yield Curve,” Economic Letter: Insights from the Federal Reserve Bank of Dallas 1, no. 9 (September 2006).

TEN LARGEST HOLDINGS at April 30, 2018

COMPANY	SECTOR	COUNTRY	%

PAYPAL	INFO TECHNOLOGY	UNITED STATES	3.2

SYSMEX	HEALTH CARE	JAPAN	2.9

ROPER	INDUSTRIALS	UNITED STATES	2.8

BOOKING HOLDINGS	CONS DISCRETIONARY	UNITED STATES	2.8

AIA GROUP	FINANCIALS	HONG KONG	2.6

FIRST REPUBLIC BANK	FINANCIALS	UNITED STATES	2.5

LONZA GROUP	HEALTH CARE	SWITZERLAND	2.5

VERISK	INDUSTRIALS	UNITED STATES	2.2

SYMRISE	MATERIALS	GERMANY	2.2

STANDARD CHARTERED	FINANCIALS	UNITED KINGDOM	2.0

Our Portfolio structure has evolved considerably in the last year, the most significant changes being an increase in our Health Care weight and a decrease in IT. Health Care now comprises nearly 18% of the Global Equity Portfolio. The Portfolio has the smallest overweight in IT relative the index since 2003, as the sector’s strong outperformance as of late left valuations less attractive, leading us to sell a number of IT stocks. Geographically, we significantly decreased our US holdings. At the end of April 2018, just 41% of the Portfolio was invested in US stocks, versus 46% one year ago. The capital raised from sales of US stocks was redeployed mainly in companies domiciled in Europe and EMs.

Portfolio Management Team Update

Scott Crawshaw has joined our Global Equity strategy portfolio management team as of January 2, 2018. He is responsible specifically for the World Equity strategy, which is based on our Global Equity strategy but benchmarked to the developed market MSCI World Index. In this role, Scott, in consultation with its co-lead PMs, will adapt the Global Equity strategy to the requirements of the World Equity strategy. Co-Lead PM Peter Baughan, CFA previously performed this function.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

FERRILL ROLL, CFA

CO-LEAD PORTFOLIO MANAGER

ALEXANDER WALSH, CFA

CO-LEAD PORTFOLIO MANAGER

SCOTT CRAWSHAW

PORTFOLIO MANAGER

BRYAN LLOYD, CFA

PORTFOLIO MANAGER

PATRICK TODD, CFA

PORTFOLIO MANAGER

ANDREW WEST, CFA

PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

For the International Equity Portfolio, the Institutional Class gained 3.97%, the Institutional Class Z gained 4.00%, and the Investor Class rose 3.81% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 3.47% (net of source taxes).

⬛ MARKET REVIEW

Markets closed 2017 on an optimistic note, with stock prices rising strongly in December. Economic growth across all major regions remained positive and synchronized, while inflation was subdued. In Europe, the European Central Bank remained accommodative on monetary policy, although it signaled a slowing pace of bond buying. China’s economy gathered momentum, shrugging off concerns over government corruption crackdowns and shaky property loans, with positive pull-through effects on its trading partners. Japanese economic growth edged higher, while inflation remained positive—a critical policy goal.

The markets’ positive trend continued into the new year, but the streak of 14 monthly gains ended in February as sanguinity gave way to worry. Although the backdrop of improving and increasingly synchronized economic growth and good corporate earnings remained in place, investors had to come to terms with some ugly prospects: higher interest rates, a trade war between the US and China, and increased regulation of technology companies.

Stock price volatility spiked at the end of January, exacerbated by the collapse of derivatives-based “inverse volatility” ETFs, contributing to a near 9% decline in equities in just 10 days. After a brief bounce in mid-February, stocks wallowed in a range through the end of April, reflecting a new set of worries about

FUND FACTS at April 30, 2018

TOTAL NET ASSETS				$ 14,157.5M

SALES CHARGE				NONE

NUMBER OF HOLDINGS				56

TURNOVER (5 YR. AVG.)				14%

REDEMPTION FEE				2% FIRST 90 DAYS

DIVIDEND POLICY				ANNUAL
	INSTITUTIONAL INVESTORS			INDIVIDUAL INVESTORS

	INSTL CLASS	INSTL CLASS Z		INVESTOR CLASS

TICKER	HLMIX	HLIZX		HLMNX

CUSIP	412295107	412295719		412295503

INCEPTION DATE	5/11/1994	7/17/2017		9/30/2005

MINIMUM INVESTMENT[1]	$100,000	$10,000,000		$5,000

NET EXPENSE RATIO	0.82%	0.73%	[2]	1.14%

GROSS EXPENSE RATIO	0.82%	0.99%	[3]	1.14%

1Lower minimums available through certain brokerage firms; 2The Net Expense Ratio is as of April 30, 2018 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2019; 3The Gross Expense Ratio is as of the Prospectus dated February 28, 2018.

increasingly ubiquitous technology platforms. A mounting furor over Facebook data illicitly exploited by political consultant Cambridge Analytica in favor of US President Donald Trump and Brexit, and the mowing down of a pedestrian by an Uber self-driving car in Arizona drew calls for more regulation of technology companies. The European Union continued its efforts to rein in “big tech,” announcing a tax on turnover of large digital companies and moving ahead with its General Data Protection Regulation mandate, which imposes strict requirements and stiff penalties regarding treatment of private data. The tech tumult turned farcical with Trump tweeting potshots at Amazon.com over its use of the Postal Service.

All sectors advanced in the period, led by Energy, as crude oil prices reached levels in April not seen since the end of 2014. Information Technology (IT) lagged the index, as its outsized January gains were nearly depleted by sharp declines late in March.

All regions except Canada advanced as well. Emerging Markets (EMs), more typically the loser from rising global risk and volatility, was among the strongest-performing regions. Confoundingly, EMs’ rise was supported by Brazil and Russia, two of the biggest exporters of steel and other commodities whose trade is endangered. A Brazilian court upheld the conviction of former president Luiz In-ácio Lula da Silva on corruption charges, likely precluding him from running again and restoring his redistributionist policies.

The most expensive quintile of stocks gained in the period, outperforming the rest by a wide margin. The fastest-growing quintile of stocks also rose more than the other 80% of stocks, on average. Quality was not a significant return factor.

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018							for periods ending April 30, 2018
	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05

INTL EQUITY PORTFOLIO – INST CLASS	19.20	8.89	8.34	5.71	6.58			16.46	7.67	7.84	5.22	6.59

INTL EQUITY PORTFOLIO – INST CLASS Z	–	–	–	–		9.48		–	–	–	–		10.24

INTL EQUITY PORTFOLIO – INVESTOR CLASS	18.80	8.51	7.99	5.38			6.95	16.07	7.33	7.50	4.89			6.96

MSCI ALL COUNTRY WORLD EX-US INDEX	16.53	6.18	5.88	2.70	–	7.35	4.97	15.91	5.01	5.46	2.26	–	9.06	5.07

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

⬛ PERFORMANCE ATTRIBUTION

The Portfolio’s positive relative performance derived primarily from good stock selection, especially in Financials and Health Care. In Financials, Hong Kong-based life insurer AIA Group added to relative returns. Brazilian lender Itaú Unibanco rallied on the Lula court ruling, while DBS Group of Singapore signaled larger distributions of capital to shareholders with a surprising regular dividend increase plus a special dividend. Health Care was led by medical information provider M3, which rose on news that the company acquired an American clinical trials firm, signaling entry into the large and profitable US market. On the other side of the ledger, crop chemicals and pharmaceuticals giant Bayer suffered on news that regulators may require the company to divest some key businesses in order to win approval for its purchase of Monsanto, reducing its ability to exploit merger synergies.

Our holdings in Pacific ex-Japan added the most to relative performance from a regional perspective, aided by DBS Group and AIA Group. Stocks in Japan also contributed, especially M3 and Sysmex, the clinical-testing equipment manufacturer. Sysmex’s management stoked optimism over the potential impact of its R&D in liquid biopsy technology. Relative performance in EMs suffered as South African media conglomerate Naspers declined. Despite the large cash proceeds from the sale of a sliver of its successful investment in Chinese internet platform Tencent, many of Naspers’ newer investments are still absorbing resources rather than generating cash flow. Samsung Electronics also underperformed due to concerns that it will earn lackluster returns from its large investment to supply the latest Apple iPhone, which has been met with slow demand.

⬛ PERSPECTIVE AND OUTLOOK

“If you buy something because it’s undervalued, then you have to think about selling it when it approaches your calculation of its intrinsic value. That’s hard. But, if you can buy a few great companies, then you can sit on your ass. That’s a good thing.”

— Charlie Munger,

Berkshire Hathaway annual meeting, 2000

Arguably the greatest contribution that Charlie Munger has made to Berkshire Hathaway’s shareholders was in convincing Warren Buffett in the 1970s that a long-duration growth business trading at an apparently premium price could still represent a good value. His reasoning was that the return on the shares would ultimately converge with the return on capital for the business as the compounding of the latter would, over a long period of time (Munger cited 40 years), come to dwarf the initial premium paid for the shares. That inevitability meant that you could buy, then sit and wait—but, presumably (and critically), only if you were assured that the company would manage to maintain its growth rate and sustain its high profitability in the process. You could tolerate occasional periods of overvaluation of that business’s shares because, given enough time, its profits would grow back into its share price.

As investors in businesses that can grow for many years with high and durable profitability, we at Harding Loevner adhere to an investment philosophy that resembles Munger’s. Through our research process we look for companies that meet our criteria of what makes a great business. The process is focused entirely on business fundamentals: we evaluate the competitive structure of an industry, examine each participant’s competitive position, and then question whether a favorable industry structure or the particular advantages enjoyed by some participants are sustainable into the future. Upon identifying such apparently great businesses, we include them in our qualified investable universe. We estimate what their shares are worth by making financial forecasts and discounting their projected long-term cash flows to the present. While we’re not afraid to pay over the market average for shares of an excellent business, even a paragon will fail to make its way into our portfolios if its superior long-term prospects are more than fully discounted in its current share price.

Munger’s challenge, and ours too, is in finding companies that will remain “great” for 10 years, let alone 40. Enduring jewels are more easily discovered in hindsight than in advance. The identification of such companies requires that all evidence in support of a purchase be weighed against an obvious fact—that the vast majority of businesses fail to maintain their profitability over the long term. Once an investment is made, we do much more than sit and watch the returns pour in. We set up structures to seek out evidence that the company will not stay great forever. To be able to

“sit” comfortably on a holding presupposes, among other things, that the customers of that business continue to prefer its products or services. We guard against the risk of mishap through intensive monitoring of the business results of our portfolio companies, parsing financial disclosures, and checking third-party sources to gauge their progress against the mileposts that we set out in advance as supporting detail to our investment thesis. There is nothing sedentary about our ownership.

To “be right and sit tight,” to borrow a phrase from legendary Wall Street trader Jesse Livermore, is easier said than done in other ways. In addition to guarding against the deterioration of companies’ underlying businesses (the “be right” part), investors need also to guard against the human tendency to become risk averse when they are in a position of gain on their shares (the “sit tight” part); investors tend to harvest their gains too early. They process the constant bombardment of ever-shifting news as calls to action, feeding the instinct to lock in profits and avoid reversals. That flow of news can be company-specific but is often related to the general environment in which companies operate. We resist changing our views in reaction to current events. We didn’t alter the portfolio materially in response to the Brexit referendum in 2016, nor to anticipate the “Trump bump,” nor, more recently, to benefit from the US tax cuts; we also haven’t moved to a stance that bets significantly on rising interest rates. Instead, we focus on the growth prospects for each company and the specific threats that could endanger its stock’s market valuation relative to the rest of the market.

These habits of tolerating elevated valuations and resisting wholesale top-down portfolio shifts have continued to benefit the Portfolio. Despite the rising interest rate headwind and consequential impact on discount rates, growth stocks (particularly the most expensive growth stocks) outperformed this period, extending the trend from last year. Although we recognize the share prices of most rapidly growing companies are high relative to earnings and their history, we continue to take action in favor of cheaper ones only incrementally, and only against the priciest stocks in our Portfolio.

Our reluctance to position the Portfolio in anticipation of political or economic developments does not mean we ignore the gathering

GEOGRAPHIC EXPOSURE (%) at April 30, 2018

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	1.9	6.2

EMERGING MARKETS	19.4	25.1

EUROPE EMU	29.9	22.9

EUROPE EX-EMU	19.6	20.7

FRONTIER MARKETS[2]	0.0	—

JAPAN	14.0	16.7

MIDDLE EAST	2.2	0.3

PACIFIC EX-JAPAN	8.2	8.1

OTHER[3]	1.5	—

CASH	3.3	—

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	6.3	11.4

CONSUMER STAPLES	7.1	9.3

ENERGY	5.7	7.1

FINANCIALS	19.4	23.0

HEALTH CARE	17.1	7.6

INDUSTRIALS	12.1	11.8

INFORMATION TECHNOLOGY	20.5	11.5

MATERIALS	7.7	8.1

REAL ESTATE	0.8	3.2

TELECOM SERVICES	0.0	4.0

UTILITIES	0.0	3.0

CASH	3.3	—

1MSCI All Country World ex-US Index.

clouds. Central banks are withdrawing monetary stimulus in reaction to signs that inflation expectations are increasing, and in the larger cause of normalizing interest rates ahead of the next recession. Rising populism, particularly in Europe, has called into question the longstanding consensus on advantages of a common currency, tax-free trade, and free movement of labor. And now the US threatens to precipitate a trade war that would have a devastating impact on globalization and potentially erase the enormous benefits that free trade has brought to nearly all parts of the world that have participated in it.

The recent announcements by the Trump administration to enact tariffs on various imports—including washing machines, solar panels, aluminum, steel, and, more recently, US$50 billion of other Chinese goods—could have devastating consequences for the US and its trading partners. While the brandishing of tariffs as a bilateral negotiating tactic—or as a domestic political sop—are not unique to the Trump presidency (recall tariffs from Barack Obama on Chinese tires or George W. Bush on steel), Trump’s enthusiastic use of them seems to us unusually provocative. The absolute amount of goods subject to tariffs is small relative to GDP, but the legal justification for many of them relies on an obscure clause of trade law allowing redress on the grounds of national security. This rationale sets a dangerous precedent, as it is intended to evade any adverse ruling by objective outside bodies, such as the World Trade Organization (WTO), and undermines the entire rules-based trading system that has served the global economy so well since the Second World War.

While Trump insists that “trade wars are good,” all evidence is to the contrary. Trade wars generally create losers on all sides. As countries, one after another, retaliate with their own tariffs or restrictions, the positive effects of globalization are undone. By preventing countries from focusing their productive efforts where each has a comparative advantage, trade barriers protect inefficient industries, resulting in misallocations of capital, higher costs and inflation, and lower wealth overall. Reversing globalization also has the potential to increase interest rates, which had been until recently on a more or less steady decline since the early 1980s. When economies are interdependent, local shocks are dampened by the global economy’s equilibrating mechanism, reducing economic volatility and the real component of long-term interest rates.

We are uneasy, but admit a range of possible outcomes, from spiraling tit-for-tat tariff actions to possibly more-measured responses, and perhaps even some positive long-term consequences, such as potential reform of the WTO. But we know from experience that we have little ability to forecast the political outcome. We have resisted the temptation to alter course, unsure even what overall course we would take if our worst fears were realized with respect to the health of the world’s trading regime. Instead we continue to focus on the business fundamentals and valuations of the most resilient companies.

⬛ PORTFOLIO HIGHLIGHTS

Two of the largest contributors to positive relative returns in the Portfolio over the trailing six months—Dassault Systèmes and M3—are prime examples of companies that Charlie Munger might like. In both cases, we’ve been right about the durable profitability and rapid growth of the businesses. And Jesse Livermore would approve our having sat tight, as we have owned their shares continuously for a long time. We believed that both companies were capable of growing rapidly for many years. But to remain invested in them, we have had to live through periods of overvaluation.

Japan’s M3 is a health care IT company, first qualified and rated by one of our analysts in January 2006. M3’s flagship service is MR-kun, an online platform for physicians that provides information specific to their individual therapeutic specialties, including all relevant research studies and clinical trial data.

M3 now has recurring interaction with more than 80% of physicians in Japan, who represent a high-value audience for pharmaceutical companies seeking to develop or market new drugs. M3 will continue to grow as it adds more online and offline services in Japan. Meanwhile the company is replicating its information ecosystem outside of its home market, with four million doctors using its platform, and where it now garners 25% of its revenues. M3 is among Japan’s fastest-growing companies, and, accordingly, its shares trade at apparent high prices. Today, M3’s market capitalization is US$13 billion, compared with just over US$1 billion when we bought it in 2008.

Dassault Systèmes is a 3D-design software company that we have owned since 2003. After starting with an aerospace-design focus, Dassault’s software is now used by over 200,000 enterprises across a dozen industries in 140 countries. Its segment of the software industry, often referred to as product lifecycle management, features above-average and durable growth, fueled by the increasing global emphasis on efficient production.

To Munger’s point about the convergence of the return on capital of a business and the return to its shareholders, we have experienced something comparable. Over our 10-year holding period, M3 has had an average annual return on capital of 26%,

TEN LARGEST HOLDINGS at April 30, 2018

COMPANY	SECTOR	COUNTRY	%

AIA GROUP	FINANCIALS	HONG KONG	4.4

ALLIANZ	FINANCIALS	GERMANY	3.6

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	3.6

BAYER	HEALTH CARE	GERMANY	3.5

ROYAL DUTCH SHELL	ENERGY	UNITED KINGDOM	3.3

DASSAULT SYSTÈMES	INFO TECHNOLOGY	FRANCE	3.1

NESTLÉ	CONS STAPLES	SWITZERLAND	3.0

FANUC	INDUSTRIALS	JAPAN	2.8

BAIDU	INFO TECHNOLOGY	CHINA	2.8

DBS GROUP	FINANCIALS	SINGAPORE	2.6

within shouting distance of the 32% compound annual return of the shares in that time. Similarly, Dassault’s return on capital has averaged 14% over our 15-year holding period, close to the 16% compound annual return of its shares.

The Portfolio’s structure has changed little in the last six months, with IT and Health Care remaining our largest overweights relative the index. We added one Health Care holding to the Portfolio. Novozymes is the leading manufacturer of industrial enzymes, used in a variety of applications, including fuel, detergent, and food. Its global market share approaches 50%, and the market is expanding as manufacturers replace inorganic chemicals in household products with naturally occurring enzymes. Novozymes controls more than twice as many patents than its next-largest competitor and spends more on R&D than its three biggest rivals combined.

We sold two companies in the period. We sold Mexican media company Televisa due to rising competitive intensity. We also sold Garanti Bank, which has suffered from the stock price volatility and currency depreciation that have marked all Turkish investments. With US dollar interest rates on the rise, and Turkey’s need for capital inflows undiminished, there is little prospect for the stabilization that seemed possible just a few years ago.

Portfolio Management Team Update

Scott Crawshaw has joined our International Equity strategy portfolio management team as of January 2, 2018. He is responsible specifically for the EAFE Equity strategy, which is based on our International Equity strategy but benchmarked to the developed market MSCI EAFE Index. In this role, Scott, in consultation with its co-lead PMs, will adapt the International Equity strategy to the requirements of the EAFE Equity strategy. Co-lead PM Alexander Walsh, CFA previously performed this function.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

JAFAR RIZVI, CFA CO-LEAD PORTFOLIO MANAGER ANIX VYAS, CFA CO-LEAD PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

For the International Small Companies Portfolio, the Institutional Class gained 4.15% and the Investor Class gained 4.08% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, rose 5.44% (net of source taxes).

⬛ MARKET REVIEW

Stocks of international small caps rose steadily from early December through the first 25 days of 2018 on the prospects of continued economic growth and strong corporate earnings. In late January, however, employment reports stoked fears that economies were overheating and that central bankers would quicken monetary tightening. Largely absent since the Brexit vote in June 2016, market volatility returned. Between January 26 and February 9, non-US small cap stocks fell about 9% before stabilizing. Then, in March, US President Donald Trump threatened to precipitate a trade war by declaring tariffs on steel, aluminum, and other products. China and other trading partners vowed to retaliate.

Amid the tumult, non-US small caps continued to report strong revenue and earnings growth and outperformed non-US large companies by 200 basis points in the trailing six months. Smaller companies, which tend to focus more on their home markets, are relatively insulated from the effects of trade wars. One example is the Moscow Exchange, which is discussed later in this commentary.

Japan was the strongest performing “region,” rising over 7%. Europe also performed well, both within and outside of the eurozone. Emerging Market small caps were also strong, with above-index returns from Egypt, South Korea, South Africa, and Brazil. Canada and the Middle East were the only regions to decline.

All sectors rose in the six months. Health Care rose the most (14%), driven by innovations and improving prospects for growth at many small biotech and biopharmaceutical firms in both emerging and developed markets. Consumer Staples, Real Estate, and Energy were the next strongest sectors. Stocks of Industrials and Telecom Services companies lagged the index the most.

Based on our categorizations, stocks of the fastest-growing companies performed best—continuing a trend from 2017. The most expensive quintile of stocks also outperformed the rest by a wide margin. Quality was not a significant return factor in the period.

FUND FACTS at April 30, 2018

TOTAL NET ASSETS		$250.1M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		96

TURNOVER (5 YR. AVG.)		36%

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL INVESTORS	INDIVIDUAL INVESTORS

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLMRX	HLMSX

CUSIP	412295875	412295883

INCEPTION DATE	6/30/2011	3/26/2007

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	1.15%	1.40%

GROSS EXPENSE RATIO	1.41%	1.80%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2019.

⬛ PERFORMANCE ATTRIBUTION

Viewed by sector, stocks in Financials detracted from the Portfolio’s relative returns. Suruga Bank, which has over 100 branches across Japan, detracted from performance due to credit problems with the real estate company Smart Days. Smart Days leases residential property from investor-owners, then re-leases them to subtenants. Many of the owners financed their property purchases with Suruga Bank. In February, Japanese news outlets reported that due to low occupancy rates, Smart Days had been unable to continue making lease payments to many of the property owners and, as a result, the owners have stopped making payments to Suruga Bank on their loans. We are investigating whether Suraga’s arrangement with Smart Days was a one-off mistake, or if it is indicative of systematic credit-underwriting problems at the bank.

The decline was partially offset by strong stocks in Information Technology (IT) and the Portfolio’s overweight to Health Care. The bulk of our IT exposure is to software and services, which was the sector’s best-performing industry group. Infomart, a Japanese e-commerce company that services the restaurant industry, was one of the largest contributors to relative returns. In 2017, Infomart’s heavy investments in software that enables online invoicing weighed on profits. But in February, management forecast 42% growth in operating profit in 2018, suggesting that these investments are now bearing fruit as customers shift away from inefficient paper-invoicing systems in favor of Infomart’s product.

Regionally, poor stock selection in Emerging Markets detracted from relative returns. In India, Axis Bank accounts for over half of Max Financial’s life insurance distribution. This arrangement is likely in jeopardy, as Axis Bank is reportedly pursuing its own

  PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018						for periods ended April 30, 2018
	1	3	5	10	SINCE INCEPTION*		1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07

INTL SMALL COMPANIES PORTFOLIO – INST CLASS	25.00	10.92	9.50	–	8.16		18.19	9.23	8.75	–	7.87

INTL SMALL COMPANIES PORTFOLIO – INVESTOR CLASS	24.66	10.63	9.23	8.09		7.04	17.98	8.97	8.50	7.81		6.87

MSCI ALL COUNTRY WORLD EX-US SMALL CAP INDEX	20.60	10.40	8.57	5.51	6.49	–	18.44	8.70	8.24	5.33	6.59	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

life insurance business. The news weighed on Max Financial’s stock price, but we continue to believe in the company’s ability to grow its other distribution channels and in the long-term growth of the Indian life insurance market overall.

The Portfolio gained from strong stock selection in Japan, our underweight to Canada, and our (off-benchmark) Frontier Market holdings, notably in Kenya. We have written about how a banking law newly enacted in Kenya that established a floor on deposit rates and capped lending rates was hurting the profitability of the entire sector. Since then, Equity Bank has sustained its profitability by increasing fee income, and by reclassifying savings accounts as current accounts to reduce the cost of funding. Equity Bank’s profits rose 14% in 2017. Further, the governor of the Central Bank of Kenya, Patrick Ngugi Njoroge, is pushing for a repeal of the 2016 interest rate regulation.

⬛ INVESTMENT PERSPECTIVES

We rely on an investment process that offers our clients a portfolio of businesses that we believe are more resilient to volatility and shocks from any number of directions. We look for competitive businesses with steady returns on capital, significant free cash flow, healthy balance sheets, and management focused on their companies’ core strengths. In particular, we look for pricing power, which we see as key to companies maintaining their margins in growth-challenged environments.

In Japan, a shrinking labor market and rising labor costs are sources of mounting concern for companies large and small. We are hard pressed to think of a company more advantageously positioned than SMS, a niche health care IT firm that provides software and services for staff recruitment for hospitals and elderly care facilities. While other Japanese companies have been struggling with the country’s shrinking labor pool and rising wages, SMS has thrived. Japan’s rising number of elderly increases demand for nurses and other health care workers. The company—which earns a 20% commission on the first-year salary of recruited personnel—not only benefits from that market growth, but also from rising wages. SMS has not grown complacent; it is channeling more resources into its Kaipoke software, which provides nursing care placement services, and the platform’s expanding capabilities are transforming neatly into pricing power and market share. Subscriber growth has been steady despite a nearly seven-fold increase in subscription fees since the software was released in 2006.

Unlike SMS, which operates in the idiosyncratic Japanese labor market, Ottawa-based Kinaxis competes in the much faster-growing global market for supply chain management software. The company is outpacing its competitors, racking up an impressive win rate over the likes of SAP, Infor, and JDA Software, primarily due to the high quality and functionality of its product. Its revenue retention exceeds 100%, with clients not only renewing subscriptions but spending more each year. Because its recurring revenues are so reliable, Kinaxis can afford to be highly selective in its sales strategy. At its recent Investor Day in Toronto, CEO John Sicard stated that management is comfortable losing low-margin deals with customers with tight budgets and limited needs to focus on comprehensive solutions for potentially larger customers. In fact, Sicard said he wants Kinaxis’s sales staff to walk away from deals rather than compromise on pricing. This strategy aims to ensure that the company’s growth does not reduce margins, and that it generates free cash for reinvestment. The company is committed to spending 18% of revenues on R&D. Spending is concentrated on its core supply chain software, introducing more advanced machine-learn-ing-based analytics tools and a cloud-based mobile app that allows managers to monitor their entire supply chain in real time.

While Kinaxis shows that a company can achieve pricing power by building a clientele selectively, the Moscow Exchange demonstrates the merits of another approach: domination of a single domestic market. The company provides clearing and custody services as well as a trading platform for financial products (equities, bonds, derivatives, foreign exchange) in Russia. The strength of the company’s competitive position is evident in its ability to coordinate price increases with system upgrades in such a way as to meet widespread approval from its client base. In the volatile Russian market, the Moscow Exchange is highly successful in providing a core financial service, demand for which would only increase if developments in the political arena lead to more sanctions or other actions that further isolate Russian firms from rival financial institutions in the West.

The Moscow Exchange illustrates our belief that, even in challenging environments, companies with steady fundamentals and financial strength can be resilient to a variety of shocks. Kinaxis shows how a company with a high-quality product and laser-focused management can gain market share without compromising profit margins in a highly competitive industry. SMS reminds us that, even in slowly growing economies, companies with innovative technological or service solutions for a precisely targeted market can flourish. We hold in our International Small Companies Portfolio a mix of these fundamentally strong small companies across a range of industries in developed, emerging, and frontier markets. The result of this broad diversification is a record of volatility below that of the benchmark and, in recent years, below that of international large caps as well (see chart below).

Source: eVestment alliance (eA); Harding Loevner International Small Companies Portfolio; MSCI Inc.; Data as of March 31, 2018.

GEOGRAPHIC EXPOSURE (%) at April 30, 2018

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	1.1	6.6

EMERGING MARKETS	16.4	22.2

EUROPE EMU	24.8	17.8

EUROPE EX-EMU	26.7	22.3

FRONTIER MARKETS[2]	7.0	—

JAPAN	13.3	22.2

MIDDLE EAST	1.3	1.0

PACIFIC EX-JAPAN	4.0	7.9

OTHER[3]	0.9	—

CASH	4.5	—

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries classified in countries outside the Index.

SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	5.7	15.7

CONSUMER STAPLES	10.1	6.8

ENERGY	4.0	3.6

FINANCIALS	8.5	10.7

HEALTH CARE	14.3	7.6

INDUSTRIALS	21.4	19.0

INFORMATION TECHNOLOGY	23.4	11.8

MATERIALS	5.8	10.9

REAL ESTATE	0.0	10.0

TELECOM SERVICES	0.4	1.1

UTILITIES	1.9	2.8

CASH	4.5	—

1MSCI All Country World ex-US Small Cap Index.

⬛ PORTFOLIO HIGHLIGHTS

In the trailing six months, our complete sales included two companies for which our investment thesis had broken down. Dignity is a funeral services provider in the UK. Bereaved families are growing less accepting of high prices, in part due to the rising ease of comparing prices online. Dignity—which historically has differentiated itself by offering superior service—has responded to competitive pressures by slashing its prices. As a result, its profitability has suffered. Dignity will struggle to remain competitive, especially given its lack of a digital channel.

PAX Global makes electronic point-of-sale payment terminals in China. The market for terminals is shrinking in the country as merchants opt for online platforms such as WePay and Alipay. Our analyst’s original investment thesis anticipated that PAX would be able to move from a hardware maker to a software and services company. Despite the company’s investments in R&D, we no longer see PAX making this leap to keep up with the online payments platforms.

Other complete sales in the period included Clicks Group, GRUH Finance, Hiday Hidaka, and TPG Telecom. We also trimmed positions in several other strongly performing stocks that had become overvalued. We used the cash from these sales to establish positions in high-quality growth companies whose stocks appeared more attractively priced:

Security Bank, a commercial bank in the Philippines. We expect the bank to grow as demand for financial services accelerates in its home market. The company’s proven ability to assess credit risks places it at a strong competitive advantage in a national market that lacks a fully functioning credit bureau.

Diploma, an international group of businesses that sell technical products and services, including diagnostic equipment and supplies for hospital labs, filters and gaskets for industrial equipment, and specialty wiring used by aerospace, transportation, and defense companies. Each of Diploma’s businesses operates in lucrative niches. The company uses part of its strong cash flow to acquire more niche businesses with successful track records, expanding and diversifying Diploma’s client base.

We also purchased two South Korean companies—Hankook Tire and Coway. Other new purchases included UAE food and beverages manufacturer Agthia, Vietnamese steel producer Hoa Phat Group, and German software developer RIB Software. And we added to several existing positions because their valuations appeared attractive.

Portfolio Management Team Update

Anix Vyas, CFA was appointed co-lead portfolio manager of Harding Loevner’s International Small Companies Equity strategy, effective April 2, 2018. He joins Jafar Rizvi, CFA, who has served as a portfolio manager on the strategy since 2011. Anix joined Harding Loevner in 2013 as a research analyst and covers capital goods and materials companies—a role that he will continue as a portfolio manager.

  TEN LARGEST HOLDINGS at April 30, 2018

COMPANY	SECTOR	COUNTRY	%

REPLY	INFO TECHNOLOGY	ITALY	2.7

NAKANISHI	HEALTH CARE	JAPAN	2.5

ARIAKE	CONS STAPLES	JAPAN	2.5

CARL ZEISS MEDITEC	HEALTH CARE	GERMANY	2.4

ALTEN	INFO TECHNOLOGY	FRANCE	2.4

ABCAM	HEALTH CARE	UNITED KINGDOM	2.4

SENIOR	INDUSTRIALS	UNITED KINGDOM	2.3

ROTORK	INDUSTRIALS	UNITED KINGDOM	2.1

BECHTLE	INFO TECHNOLOGY	GERMANY	2.0

INFOMART	INFO TECHNOLOGY	JAPAN	1.9

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

G. RUSTY JOHNSON, CFA	PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

CRAIG SHAW, CFA	SCOTT CRAWSHAW
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

RICHARD SCHMIDT, CFA
PORTFOLIO MANAGER

The Institutional Emerging Markets Portfolio and the Emerging Markets Portfolio are generally closed to new investors.

The Institutional Emerging Markets Portfolio – Class I and Class II – and the Emerging Markets Portfolio – Advisor Class (collectively, the “Portfolios”) are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

⬛ PERFORMANCE SUMMARY

For the Institutional Emerging Markets Portfolio, Class I rose 4.10% and Class II rose 4.14% (net of fees and expenses). For the Emerging Markets Portfolio, the Advisor Class rose 3.99% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 4.80% (net of source taxes).

⬛ MARKET REVIEW

The MSCI Emerging Markets (EMs) Index started strong in the new fiscal year through late January, benefiting from robust global economic growth and strong EM companies’ earnings growth—especially, but not exclusively, in the Information Technology (IT) sector. The ongoing absence of inflationary pressures also allowed developed countries to continue the easy monetary policies that have supported lofty real asset and financial valuations. But volatility returned to global equity markets in late January and February, and EMs declined sharply before staging a modest recovery. Investors appeared torn between the strength of EM companies’ fundamentals, as reflected in robust earnings growth, and emerging threats to the world’s cyclical economic expansion. Strong employment reports in the US and Japan presaged higher wage inflation and fed the fear that global interest rates would rise faster and further than previously expected. Another threat, of a global trade war, followed in March when US President Donald Trump announced import tariffs on aluminum, steel, and a broad cross-section of other products from China, and the US’s trading

FUND FACTS at April 30, 2018

SALES CHARGE			NONE

NUMBER OF HOLDINGS			79

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL
INSTITUTIONAL INVESTORS			INDIVIDUAL INVESTORS

PORTFOLIO ASSETS	$5,220.0M		$4,279.4M

TURNOVER (5 YR. AVG.)	21%		25%

CLASS	CLASS I	CLASS II	ADVISOR

TICKER	HLMEX	HLEEX	HLEMX

CUSIP	412295701	412295693	412295305

INCEPTION DATE	10/17/2005	3/5/2014	11/9/1998

MINIMUM INVESTMENT[1]	$500,000	$25,000,000	$5,000

NET EXPENSE RATIO	1.28%	1.11%[2]	1.42%

GROSS EXPENSE RATIO	1.28%	1.23%[3]	1.42%

1Lower minimums available through certain brokerage firms; 2The Net Expense Ratio is as of April 30, 2018 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2019; 3The Gross Expense Ratio is as of the Prospectus dated February 28, 2018.

partners, including the European Union and China, promptly responded with retaliatory measures.

The Health Care sector provided the strongest returns, with good performance from the leading South Korean and Chinese drug companies. The next-strongest sector was Energy, as Brent oil sustained higher prices in the US$65–70 range since the start of 2018. Meanwhile IT, home to many of the fastest-growing companies and most highly valued stocks at the start of the period, ended up lagging the index. While China’s online gaming giant Tencent continued to report standout results, concerns mounted over weaker-than-expected demand for Apple’s iPhone X negatively impacted companies in its supply chain, including component manufacturers Largan Precision (camera lenses) and assembler Hon Hai Precision. Financials and Consumer Discretionary—sectors that are often seen as a gauge of overall economic health—provided conflicting signals. Financials outperformed, with strong contributions from South Africa, China, and Brazil. Consumer Discretionary, in contrast, was the weakest sector dragged down by double-digit negative returns in Mexico and Brazil.

By region, Africa saw the best returns in the six-month period. In South Africa, investors were given a reason for hope in the ascension of Cyril Ramaphosa, who became the new leader of the African National Congress (ANC) party and succeeded Jacob Zuma as the country’s next president. Ramaphosa, an avowed reformer, has promised to stamp out corruption and attract foreign investment back to the country. Latin America was also strong on good returns in Brazil, Colombia, and Peru, all helped by rising commodity prices. The Brazilian market spiked after a court upheld the conviction of former president Luiz Inácio Lula da Silva on corruption charges, likely precluding him from running again and restoring his populist policies.

  PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018							for periods ended April 30, 2018
	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	Oct-05	Mar-14	Nov-98	YEAR	YEARS	YEARS	YEARS	Oct-05	Mar-14	Nov-98

INST. EMERGING MARKETS PORTFOLIO – CLASS I	25.55	10.70	7.21	4.10	8.36			17.91	7.79	6.03	2.97	8.01

INST. EMERGING MARKETS PORTFOLIO – CLASS II	25.82	10.92	–	–		8.52		18.15	7.97	–	–		7.48

EMERGING MARKETS PORTFOLIO – ADVISOR CLASS	25.35	10.55	7.16	4.05			12.22	17.74	7.64	5.94	2.92			11.97

MSCI EMERGING MARKETS INDEX	24.93	8.81	4.99	3.02	7.69	7.52	–	21.71	6.00	4.74	2.17	7.60	7.25	–

Returns are annualized for periods greater than 1 year. *Inception of Class I, October 17, 2005. Inception of Class II, March 5, 2014. Inception of the Advisor Class, November 9, 1998. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

Performance varied widely across Asian markets, with Thailand, Malaysia, and Pakistan posting strong returns, China outperforming only modestly, and India, Taiwan, Indonesia, and the Philippines lagging. India faced a new challenge with its banking system: revelations of fraud inside one of the leading state banks, Punjab National. Also, India enacted a new capital gains tax on equity investments held for over a year. The tax—unusual in EM countries—cuts the potential net return for long-term investors and is antithetical to Prime Minister Narendra Modi’s avowed goal to attract more long-term investment capital.

⬛ PERFORMANCE ATTRIBUTION

The Portfolios underperformed this period primarily due to poor stocks in IT, particularly our holdings of key component suppliers to Apple’s iPhone: Taiwan’s Largan Precision and Hon Hai Precision as well as China’s AAC Technologies, a manufacturer of speakers and other acoustic components for smartphones.

In Real Estate, the United Arab Emirates’ Emaar Properties fell when its sale of shares in Emaar Development, its property development subsidiary, fetched a lower-than expected price. Also, while Emaar Properties reported solid fiscal year 2017 fundamental results, it disappointed investors with a lower-than-expected dividend and hints at weaker margins in 2018. The Portfolios also lagged in Telecom Services with shares of India’s Bharti Infratel performing poorly due to the consolidation of the country’s wireless service companies. This consolidation will result in fewer bidders for usage of Infratel’s towers and increased bargaining power for the remaining wireless companies. We sold the holding in this period.

Stocks in Energy and Financials were key positive contributors. In the former, oil producer Lukoil and pipe manufacturer Tenaris rose with oil prices. In Financials, the key contributor was South Africa’s Standard Bank, whose shares were boosted by strong fourth-quarter earnings. The company’s migration to a new digital banking platform, nearly complete after a half decade, promises greater efficiency and the ability to offer new, customized products and has helped to raise the market’s expectations for long-term profits. Despite difficult economic conditions on the continent, Standard Bank’s “Africa” business, which excludes its home country, has continued to grow and now accounts for almost one-third of its banking profits.

From a regional perspective, we lagged in the Middle East primarily due to Emaar Properties. We also underperformed in Asia overall due to weak stocks in Taiwan (Largan and Hon Hai) and South Korea (furniture retailer Hanssem). However, we had strong relative returns in China, where shares of Sino Biopharmaceutical surged as successful drug trials and regulatory approvals led to an acceleration in revenue projections. Standard Bank contributed to the Portfolios’ outperformance in Africa. The Portfolios’ allocation to EM companies listed in developed markets—including Hong Kong-listed insurance giant AIA Group—also contributed to relative returns.

⬛ INVESTMENT PERSPECTIVES

China’s Newest New Era Powered by Fundamentals

The impressive share-price appreciation of China’s dominant internet stocks in 2017 mesmerized investors. Equally remarkable was the elevation in profits and returns for China’s IT sector that supported this upsurge. IT businesses’ success has been underpinned by the rapid rise of China’s middle class and its epochal transformation into a consumption-led economy. From 2000 to 2016, per-capita GDP rose from about US$960 to US$8,120, while the portion of the population defined as middle class jumped from 5 million to 225 million people.1 With the help of supportive government policies, China’s IT companies created highly engaging products and services for shopping, communications, and entertainment. Share prices reflect the companies’ success at capturing the attention—and the money—of this vast and growing population.

Among developing countries, China is unique in possessing a combination of pro-development government policies, strong infrastructure, rising incomes for a vast population, and well-managed companies skillfully exploiting these advantages. This powerful combination aided the fundamental advance of IT companies. We believe it also presents attractive investment opportunities in other sectors.

1“Chinese Society: The New Class War,” The Economist (July 19, 2016); World Bank data.

Growth in China’s IT and related businesses has been orchestrated by two highly skilled managements: the government and corporate leaders. Government provided the physical infrastructure (including advanced, and vast, transportation networks and a reliable energy grid) and schools and universities of an increasingly high quality lacking in most developing countries. State policies have also supported domestic champions in key industries, including internet-related enterprises, by providing incentives (such as tax breaks and subsidies for R&D) and protecting them from foreign competitors like Google and Facebook. Meanwhile, visionary leaders at businesses such as Alibaba and Tencent identified and seized the nascent growth opportunities that the internet provided by creating differentiated services and unique experiences for consumers. They also took advantage of the relative under-development and lack of strong incumbents within the retailing, services, and entertainment industries.

But the combined efforts of government and companies are spurring the growth not only of IT and internet-related businesses. A key element of President Xi Jinping’s “New Era” program—enshrined as the nation’s lodestar during the 19th National Congress of the Communist Party of China held in October—is achieving a continued rise in living standards through more-advanced production methods and the development of higher-quality products and services. Xi’s administration is therefore promoting innovation across multiple industries, including technology, energy, and health care. For example, the government has been encouraging more use of cleaner energy, notably natural gas. Further, China’s Food and Drug Administration recently upgraded the drug approval and regulation process to meet standards akin to those of the US and Europe. These reforms, by weeding out producers of ineffective or poor-quality drugs, should reduce the competition faced by China’s leading pharmaceutical companies.

Within their global universe, our analysts now follow more businesses in China than in any other country outside of the US and

  GEOGRAPHIC EXPOSURE (%) at April 30, 2018

COUNTRY/REGION	INSTITUTIONAL HLMEX /HLEEX	ADVISOR HLEMX	BENCHMARK[1]

BRAZIL	6.7	6.7	7.2

CHINA + HONG KONG[2]	34.4	34.4	30.1

INDIA	3.5	3.5	8.5

MEXICO	3.3	3.3	3.0

RUSSIA	6.1	6.1	3.3

SOUTH AFRICA	6.2	6.2	6.7

SOUTH KOREA	9.6	9.6	15.6

TAIWAN	8.2	8.2	11.2

SMALL EMERGING MARKETS[3]	12.7	12.7	14.4

FRONTIER MARKETS[4]	2.8	2.8	–

DEVELOPED MARKET LISTED[5]	3.6	3.6	–

CASH	2.9	2.9	–

1MSCI Emerging Markets Index; 2The Harding Loevner Funds Emerging Markets Portfolios’ end weight in China is 27.9% and Hong Kong is 6.5%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less- developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets.

  SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	INSTITUTIONAL HLMEX /HLEEX	ADVISOR HLEMX	BENCHMARK[1]

CONSUMER DISCRETIONARY	12.6	12.6	9.5

CONSUMER STAPLES	6.5	6.5	6.6

ENERGY	7.1	7.1	7.3

FINANCIALS	28.0	28.0	23.8

HEALTH CARE	5.0	5.0	2.7

INDUSTRIALS	7.8	7.8	5.3

INFORMATION TECHNOLOGY	23.6	23.6	27.3

MATERIALS	1.0	1.0	7.6

REAL ESTATE	0.8	0.8	2.9

TELECOM SERVICES	2.4	2.4	4.6

UTILITIES	2.3	2.3	2.4

CASH	2.9	2.9	–

1MSCI Emerging Markets Index.

Japan. And in 2017 we markedly increased the breadth of investment opportunities available for the Portfolios by completing the administrative work necessary to gain access to the Chinese domestic A-share market. While there is much to admire within China’s brood of technology juggernauts, our Portfolios increasingly reflect the proliferation of innovative, high-quality, and growing businesses across a range of industries. Current holdings include Hangzhou Hikvision (security monitoring/analytics), Weibo (social media), Midea Group (home appliances), and Alibaba and JD.com (e-commerce). Another holding, ENN Energy, is a regulated monopoly that supplies natural gas to homes and businesses in 165 Chinese cities. We also hold pharmaceutical companies such as Jiangsu Hengrui Medicine and Sino Biopharmaceutical, whose treatments for serious ailments (including hepatitis and cancer) meet international quality standards but are available at prices notably lower than those of imported versions from foreign multinationals.

The Communist Party Congress in October 2017 allowed President Xi to consolidate his power further. The strength of his authority means the state administration can pursue reforms more forcefully. But it also poses risks. Such centralized authority, without even modest checks and balances, can make serious policy missteps. A source of risk from an investment perspective is how authorities reconcile the rapid growth of social-media companies and their desire to maintain the absolute state authority that includes restricting free expression in mass communications. While monitoring such risks, we think government efforts to raise living standards and promote the provision of higher-quality goods and services should continue to support the growth of China’s highest-quality companies.

Trade Fears

In the final two months of the reporting period, the Trump administration announced plans to enact tariffs on various imports— including washing machines, solar panels, aluminum, steel, and agricultural commodities. Most recently, the administration indicated it was considering higher tariffs on about US$150 billion of goods from its main target: China.

In our Portfolios, a significant amount of companies’ revenues is from China. However, many of our Chinese companies are domestically focused and operate in industries that have little direct exposure to US trade policy. Examples include 51Job Inc. (online job search), ENN Energy (natural gas distribution), China Mobile (mobile telephony), and Jiangsu Hengrui Medicine (health care). To be sure, we also hold export-oriented Chinese businesses that would be directly affected by a severe breakdown in trade relations, such as clothing manufacturer Shenzhou International, Industrials company Han’s Laser, and global appliance manufacturer Midea. However, even their US-sourced revenues are low. Shenzhou’s is the highest of the three, at around 12%. Midea manufactures for major US brands including GE and Electrolux, but its US revenues represent only approximately 5% of the total.

TEN LARGEST HOLDINGS at April 30, 2018
COMPANY	SECTOR	COUNTRY	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX
SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	4.9	4.9
TSMC	INFO TECHNOLOGY	TAIWAN	4.2	4.2
TENCENT	INFO TECHNOLOGY	CHINA	4.2	4.2
AIA GROUP	FINANCIALS	HONG KONG	2.8	2.8
SBERBANK	FINANCIALS	RUSSIA	2.5	2.5
ENN ENERGY	UTILITIES	CHINA	2.3	2.3
CNOOC	ENERGY	CHINA	2.1	2.1
LUKOIL	ENERGY	RUSSIA	2.0	2.0
51 JOB INC.	INDUSTRIALS	CHINA	2.0	2.0
ITAU UNIBANCO	FINANCIALS	BRAZIL	2.0	2.0

⬛ PORTFOLIO HIGHLIGHTS

With some new purchases and significant appreciation, the combined weight of China and Hong Kong in each of the Portfolios grew to over 34%—nearly six percentage points higher than six months ago and just below the 35% limit of our self-imposed portfolio guidelines. As they sift through the gamut of potential equity investments in China, including the large number of domestically listed A-share companies, our analysts are finding high-quality, growing businesses operating in a variety of industries. Our China purchases in the past six months included:

Han’s Laser, China’s largest maker of laser-based equipment, with approximately 40% share of its domestic market. Most of the company’s sales are for low-powered lasers used to perform engraving, surface treatment, marking, and other processes used in the manufacture of products such as consumer electronics (including Apple smartphones). Han’s also offers more-advanced, high-powered lasers used for heavy-duty cutting and welding by industrial customers such as automobile and airplane manufacturers. The rise of automated manufacturing has introduced another evolving application with high growth potential for the company: using lasers to encode on production components miniature barcodes that are recognized by robots’ vision systems. Han’s competitive advantages include its ability to provide laser tools that are customized to the needs of its clients and its leading-edge technology supported by heavy spending on research and development.

CSPC Pharmaceutical Group (CSPC), a leader in China’s pharmaceutical industry with a broad product portfolio. The bulk of the company’s revenues are derived from finished drugs—specialties include treatments for cancer and stroke—but it also offers raw materials for drug production, such as vitamin C and caffeine. The company is ahead of many of its peers in proprietary drug development and has a strong position in generics. We think CSPC is poised to benefit from the consolidation in the pharmaceutical industry being propelled by recent regulatory changes that raise the bar on pharmaceutical product quality and penalize low-quality producers.

Not all of China’s policy actions have benefited our companies. We completed the sale of container-terminal operator China Merchants this period. When we purchased this holding in 2010, we based our decision on China’s growth in container volumes and China Merchant’s ability to offer new, higher-value services to handle a growing variety of imports, such as chilled containers for food. We also believed the company’s strong competitive position would allow it to increase container fees, subject to reasonable government regulation. The latter expectation was burst in November, when the Chinese antitrust regulator demanded price cuts of 10–20% at some of China’s largest container terminal ports. Our conclusion, and our principal reason to sell, was the company no longer appeared free to manage its business in the interest of shareholders.

Outside of China, we purchased Novatek, a Russian producer of natural gas, LNG, and natural gas liquids like condensate and propane. The company is the world’s eighth-largest gas producer and the third-largest owner of proven natural gas reserves. Its reserves’ low cost of development and production have enabled Novatek to earn returns above its cost of capital despite the depressed hydrocarbon prices of recent years. With the company’s launch of a large LNG plant on Yamal peninsula in December and more LNG projects in progress, we believe Novatek can grow production rapidly to continue gaining market share.

Lastly, our concerns about rising competitive intensity in Mexi-co’s media industry led us to sell Televisa, the country’s leading broadcast television, cable, and satellite TV operator and producer of some of Mexico’s most-popular entertainment programs. The advertising revenue that Televisa generates from its Spanish-language content is from free-to-air (FTA) broadcasting. That revenue is eroding as advertisers migrate from the broad reach of TV toward highly targeted and more-effective advertising on Google, Facebook, and other digital platforms. We were also concerned that Televisa’s other two key assets—cable TV and pay satellite TV—after years of impressive growth have been showing signs of slowing down. Subscriber penetration is high in urban areas, requiring the company increasingly to seek growth in rural areas, where new subscribers are more price sensitive.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolios.

PORTFOLIO MANAGEMENT TEAM

PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER
BABATUNDE OJO, CFA
CO-LEAD PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

For the Frontier Emerging Markets Portfolio, the Institutional Class I rose 9.41%, the Institutional Class II rose 9.59%, and the Investor Class rose 9.33% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, gained 5.77% (net of source taxes).

⬛ MARKET REVIEW

The escalating global trade dispute between the US and China appears unlikely to have major implications for frontier emerging market (FEM) economies. For many of the countries, exports do not constitute a high proportion of GDP. In addition, FEMs often export natural resources, such as oil, and low-end manufactured goods, where they enjoy a competitive advantage due to low labor costs. As such, these exports are not typically targeted by protectionists who seek to shield their domestic industries.

All regions except the Gulf States gained in the trailing six-month period. Asia rose modestly, but underperformed the index, dragged down by weakness in the Philippines, an index heavyweight. Share prices were weak across banks, industrial conglomerates, and real estate, reflecting mixed earnings results and concerns about rising inflation. In Vietnam, a growing economy and generally solid corporate earnings powered market performance. Consumer products company Masan Group rallied, bolstered by anticipated growth from brand refreshes and product launches. Aiming to expand its reach, Masan introduced several sauce, noodle, and coffee products targeted to the premium segment of the market.

Europe was the best-performing region, led by Kazakhstan. Halyk Savings Bank reported accelerating loan demand, mainly from its corporate customers, and profit growth fueled by its takeover of competitor Kazkommertsbank in 2017. Romania was also strong. Prime Minister Mihai Tudose’s resignation in January did not derail Romania’s expanding economy, which was stimulated in 2017 by generous salary increases for public sector workers. Banca Transilvania posted solid earnings growth on increased lending—especially to households and small businesses—and higher fee income. In late 2017, the bank agreed to acquire competitor Bancpost, which will give it the largest share of loans and deposits in Romania.

FUND FACTS at April 30, 2018

TOTAL NET ASSETS			$510.1M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			78

TURNOVER (5 YR. AVG.)			32%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INSTL CLASS I	INSTL CLASS II	INVESTOR CLASS

TICKER	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

INCEPTION DATE	5/27/2008	3/1/2017	12/31/2010

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	1.66%	1.35%[2]	2.00%	[2]

GROSS EXPENSE RATIO	1.66%	1.58%	2.08%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2019.

Africa’s markets also rose in the period, largely on the strong performance of Kenya, Nigeria, and Egypt. In Kenya, the charged political climate after August 2017’s disputed election normalized with the reconciliation of President Uhuru Kenyatta and opposition leader Raila Odinga. Nigeria advanced as the economy returned to growth after contracting in 2016 and most of 2017. Higher oil revenue, increased investments, and sales of dollar-denominated government bonds helped lift Nigeria’s foreign exchange reserves to a four-year high of almost US$42 billion in February.1 The greater supply of hard currency helped stabilize the Nigerian naira’s exchange rate and allowed local companies access to dollars needed to import machinery and raw materials. In Egypt, the presidential election ended predictably as incumbent president Abdel Fattah el-Sisi, who was virtually unchallenged, secured another term in office, signaling policy continuity. Egypt’s ongoing economic recovery is discussed later in this report.

Latin American markets rose as advances in Peru and Colombia outweighed a decline in Argentina. In Peru, President Pedro Pablo Kuczynski’s resignation was welcomed by investors who believe his replacement, First Vice President Martín Vizcarra, will have a more constructive relationship with Congress. Politics aside, Peru’s economy remains strong, with low public debt, a stable currency, low inflation, and accelerating growth.

Performance by sector was mixed in the period. Energy was the top-performing sector, as crude oil prices in April advanced to levels not seen since the end of 2014, and global oil producers, led by Saudi Arabia and Russia, extended last year’s deal to cut oil production to the end of 2018. The Materials sector also advanced,

1David Malingha Doya, “Charts Show Why Nigeria’s 2018 May Even Exceed the 2017 Rebound,” Bloomberg, February 27, 2018.

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018						for periods ended April 30, 2018
	1	3	5	SINCE INCEPTION*			1	3	5	SINCE INCEPTION*
	YEAR	YEARS	YEARS	May-08	Mar-17	Dec-10	YEAR	YEARS	YEARS	May-08	Mar-17	Dec-10

FRONTIER EMERGING MARKETS PORTFOLIO – INST CLASS I	25.18	4.78	4.46	0.28			21.57	2.13	3.77	0.05

FRONTIER EMERGING MARKETS PORTFOLIO – INST CLASS II	25.49	–	–		25.74		21.96	–	–		21.44

FRONTIER EMERGING MARKETS PORTFOLIO – INVESTOR CLASS	24.76	4.32	4.02			3.13	21.27	1.78	3.36			2.79

MSCI FRONTIER EMERGING MARKETS INDEX	19.93	4.23	3.42	–	20.31	2.91	17.04	2.68	3.19	–	17.98	2.77

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

helped by the strong performance of Vietnamese steel producer Hoa Phat Group and Nigerian cement company Dangote Cement. Hoa Phat, which continues to post strong profit gains from double-digit volume growth, is expanding its capacity to take advantage of solid domestic demand for steel. We further discuss Hoa Phat later in this commentary. Dangote Cement reported strong earnings growth after last year’s price increases; additionally, volume growth should pick up due to expected demand from Nigeria’s infrastructure programs in 2018. The Real Estate sector underperformed the index, dragged down by Philippine and Moroccan real estate developers.

⬛ PERFORMANCE ATTRIBUTION

The Portfolio’s positive relative performance in the trailing six months derived primarily from good stock selection, especially in Consumer Discretionary, Telecom Services, Materials, and Energy. In Consumer Discretionary, Saudi Arabian electronic retailer Jarir Marketing contributed to relative returns as it opened new stores and reduced costs by renegotiating supplier contracts. Telecom Services was led by Kenya’s Safaricom, as continued net-subscriber growth in its mobile data and voice segments resulted in strongly rising free cash flow. In Materials, we benefited most from Hoa Phat. Energy returns were led by Colombian oil exploration and production company Ecopetrol. Increased oil production and rising oil prices boosted Ecopetrol’s revenue while a cost savings program and lower debt improved its profitability. Our stocks in the Real Estate sector detracted, with United Arab Emirates (UAE)-based Emaar Properties falling as its sale of shares in Emaar Development, its property development subsidiary, fetched a lower-than-expected price. Also, while Emaar Properties reported solid fiscal year 2017 financial results, it disappointed investors with a lower-than-expected dividend and hints at weaker margins in 2018. Our poor selection in Consumer Staples also detracted. UAE-based food and beverages manufacturer Agthia continued to suffer from the government’s removal of subsidies on its flour and animal feeds business in 2016.

By geography, our holdings in Asia were the main source of our outperformance, with Hoa Phat and several companies in the Philippines providing strong relative returns. Stocks in Latin America also contributed, especially Peru’s Alicorp, which acquired a leading oils and fats producer in Bolivia. This acquisition is expected to cement Alicorp’s position in Bolivia’s rapidly growing consumer market while improving its profitability through procurement, logistics, and supply chain optimization.

⬛ PERSPECTIVE AND OUTLOOK

In a number of frontier markets, governments have adopted business-friendly policies that strengthen the foundation for economic growth. One example is Egypt. In less than two years, it has significantly changed its policies to create an environment friendly to foreign investment. While Egypt’s journey is by no means over, we believe the country has taken the right steps to promote a sustainable recovery and long-term growth that creates attractive investment opportunities.

For five years after the onset of the Arab Spring in 2011, the Egyptian economy languished. The threat—and occasional reality—of terrorist activity spilling over from conflicts in Syria and Iraq caused the number of foreign tourists—an important source of hard currency—to drop from 14 million in 2010 to 5 million in 2016. Foreign investors were deterred by a burdensome regulatory environment, restrictive capital controls, and an uncertain growth outlook. Foreign direct investment, which from 2000–10 amounted to an average of 4% of GDP annually, declined to only 2% in 2014–17.2 An overvalued exchange rate for the Egyptian pound made the country’s exports uncompetitive, further reducing already-low foreign exchange reserves.

In late 2016, Egyptian authorities, working with the IMF, took decisive steps to encourage private investment and stimulate growth. Key reforms included the abolishment of capital controls and the introduction of a free-floating exchange rate regime for the Egyptian pound. These measures eliminated distortions in the foreign currency market and helped boost exports, resulting in a steady and sustainable supply of foreign currency. By February 2018, foreign currency reserves had reached over US$42 billion—the highest in five years.

2“Arab Republic of Egypt: Selected Issues,” International Monetary Fund, December 11, 2017.

At Harding Loevner, we invest only in high-quality and growing companies. These businesses are not immune to external risks, of course, but their strong competitive advantages, robust balance sheets, and skilled managers make them more resilient to shocks from any number of directions. Our holdings in Egypt include a bank and a medical testing company, and we believe each is poised to benefit as Egypt’s recovery accelerates.

Commercial International Bank (CIB), Egypt’s largest private sector bank, stands to benefit from rising demand for loans and banking services. The free-floating pound and the elimination of capital controls cleared the backlog of foreign currency requests, allowing local producers to import machinery and equipment from abroad by borrowed US dollars from CIB and other banks instead of the black market. In addition, authorities cut interest rates after inflation dropped from 31% in October 2017 to 14% in February 2018. As the only privately owned bank in Egypt without a foreign parent, CIB can grow faster than many of its competitors, whose parent companies impose growth restrictions on their Egyptian subsidiaries.3 CIB’s other advantage is its low funding cost: cheap, sticky current and savings deposits, sourced through payroll accounts, comprise over 40% of its deposit base. With a loan-to-deposit ratio of only 35%, CIB has ample room to expand lending without having to mobilize additional deposits.

As Egypt’s economy picks up speed, more companies are operating close to their full capacity, necessitating further investments in plants and equipment. Lending is accelerating and shifting from short-term working capital and trade financing to longer-term loans. CIB, which has one of the strongest corporate lending franchises in the country, is capitalizing on this trend.

While corporate lending has traditionally been a pillar of CIB’s growth, the bank has recently turned its attention to lending to consumers. Retail offers significant growth potential in Egypt: the country is under-banked, with household loans comprising only 7% of GDP. As interest rates decline and Egypt’s economic recovery accelerates, more consumers will be able to access credit, and many will do so through CIB.

Consumption, which remains the primary driver of economy in Egypt, declined last year when inflation spiked. Many Egyptians

GEOGRAPHIC EXPOSURE (%) at April 30, 2018

REGION	PORTFOLIO	BENCHMARK[1]

AFRICA	19.0	16.3

ASIA	32.4	33.9

EUROPE	7.5	4.7

GULF STATES	10.4	11.5

LATIN AMERICA	27.8	31.6

MIDDLE EAST	0.0	2.0

DEVELOPED MARKET LISTED[2]	2.0	—

CASH	0.9	—

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

  SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	9.3	1.2

CONSUMER STAPLES	14.3	7.3

ENERGY	7.6	6.0

FINANCIALS	34.4	47.0

HEALTH CARE	4.6	1.5

INDUSTRIALS	4.3	7.6

INFORMATION TECHNOLOGY	2.5	0.5

MATERIALS	7.9	7.2

REAL ESTATE	4.7	9.5

TELECOM SERVICES	9.5	8.6

UTILITIES	0.0	3.6

CASH	0.9	—

1MSCI Frontier Emerging Markets Index.

curbed spending even on essentials, such as food and health care. As inflation decelerates and consumers gradually adjust to higher prices, consumption is gradually recovering. Improved consumer purchasing power is supporting growth in the health care services sector. Integrated Diagnostics Holdings (IDH), the largest private lab diagnostic company in Egypt, has built a trusted brand over its 40 years in operation among patients and doctors. Egypt has a high prevalence of lifestyle diseases such as obesity, diabetes and hypertension, yet it has one of the lowest levels of tests per capita, suggesting solid long-term growth potential for IDH. Few competitors can match the company’s expertise in performing highly complex tests. IDH’s lab footprint of over 300 branches makes it the only company able to serve corporate and government employees nationwide. This proved critical in 2017 as more patients migrated from private-pay to institutionally sponsored health plans with unions and large corporations.

Recognizing that high inflation hits patients who pay for health care out of pocket the hardest, IDH developed innovative marketing programs that resulted in cost savings for customers. For example, the company now offers bundles of tests at a discount for patients with specific conditions. In the past, the patients had to purchase each test separately. IDH also partnered with a bank to offer more-affordable payment plans. These initiatives ensured continued growth in patient volumes and revenues in 2017, even in the face of restrained spending by consumers. IDH has weathered challenging conditions well—a testament to the skill of its management team.

⬛ PORTFOLIO HIGHLIGHTS

In March, we established a position in Telecom Argentina (TA), the country’s leading provider of fixed-line, broadband, and mobile telecom services. We believe Argentina’s improving regulatory landscape and TA’s strengthening competitive position will help it gain market share and profits.

3Egypt’s non-investment grade sovereign credit rating means these subsidiaries weaken their companies’ regulatory capital ratios.

TA has a broad subscriber base in wireless (20 million users), fixed-line telephones (4 million), and internet access (2 million). The company’s average revenue per user in the mobile segment exceeds its competitors’, América Movil and Telefónica, mainly due to TA’s wireless brand, Personal, which caters to premium wireless customers who consume more voice minutes and data than average.

TA’s growth was hindered for years by government regulations. During the administrations of former presidents Néstor Kirchner and Cristina Fernández de Kirchner, the government froze telephone rates for 15 years even though inflation exceeded 20% per year. As a result, TA underinvested in network upgrades that would have improved the data transmission speeds for the phone company’s broadband subscribers.

The regulatory disadvantage ended in 2015, when newly elected president Mauricio Macri began to lift price caps on fixed-line phone rates. The administration also mapped out a plan to remove restrictions that prevented phone companies from offering pay television (“pay TV”) services, starting in 2018. To deliver pay TV, phone companies need faster networks that match the speed and quality of cable TV providers. Aiming to gain a first-mover advantage, TA merged with Cablevisión, Argentina’s dominant pay TV and broadband provider with 32% market share. Cablevisión’s network footprint covers 56% of homes in Argentina and can carry high-definition TV at high speeds, but, unlike TA, it lacks a sizable wireless subscriber base. The combined company is Argentina’s only truly integrated, multi-platform operator that can offer the quadruple-play bundles—mobile, fixed-line voice, broadband, and pay TV—that are increasingly popular. The company’s prodigious cash flow affords it the financial wherewithal to upgrade its network without incurring significant additional debt.

As Telecom Argentina illustrates, changes in a company’s competitive position that improve its growth outlook will prompt us to reconsider it. Changes might be triggered by a government policy shift, an acquisition, or an industry consolidation.

Recent headlines have been dominated by US president Donald Trump’s tariffs on steel, aluminum, and other products. Other countries—including China—have vowed to retaliate. While it remains to be seen how the trade dispute will play out, we do not believe it will have a significant impact on our holdings, including our only steel producer, Hoa Phat Group.

Hoa Phat is the leading construction steel manufacturer in Vietnam, with 25% market share. The company operates predominantly in the domestic market. While some other Vietnamese steel companies import raw materials from China, Hoa Phat is not dependent on Chinese imports; it sources a large part of its raw materials within Vietnam. Its total exports hover around 20%, the largest share of which is directed to neighboring Southeast Asian countries, where demand is growing fast. The company exports minimally—less than 2% of total volumes—to the US. For this

TEN LARGEST HOLDINGS at April 30, 2018

COMPANY	SECTOR	COUNTRY	%

SAFARICOM	TELECOM SERVICES	KENYA	4.4

ECOPETROL	ENERGY	COLOMBIA	4.1

JOLLIBEE FOODS	CONS DISCRETIONARY	PHILIPPINES	4.0

HOA PHAT GROUP	MATERIALS	VIETNAM	4.0

CREDICORP	FINANCIALS	PERU	3.7

ALICORP	CONS STAPLES	PERU	3.4

BANCO MACRO	FINANCIALS	ARGENTINA	3.2

GRUPO FINANCIERO GALICIA	FINANCIALS	ARGENTINA	2.9

SQUARE PHARMACEUTICALS	HEALTH CARE	BANGLADESH	2.7

VIETNAM DAIRY PRODUCTS	CONS STAPLES	VIETNAM	2.7

reason, we expect the impact of the US-China trade dispute on Hoa Phat will be very limited.

Vietnam’s rapid urbanization is generating demand for residential housing and infrastructure, while rising investment flows are fueling growth in the country’s manufacturing sector. The activity translates into robust demand for steel. Hoa Phat continues to post solid profitability gains and is expanding capacity to take advantage of the solid domestic demand outlook for steel.

Portfolio Management Team Update

Richard Schmidt, CFA has stepped down as Portfolio Manager for the Frontier Emerging Markets Equity strategy as of January 2, 2018. Rick joined the team in 2012, assuming responsibility for top-down assessment of country risks. As external sources of country risk information have improved, this aspect of the strategy’s risk management has been assumed by the co-lead portfolio managers Pradipta Chakrabortty and Babatunde Ojo, CFA. Rick remains a portfolio manager on the Global Equity and Emerging Markets Equity strategies and a consumer industries analyst.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

ANDREW WEST, CFA PORTFOLIO MANAGER MOON SURANA, CFA PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

For the Global Equity Research Portfolio, the Institutional Class gained 5.89% and the Investor Class rose 5.73% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolio’s benchmark, the MSCI All Country World Index, gained 3.56% (net of source taxes).

⬛ MARKET REVIEW

Markets closed 2017 on an optimistic note, with stock prices rising strongly in December. Economic growth across all major regions remained positive and synchronized, while inflation was subdued. In the US, investors ignored the Federal Reserve’s signals of further interest rate increases, including a hike in mid-December. They weighed approvingly the expected future benefits of lower corporate tax rates from tax legislation, which finally passed in late December. In Europe, the European Central Bank remained accommodative on monetary policy, although it signaled a slowing pace of bond buying. China’s economy gathered momentum, shrugging off concerns over government corruption crackdowns and shaky property loans, with positive pull-through effects on its trading partners. Japanese economic growth edged higher, while inflation remained positive—a critical policy goal.

The markets’ positive trend continued into the new year, but the streak of 15 monthly gains ended in February as sanguinity gave way to worry. Although the backdrop of improving and increasingly synchronized economic growth and good corporate earnings remained in place, investors had to come to terms with some ugly prospects: higher interest rates, a trade war between the US and China, and increased regulation of technology companies.

Stock price volatility spiked at the end of January, exacerbated by the collapse of derivatives-based “inverse volatility” ETFs, contributing to an over 8% decline in equities in just 10 days. After a brief bounce in mid-February, stocks wallowed in a range through the end of April, reflecting a new set of worries about increasingly ubiquitous technology platforms. A mounting furor over Facebook data illicitly exploited by political consultant Cambridge Analytica in favor of US President Donald Trump and Brexit, and the mowing down of a pedestrian by an Uber self-driving car in Arizona drew calls for more regulation of technology companies. The European Union continued its efforts to rein in “big tech,” announcing a tax on turnover of large digital companies and moving ahead with its General Data Protection Regulation mandate, which imposes strict requirements and

FUND FACTS at April 30, 2018

TOTAL NET ASSETS		$6.2M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		272

TURNOVER (5 YR. AVG.)		–

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL INVESTORS	INDIVIDUAL INVESTORS

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLRGX	HLGNX

CUSIP	412295792	412295818

INCEPTION DATE	12/19/2016	12/19/2016

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	0.90%	1.15%

GROSS EXPENSE RATIO	3.49%	13.36%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2019.

stiff penalties regarding treatment of private data. The tech tumult turned farcical with Trump tweeting potshots at Amazon.com over its use of the Postal Service.

All sectors except Utilities and Consumer Staples advanced in the period. Energy was the top-performing sector, as crude oil prices reached levels in April not seen since the end of 2014. Information Technology (IT) moderately outpaced the index; its outsized Janu-ary gains were nearly depleted by sharp declines late in March.

All regions except Canada advanced as well. Emerging Markets (EMs), more typically the loser from rising global risk and volatility, was the strongest-performing region. Confoundingly, EMs’ rise was supported by Brazil and Russia, two of the biggest exporters of steel and other commodities whose trade is endangered. A Brazilian court upheld the conviction of former president Luiz Inácio Lula da Silva on corruption charges, likely precluding him from running again and restoring his redistributionist policies.

The most expensive and fastest-growing quintiles of stocks gained in the period, outperforming the rest by a wide margin. Quality was not a significant return factor.

⬛ PERFORMANCE ATTRIBUTION

Stock selection, dictated as always by our analysts’ recommendations, was the main source of outperformance in the trailing six months. We had particularly strong relative returns in the Consumer Staples, Consumer Discretionary, Financials, and IT sectors. Strong stocks in Industrials and Energy also helped. Our performance lagged the index in the Real Estate and Telecom Services sectors, however.

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018			for periods ended April 30, 2018
	CALENDAR YTD	1 YEAR	SINCE INCEPTION*	CALENDAR YTD	1 YEAR	SINCE INCEPTION*

GLOBAL EQUITY RESEARCH PORTFOLIO – INSTITUTIONAL CLASS	1.96	21.03	22.93	1.39	18.27	20.91

GLOBAL EQUITY RESEARCH PORTFOLIO – INVESTOR CLASS	1.88	20.77	22.63	1.31	18.00	20.63

MSCI ALL COUNTRY WORLD INDEX	-0.96	14.85	17.23	-0.02	14.17	16.93

Returns are annualized for periods greater than 1 year. *Inception of the Institutional and Investor Class, December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardinglo-evnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

In Consumer Staples, Shiseido and Alicorp contributed to relative returns. In Financials, Singapore bank DBS Group announced larger distributions of capital to shareholders with a surprising regular dividend increase plus a special dividend. Japanese companies M3 and Sysmex boosted returns in Health Care. We also had large positive contributions from IT holdings Cisco Systems and Infosys.

Poor returns in Real Estate stemmed largely from Emaar Properties, a major developer of residential property mega-developments in Dubai and owner of the Dubai Mall. Though the company reported strong 2017 earnings growth and our analyst forecasts rising profits in years ahead, investors seemed to punish the stock over disappointment regarding dividend payout and concerns that residential property demand could weaken.

By region, the Portfolio benefited from our strong stock selection in most regions, especially the US, the Pacific ex-Japan, and Japan. Returns for our US stocks exceeded the US market by 340 basis points. Key contributors included T. Rowe Price, Estee Lauder, Lululemon, TJX Companies, Costco, and Cisco Systems. Facebook and Regeneron—high-priced, fast-growing companies—were detractors from relative performance in the US.

In the Pacific ex-Japan, DBS Group, CSL Limited, and Hong Kong Exchanges contributed to relative returns. Hong Kong Exchanges reported that, after a weak start to 2017, trade volumes surged in the second half of the year, especially for its “Stock Connect” facility that provides foreign investors access to A-shares listed on the Shanghai and Shenzhen stock markets. Our analyst expects Stock Connect to be a long-term source of revenue growth. Positive stock selection in EMs was primarily due to Chinese holdings including Wuxi Biologics, Sino Biopharmaceutical, Jiangsu Hengrui Medicine, and 51Job Inc. The latter, China’s leading online job search portal, in recent years has instituted new employee incentive programs that have helped increase perclient revenues and profit margins.

In Japan, the Portfolio benefited from returns of Shiseido, Nidec, and Rinnai. However, we had a few detractors in Japan as well, including Suruga Bank, whose shares were down sharply as one of its large borrowers, a real-estate company, faced credit problems.

⬛ PERSPECTIVE AND OUTLOOK

“If you buy something because it’s undervalued, then you have to think about selling it when it approaches your calculation of its intrinsic value. That’s hard. But, if you can buy a few great companies, then you can sit on your ass. That’s a good thing.”

— Charlie Munger,

Berkshire Hathaway annual meeting, 2000

Arguably the greatest contribution that Charlie Munger has made to Berkshire Hathaway’s shareholders was in convincing Warren Buffett in the 1970s that a long-duration growth business trading at an apparently premium price could still represent a good value. His reasoning was that the return on the shares would ultimately converge with the return on capital for the business as the compounding of the latter would, over a long period of time (Munger cited 40 years), come to dwarf the initial premium paid for the shares. That inevitability meant that you could buy, then sit and wait—but, presumably (and critically), only if you were assured that the company would manage to maintain its growth rate and sustain its high profitability in the process. You could tolerate occasional periods of overvaluation of that business’s shares because, given enough time, its profits would grow back into its share price.

As investors in businesses that can grow for many years with high and durable profitability, we at Harding Loevner adhere to an investment philosophy that resembles Munger’s. Through our research process, we look for companies that meet our criteria of what makes a great business. The process is focused entirely on business fundamentals: we evaluate the competitive structure of an industry, examine each participant’s competitive position, and then question whether a favorable industry structure or the particular advantages enjoyed by some participants are sustainable into the future. Upon identifying such apparently great businesses, we include them in our qualified investable universe. We estimate what their shares are worth by making financial forecasts and discounting their projected long-term cash flows to the present. While we’re not afraid to pay over the market average for shares of an excellent business, even a paragon will fail to make its way into our portfolios if its superior long-term prospects are more than fully discounted in its current share price.

Munger’s challenge, and ours too, is in finding companies that will remain “great” for 10 years, let alone 40. Enduring jewels are more easily discovered in hindsight than in advance. The identification of such companies requires that all evidence in support of a purchase be weighed against an obvious fact—that the vast majority of businesses fail to maintain their profitability over the long term. Once an investment is made, we do much more than sit and watch the returns pour in. We set up structures to seek out evidence that the company will not stay great forever. To be able to “sit” comfortably on a holding presupposes, among other things, that the customers of that business continue to prefer its products or services. We guard against the risk of mishap through intensive monitoring of the business results of our portfolio companies, parsing financial disclosures, and checking third-party sources to gauge their progress against the mileposts that we set out in advance as supporting detail to our investment thesis. There is nothing sedentary about our ownership.

To “be right and sit tight,” to borrow a phrase from legendary Wall Street trader Jesse Livermore, is easier said than done in other ways. In addition to guarding against the deterioration of companies’ underlying businesses (the “be right” part), investors need also to guard against the human tendency to become risk averse when they are in a position of gain on their shares (the “sit tight” part); investors tend to harvest their gains too early. They process the constant bombardment of ever-shifting news as calls to action, feeding the instinct to lock in profits and avoid reversals. That flow of news can be company-specific but is often related to the general environment in which companies operate. Our analysts try to avoid overreacting to possibly peripheral current events. Instead, we focus on the growth prospects for each company and the specific threats that could endanger its stock’s market valuation relative to the rest of the market.

Our limited reaction to political or economic developments does not mean we are unaware of such issues. Central banks are withdrawing monetary stimulus in reaction to signs that inflation expectations are increasing, and in the larger cause of normalizing interest rates ahead of the next recession. Rising populism, particularly in Europe, has called into question the longstanding consensus on advantages of a common currency, tax-free trade, and

GEOGRAPHIC EXPOSURE (%) at April 30, 2018

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	1.8	3.0

EMERGING MARKETS	21.2	12.0

EUROPE EMU	7.2	11.0

EUROPE EX-EMU	8.9	10.0

FRONTIER MARKETS[2]	1.1	—

JAPAN	10.4	8.0

MIDDLE EAST	0.7	0.1

PACIFIC EX-JAPAN	3.6	3.9

UNITED STATES	43.8	52.0

CASH	1.3	—

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	12.8	12.4

CONSUMER STAPLES	13.4	8.0

ENERGY	2.3	6.7

FINANCIALS	15.4	18.6

HEALTH CARE	10.0	10.8

INDUSTRIALS	15.7	10.7

INFORMATION TECHNOLOGY	23.0	18.6

MATERIALS	4.5	5.4

REAL ESTATE	0.4	3.0

TELECOM SERVICES	0.7	2.9

UTILITIES	0.5	2.9

CASH	1.3	—

1MSCI All Country WorldIndex.

free movement of labor. And now the US threatens to precipitate a trade war that would have a devastating impact on globalization and potentially erase the enormous benefits that free trade has brought to nearly all parts of the world that have participated in it.

The recent announcements by the Trump administration to enact tariffs on various imports—including washing machines, solar panels, aluminum, steel, and, most recently, US$50 billion of other Chinese goods—could have devastating consequences for the US and its trading partners. While the brandishing of tariffs as a bilateral negotiating tactic—or as a domestic political sop—are not unique to the Trump presidency (recall tariffs from Barack Obama on Chinese tires or George W. Bush on steel), Trump’s enthusiastic use of them seems to us unusually provocative. The absolute amount of goods subject to tariffs is small relative to GDP, but the legal justification for many of them relies on an obscure clause of trade law allowing redress on the grounds of national security. This rationale sets a dangerous precedent, as it is intended to evade any adverse ruling by objective outside bodies, such as the World Trade Organization (WTO), and undermines the entire rules-based trading system that has served the global economy so well since the Second World War.

While Trump insists that “trade wars are good,” all evidence is to the contrary. Trade wars generally create losers on all sides. As countries, one after another, retaliate with their own tariffs or restrictions, the positive effects of globalization are undone. By preventing countries from focusing their productive efforts where each has a comparative advantage, trade barriers protect inefficient industries, resulting in misallocations of capital, higher costs and inflation, and lower wealth overall. Reversing globalization also has the potential to increase interest rates, which had been until recently on a more or less steady decline since the early 1980s. When economies are interdependent, local shocks are dampened by the global economy’s equilibrating mechanism, reducing economic volatility and the real component of long-term interest rates.1

1Tao Wu, “Globalization’s Effect on Interest Rates and the Yield Curve,” Economic Letter: Insights from the Federal Reserve Bank of Dallas 1, no. 9 (September 2006).

We are uneasy, but admit a range of possible outcomes, from spiraling tit-for-tat tariff actions to possibly more-measured responses, and perhaps even some positive long-term consequences, such as potential reform of the WTO. But we know from experience that we have little ability to forecast the political outcome. Our analysts are watching these developments carefully for signs of potentially outsized and lasting impacts on the companies they cover. Thus far they are not expecting imminent deterioration of the business fundamentals or investment attractiveness of our companies.

⬛ PORTFOLIO HIGHLIGHTS

The Global Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the trailing six months, which were marked by periods of significant market decline, our analysts recommended buying 58 companies and selling 38 holdings, resulting in the Portfolio’s holdings increasing by 20.

As we executed these changes in response to changes in the analysts’ ratings, we continued to adjust individual position weights to maintain our desired risk profile (moderately lower volatility compared with the benchmark and restrained tracking error). We were pleased that the Portfolio behaved as designed amid the period’s volatility, by generally falling less than the market during its sharpest downturns. We outperformed modestly in December and January, both moderately positive months, and fell significantly less than the benchmark in the sharper downturns of February and March. However, the Portfolio declined slightly in April while the index rose.

Our analysts upgraded a large number of Consumer Staples companies during the six months, leading us to increase our holdings in the sector from 31 to 37. A number of these upgrades were in recognition of increasingly appealing valuations following share price declines. For example, the stocks of two South Korean cosmetics companies, Amorepacific and LG Household & Health Care, have been hurt since early 2017 when China punished South Korea for deploying a US-made missile defense system by discouraging Chinese citizens from visiting Seoul, a popular shopping destination. In March, China signaled that it will end the punitive measures. Our analyst believed the shares of both companies were attractively priced and would recover once Chi-nese tourist visits returned to pre-dispute levels. In South Africa, shares of pharmacy chain Clicks Group and consumer-products company Tiger Brands fell in late January and early February, a period of political uncertainty when (now former) President Jacob Zuma maneuvered to delay the succession of Cyril Rama-phosa, the leader of the African National Congress party, to the presidency. Mr. Ramaphosa, who took over on February 15, has pledged to stamp out corruption and attract more foreign investment. Other new Consumer holdings this period included Sugi Holdings (a drugstore chain) and Kao (personal care products), both of Japan, and Anheuser-Busch InBev, the global brewer, which is based in Belgium.

TEN LARGEST HOLDINGS at April 30, 2018

COMPANY	SECTOR	COUNTRY	%

COSTCO WHOLESALE	CONS STAPLES	UNITED STATES	1.1

TJX	CONS DISCRETIONARY	UNITED STATES	1.1

MCDONALD’S	CONS DISCRETIONARY	UNITED STATES	1.1

T. ROWE PRICE	FINANCIALS	UNITED STATES	1.1

FISERV	INFO TECHNOLOGY	UNITED STATES	1.0

AUTOMATIC DATA PROCESSING	INFO TECHNOLOGY	UNITED STATES	1.0

TRACTOR SUPPLY CO	CONS DISCRETIONARY	UNITED STATES	1.0

MICROSOFT	INFO TECHNOLOGY	UNITED STATES	1.0

FIRST REPUBLIC BANK	FINANCIALS	UNITED STATES	1.0

ROPER	INDUSTRIALS	UNITED STATES	1.0

Our Materials sector weight remains lower than that of the index, but we narrowed the gap during the period by purchasing Chr. Hansen, a Danish producer of cultures, enzymes, and natural food ingredients, whose stock fell after quarterly results indicated a year-over-year decline in margins. The analyst, believing the company’s long-term growth potential remains undiminished, upgraded the shares to Buy. We also purchased French industrial gasses producer Air Liquide, whose improving growth prospects make its valuation more favorable.

We decreased our already small weight in Real Estate by selling what were our two largest holdings in the sector, Japan’s Mit-subishi Estate and Daito Trust.

From a regional perspective, we decreased our underweight in the European Monetary Union (EMU) by purchasing Anheuser-Busch InBev and Air Liquide. We funded our increased exposure to Europe partly by decreasing our overweight in Japan. Our new purchases in Japan (including Hoshizaki, Park24, and Shiseido) partially offset our trims and complete sales (including Daito Trust, Fast Retailing, Mitsubishi Estate, Misumi Group, and Suruga Bank). We also increased our weight to the US thanks to several new purchases.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

ANDREW WEST, CFA PORTFOLIO MANAGER MOON SURANA, CFA PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The International Equity Research Portfolio – Institutional Class gained 4.63% and the Investor Class rose 4.57% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 3.47% (net of source taxes).

⬛ MARKET REVIEW

Markets closed 2017 on an optimistic note, with stock prices rising strongly in December. Economic growth across all major regions remained positive and synchronized, while inflation was subdued. In Europe, the European Central Bank remained accommodative on monetary policy, although it signaled a slowing pace of bond buying. China’s economy gathered momentum, shrugging off concerns over government corruption crackdowns and shaky property loans, with positive pull-through effects on its trading partners. Japanese economic growth edged higher, while inflation remained positive—a critical policy goal.

The markets’ positive trend continued into the new year, but the streak of 14 monthly gains ended in February as sanguinity gave way to worry. Although the backdrop of improving and increasingly synchronized economic growth and good corporate earnings remained in place, investors had to come to terms with some ugly prospects: higher interest rates, a trade war between the US and China, and increased regulation of technology companies.

Stock price volatility spiked at the end of January, exacerbated by the collapse of derivatives-based “inverse volatility” ETFs, contributing to a near 9% decline in equities in just 10 days. After a brief bounce in mid-February, stocks wallowed in a range through the end of April, reflecting a new set of worries about increasingly ubiquitous technology platforms. A mounting furor over Facebook data illicitly exploited by political consultant Cambridge Analytica in favor of US President Donald Trump and Brexit, and the mowing down of a pedestrian by an Uber self-driving car in Arizona drew calls for more regulation of technology companies. The European Union continued its efforts to rein in “big tech,” announcing a tax on turnover of large digital companies and moving ahead with its General Data Protection Regulation mandate, which imposes strict requirements and stiff penalties regarding treatment of private data. The tech tumult turned farcical with Trump tweeting potshots at Amazon.com over its use of the Postal Service.

FUND FACTS at April 30, 2018

TOTAL NET ASSETS			$11.5M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			201

TURNOVER (5 YR. AVG.)			-

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL
	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INSTL CLASS	INSTL CLASS Z	INVESTOR CLASS

TICKER	HLIRX	HLMZX	HLINX

CUSIP	412295826	412295743	412295834

INCEPTION DATE	12/17/2015	–	12/17/2015

MINIMUM INVESTMENT[1]	$ 100,000	$10,000,000	$5,000

NET EXPENSE RATIO[2]	0.90%	0.90%	1.15%

GROSS EXPENSE RATIO	2.26%	1.88%	6.49%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2019.

All sectors advanced in the period, led by Energy, as crude oil prices reached levels in April not seen since the end of 2014. Information Technology (IT) lagged the index, as its outsized January gains were nearly depleted by sharp declines late in March.

All regions except Canada advanced as well. Emerging Markets (EMs), more typically the loser from rising global risk and volatility, was among the strongest-performing regions. Confoundingly, EMs’ rise was supported by Brazil and Russia, two of the biggest exporters of steel and other commodities whose trade is endangered. A Brazilian court upheld the conviction of former president Luiz Inácio Lula da Silva on corruption charges, likely precluding him from running again and restoring his redistributionist policies.

The most expensive quintile of stocks gained in the period, outperforming the rest by a wide margin. The fastest-growing quintile of stocks also rose more than the other 80% of stocks, on average. Quality was not a significant return factor.

⬛ PERFORMANCE ATTRIBUTION

Stock selection, dictated as always by our analysts’ recommendations, was the main source of outperformance in the trailing six months. We had particularly strong relative returns in the Financials, IT, Consumer Staples, and Health Care sectors. Strong stocks in Energy, Consumer Discretionary, and Industrials also helped. Our performance lagged the index in the Real Estate and Telecom Services sectors, however.

In Financials, Singapore bank DBS Group announced larger distributions of capital to shareholders with a surprising regular

  PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018			for periods ended April 30, 2018
	CALENDAR YTD	1 YEAR	SINCE INCEPTION*	CALENDAR YTD	1 YEAR	SINCE INCEPTION*

INTL EQUITY RESEARCH PORTFOLIO – INSTITUTITONAL CLASS	1.40	20.16	16.76	1.01	16.44	15.95

INTL EQUITY RESEARCH PORTFOLIO – INVESTOR CLASS	1.33	19.85	16.50	0.94	16.24	15.70

MSCI ALL COUNTRY WORLD EX-US INDEX	-1.18	16.53	12.99	0.40	15.91	13.27

Returns are annualized for periods greater than 1 year. *Inception of the Institutional and Investor Class, December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

dividend increase plus a special dividend. Japanese companies M3 and Sysmex boosted returns in Health Care. We also had a large positive contribution from IT holding Dassault Systèmes, a 3D-design software developer that reported strong fourth-quarter earnings thanks to robust demand for its software platform and improvement in its operating margin.

Poor returns in Real Estate stemmed largely from Emaar Properties, a major developer of residential property mega-developments in Dubai and owner of the Dubai Mall. Though the company reported strong 2017 earnings growth and our analyst forecasts rising profits in years ahead, investors seemed to punish the stock over disappointment regarding dividend payout and concerns that residential property demand could weaken.

By region, the Portfolio benefited from our strong stock selection in Japan and the Pacific ex-Japan. In Japan, the Portfolio benefited from returns of Shiseido, JGC Corp, Nomura Research Institute, ABC-Mart (which reported its fifth straight quarter of positive same-store sales), and Nidec. However, we had a few notable detractors in Japan as well, including Daito Trust (a property company), Kubota (a manufacturer of engines as well as farming and construction machinery), and Suruga Bank. Kubota reported solid results for fiscal year 2017, but its guidance for 2018 was disappointing in part due to expectation of higher costs for personnel, raw materials, and marketing incentives. Shares of Suruga Bank were down sharply as one of its large borrowers, a real-estate company, faced credit problems.

In the Pacific ex-Japan, DBS Group, CSL Limited, and Hong Kong Exchanges contributed to relative returns. Hong Kong Exchanges reported that, after a weak start to 2017, trade volumes surged in the second half of the year, especially for its “Stock Connect” facility that provides foreign investors access to A-shares listed on the Shanghai and Shenzhen stock markets. Our analyst expects Stock Connect to be a long-term source of revenue growth. Positive stock selection in EMs was primarily due to Chinese holdings including Wuxi Biologics, Sino Biopharmaceutical, Jiangsu Hengrui Medicine, and 51Job Inc. The latter, China’s leading online job search portal, in recent years has instituted new employee incentive programs that have helped increase per-client revenues and profit margins.

⬛ PERSPECTIVE AND OUTLOOK

“If you buy something because it’s undervalued, then you have to think about selling it when it approaches your calculation of its intrinsic value. That’s hard. But, if you can buy a few great companies, then you can sit on your ass. That’s a good thing.”

— Charlie Munger,

Berkshire Hathaway annual meeting, 2000

Arguably the greatest contribution that Charlie Munger has made to Berkshire Hathaway’s shareholders was in convincing Warren Buffett in the 1970s that a long-duration growth business trading at an apparently premium price could still represent a good value. His reasoning was that the return on the shares would ultimately converge with the return on capital for the business as the compounding of the latter would, over a long period of time (Munger cited 40 years), come to dwarf the initial premium paid for the shares. That inevitability meant that you could buy, then sit and wait—but, presumably (and critically), only if you were assured that the company would manage to maintain its growth rate and sustain its high profitability in the process. You could tolerate occasional periods of overvaluation of that business’s shares because, given enough time, its profits would grow back into its share price.

As investors in businesses that can grow for many years with high and durable profitability, we at Harding Loevner adhere to an investment philosophy that resembles Munger’s. Through our research process we look for companies that meet our criteria of what makes a great business. The process is focused entirely on business fundamentals: we evaluate the competitive structure of an industry, examine each participant’s competitive position, and then question whether a favorable industry structure or the particular advantages enjoyed by some participants are sustainable into the future. Upon identifying such apparently great businesses, we include them in our qualified investable universe. We estimate what their shares are worth by making financial forecasts and discounting their projected long-term cash flows to the present. While we’re not afraid to pay over the market average for shares of an excellent business, even a paragon will fail to make its way into our portfolios if its superior long-term prospects are more than fully discounted in its current share price.

Munger’s challenge, and ours too, is in finding companies that will remain “great” for 10 years, let alone 40. Enduring jewels are more easily discovered in hindsight than in advance. The identification of such companies requires that all evidence in support of a purchase be weighed against an obvious fact—that the vast majority of businesses fail to maintain their profitability over the long term. Once an investment is made, we do much more than sit and watch the returns pour in. We set up structures to seek out evidence that the company will not stay great forever. To be able to “sit” comfortably on a holding presupposes, among other things, that the customers of that business continue to prefer its products or services. We guard against the risk of mishap through intensive monitoring of the business results of our portfolio companies, parsing financial disclosures, and checking third-party sources to gauge their progress against the mileposts that we set out in advance as supporting detail to our investment thesis. There is nothing sedentary about our ownership.

To “be right and sit tight,” to borrow a phrase from legendary Wall Street trader Jesse Livermore, is easier said than done in other ways. In addition to guarding against the deterioration of companies’ underlying businesses (the “be right” part), investors need also to guard against the human tendency to become risk averse when they are in a position of gain on their shares (the “sit tight” part); investors tend to harvest their gains too early. They process the constant bombardment of ever-shifting news as calls to action, feeding the instinct to lock in profits and avoid reversals. That flow of news can be company-specific but is often related to the general environment in which companies operate. Our analysts try to avoid overreacting to possibly peripheral current events. Instead, we focus on the growth prospects for each company and the specific threats that could endanger its stock’s market valuation relative to the rest of the market.

Our limited reaction to political or economic developments does not mean we are unaware of such issues. Central banks are withdrawing monetary stimulus in reaction to signs that inflation expectations are increasing, and in the larger cause of normalizing interest rates ahead of the next recession. Rising populism, particularly in Europe, has called into question the longstanding consensus on advantages of a common currency, tax-free trade, and

  GEOGRAPHIC EXPOSURE (%) at April 30, 2018

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	2.7	6.2

EMERGING MARKETS	30.3	25.1

EUROPE EMU	16.2	22.9

EUROPE EX-EMU	20.0	20.7

FRONTIER MARKETS[2]	1.8	—

JAPAN	17.7	16.7

MIDDLE EAST	0.7	0.3

PACIFIC EX-JAPAN	7.1	8.1

CASH	3.5	—

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index

  SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	12.3	11.4

CONSUMER STAPLES	14.7	9.3

ENERGY	3.5	7.1

FINANCIALS	17.7	23.0

HEALTH CARE	8.6	7.6

INDUSTRIALS	17.0	11.8

INFORMATION TECHNOLOGY	13.7	11.5

MATERIALS	6.0	8.1

REAL ESTATE	0.9	3.2

TELECOM SERVICES	1.4	4.0

UTILITIES	0.7	3.0

CASH	3.5	—

1MSCI All Country World ex-US Index.

free movement of labor. And now the US threatens to precipitate a trade war that would have a devastating impact on globalization and potentially erase the enormous benefits that free trade has brought to nearly all parts of the world that have participated in it.

The recent announcements by the Trump administration to enact tariffs on various imports—including washing machines, solar panels, aluminum, steel, and, more recently, US$50 billion of other Chinese goods—could have devastating consequences for the US and its trading partners. While the brandishing of tariffs as a bilateral negotiating tactic—or as a domestic political sop—are not unique to the Trump presidency (recall tariffs from Barack Obama on Chinese tires or George W. Bush on steel), Trump’s enthusiastic use of them seems to us unusually provocative. The absolute amount of goods subject to tariffs is small relative to GDP, but the legal justification for many of them relies on an obscure clause of trade law allowing redress on the grounds of national security. This rationale sets a dangerous precedent, as it is intended to evade any adverse ruling by objective outside bodies, such as the World Trade Organization (WTO), and undermines the entire rules-based trading system that has served the global economy so well since the Second World War.

While Trump insists that “trade wars are good,” all evidence is to the contrary. Trade wars generally create losers on all sides. As countries, one after another, retaliate with their own tariffs or restrictions, the positive effects of globalization are undone. By preventing countries from focusing their productive efforts where each has a comparative advantage, trade barriers protect inefficient industries, resulting in misallocations of capital, higher costs and inflation, and lower wealth overall. Reversing globalization also has the potential to increase interest rates, which had been until recently on a more or less steady decline since the early 1980s. When economies are interdependent, local shocks are dampened by the global economy’s equilibrating mechanism, reducing economic volatility and the real component of long-term interest rates.

We are uneasy, but admit a range of possible outcomes, from spiraling tit-for-tat tariff actions to possibly more-measured responses,

and perhaps even some positive long-term consequences, such as potential reform of the WTO. But we know from experience that we have little ability to forecast the political outcome. Our analysts are watching these developments carefully for signs of potentially outsized and lasting impacts on the companies they cover. Thus far they are not expecting imminent deterioration of the business fundamentals or investment attractiveness of our companies.

⬛ PORTFOLIO HIGHLIGHTS

The International Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the trailing six months, which were marked by periods of significant market decline, our analysts recommended buying 42 companies and selling 31 holdings, resulting in the Portfolio’s holdings increasing by 11.

As we executed these changes in response to changes in the analysts’ ratings, we continued to adjust individual position weights to maintain our desired risk profile (moderately lower volatility compared with the benchmark and restrained tracking error). We were pleased that the Portfolio behaved as designed amid the period’s volatility, by generally falling less than the market during its sharpest downturns. We outperformed modestly in January, a positive month, and fell significantly less than the benchmark in February and March. However, the Portfolio declined slightly in April while the index rose.

Our analysts upgraded a large number of Consumer Staples companies during the six months, leading us to increase our holdings in the sector from 25 to 33. A number of these upgrades were in recognition of increasingly appealing valuations following share price declines. For example, the stocks of two South Korean cosmetics companies, Amorepacific and LG Household & Health Care, have been hurt since early 2017 when China punished South Korea for deploying a US-made missile defense system by discouraging Chinese citizens from visiting Seoul, a popular shopping destination. In March, China signaled that it will end the punitive measures. Our analyst believed the shares of both companies were attractively priced and would recover once Chinese tourist visits returned to pre-dispute levels. In South Africa, shares of pharmacy chain Clicks Group and consumer-products company Tiger Brands fell in late January and early February, a period of political uncertainty when (now former) President Jacob Zuma maneuvered to delay the succession of Cyril Ramaphosa, the leader of the African National Congress party, to the presidency. Mr. Ramaphosa, who took over on February 15, has pledged to stamp out corruption and attract more foreign investment. Other new Consumer holdings this period included Sugi Holdings (a drugstore chain) and Kao (personal care products), both of Japan, and Anheuser-Busch InBev, the global brewer, which is based in Belgium.

Our Materials sector weight remains lower than that of the index, but we narrowed the gap during the period by purchasing Chr. Hansen, a Danish producer of cultures, enzymes, and natural

   TEN LARGEST HOLDINGS at April 30, 2018

COMPANY	SECTOR	COUNTRY	%

NOMURA RESEARCH INSTITUTE	INFO TECHNOLOGY	JAPAN	1.3

OCBC	FINANCIALS	SINGAPORE	1.2

CSL LIMITED	HEALTH CARE	AUSTRALIA	1.1

LINDE	MATERIALS	GERMANY	1.1

RICHEMONT	CONS DISCRETIONARY	SWITZERLAND	1.1

DIAGEO	CONS STAPLES	UNITED KINGDOM	1.1

DBS GROUP	FINANCIALS	SINGAPORE	1.1

BMW	CONS DISCRETIONARY	GERMANY	1.1

UNICHARM	CONS STAPLES	JAPAN	1.1

ABC-MART	CONS DISCRETIONARY	JAPAN	1.1

food ingredients, whose stock fell after quarterly results indicated a year-over-year decline in margins. The analyst, believing the company’s long-term growth potential remains undiminished, upgraded the shares to Buy. We also purchased French industrial gasses producer Air Liquide, whose improving growth prospects make its valuation more favorable.

We decreased our already small weight in Real Estate by selling what were our two largest holdings in the sector, Japan’s Mitsubishi Estate and Daito Trust.

From a regional perspective, we increased our overweight in EMs (largely through the Consumer Staples additions noted previously) and decreased our underweight in the European Monetary Union (EMU) by purchasing Anheuser-Busch InBev and Air Liquide. We also added to our holding in German flavor and fragrance supplier Symrise. In Europe outside of the EMU, we increased our weight in Sweden to nearly 5% by buying two companies, industrial manufacturer Alfa Laval and radiation-therapy equipment maker Elekta, as well as adding to our position in Assa Abloy, a manufacturer of locks and other security equipment.

We funded our increased exposure to Europe partly by decreasing our overweight in Japan. Our new purchases in Japan (including Shiseido, Unicharm, and Sugi Holdings) partially offset our trims and complete sales (including Mitsubishi Estate, Daito Trust, and Nidec).

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

ANDREW WEST, CFA PORTFOLIO MANAGER MOON SURANA, CFA PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

For the Emerging Markets Research Portfolio, the Institutional Class rose 5.69% and the Investor Class rose 5.53% (net of fees and expenses) in the six-month period ended April 30, 2018. The Portfolio’s benchmark, the MSCI Emerging + Frontier Markets Index, gained 4.83% (net of source taxes).

⬛ MARKET REVIEW

Emerging Markets (EMs) started strong in the new fiscal year through late January, benefiting from robust global economic growth and strong EM companies’ earnings growth—especially, but not exclusively, in the Information Technology (IT) sector. The ongoing absence of inflationary pressures also allowed developed countries to continue the easy monetary policies that have supported lofty real asset and financial valuations. But volatility returned to global equity markets in late January and February, and EMs declined sharply before staging a modest recovery. Investors appeared torn between the strength of EM companies’ fundamentals, as reflected in robust earnings growth, and emerging threats to the world’s cyclical economic expansion. Strong employment reports in the US and Japan presaged higher wage inflation and fed the fear that global interest rates would rise faster and further than previously expected. Another threat, of a global trade war, followed in March when US President Donald Trump announced import tariffs on aluminum, steel, and a broad cross-section of other products from China, and the US’s trading partners, including the European Union and China, promptly responded with retaliatory measures.

The Health Care sector provided the strongest returns, with good performance from the leading South Korean and Chinese drug companies. The next-strongest sector was Energy, as Brent oil sustained higher prices in the US$65–70 range since the start of 2018. Meanwhile IT, home to many of the fastest-growing companies and most highly valued stocks at the start of the period, ended up lagging the index. While China’s online gaming giant Tencent continued to report standout results, concerns mounted over weaker-than-expected demand for Apple’s iPhone X negatively impacted companies in its supply chain, including component manufacturers Largan Precision (camera lenses). Financials and Consumer Discretionary—sectors that are often seen as a gauge of overall economic health—provided conflicting signals. Financials outperformed, with strong contributions from South Africa, China, and Brazil. Consumer Discretionary, in contrast,

FUND FACTS at April 30, 2018

TOTAL NET ASSETS		$7.4M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		133

TURNOVER (5 YR. AVG.)		–

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL INVESTORS	INDIVIDUAL INVESTORS

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLREX	HLENX

CUSIP	412295776	412295784

INCEPTION DATE	12/19/2016	12/19/2016

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	1.30%	1.55%

GROSS EXPENSE RATIO	3.72%	12.64%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2019.

was the weakest sector dragged down by double-digit negative returns in Mexico and Brazil.

By region, Africa saw the best returns in the six-month period. In South Africa, investors were given a reason for hope in the ascension of Cyril Ramaphosa, who became the new leader of the African National Congress (ANC) party and succeeded Jacob Zuma as the country’s next president. Ramaphosa, an avowed reformer, has promised to stamp out corruption and attract foreign investment back to the country. Latin America was also strong on good returns in Brazil, Colombia, and Peru, all helped by rising commodity prices. The Brazilian market spiked after a court upheld the conviction of former president Luiz Inácio Lula da Silva on corruption charges, likely precluding him from running again and restoring his populist policies.

Performance varied widely across Asian markets, with Thailand, Malaysia, and Pakistan posting strong returns, China outperforming only modestly, and India, Taiwan, Indonesia, and the Philippines lagging. India faced a new challenge with its banking system: revelations of fraud inside one of the leading state banks, Punjab National. Also, India enacted a new capital gains tax on equity investments held for over a year. The tax—unusual in EM countries—cuts the potential net return for long-term investors and is antithetical to Prime Minister Narendra Modi’s avowed goal to attract more long-term investment capital.

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2018			for periods ended April 30, 2018
	CALENDAR YTD	1 YEAR	SINCE INCEPTION*	CALENDAR YTD	1 YEAR	SINCE INCEPTION*

EMERGING MARKETS RESEARCH PORTFOLIO – INSTL CLASS	3.89	25.82	30.93	1.19	19.88	26.35

EMERGING MARKETS RESEARCH PORTFOLIO – INVESTOR CLASS	3.82	25.56	30.63	1.11	19.62	26.07

MSCI EMERGING + FRONTIER MARKETS INDEX	1.50	24.99	31.08	0.99	21.72	28.48

Returns are annualized for periods greater than 1 year. *Inception of the Institutional and Investor Class, December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardinglo-evnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

⬛ PERFORMANCE ATTRIBUTION

The Portfolio outperformed this period primarily due to strong stock selection in the Health Care and Consumer Discretionary sectors. In Health Care, shares of China’s Sino Biopharmaceutical surged as successful drug trials and regulatory approvals led to an acceleration in revenue projections. Another Chinese company, clothing manufacturer Shenzhou International, boosted relative returns in Consumer Discretionary. In recent earnings reports, Shenzhou has indicated continued steady growth in sales and earnings. Good stocks in Consumer Staples—including Wal-Mart de Mexico—and the Portfolio’s overweight to this outperforming sector were also helpful.

The Portfolio lagged in Information Technology, hurt by our holdings in key component suppliers to Apple’s iPhone: Taiwan’s Largan Precision and China’s AAC Technologies, a manufacturer of speakers and other acoustic components for smartphones. Poor stock selection in Real Estate was largely due to the United Arab Emirates’ Emaar Properties, whose sale of shares in Emaar Development, its property development subsidiary, fetched a lower-than expected price. Also, while Emaar Properties reported solid fiscal year 2017 fundamental results, it disappointed investors with a lower-than-expected dividend and hints at weaker margins in 2018.

From a regional perspective, the Portfolio had good stocks in China, including Health Care companies Sino Biopharmaceutical and Wuxi Biologics, a global leader in providing services necessary for the discovery, development, and manufacture of biologic drug therapies. We also outperformed in Africa thanks to South Africa’s Standard Bank, whose shares were boosted by strong fourth-quarter earnings. The company’s migration to a new digital banking platform, nearly complete after a half decade, promises greater efficiency and the ability to offer new, customized products and has helped to raise the market’s expectations for long-term profits. Despite difficult economic conditions on the continent, Standard Bank’s “Africa” business, which excludes its home country, has continued to grow and now accounts for almost one-third of its banking profits. Weak relative returns in the Middle East were primarily due to Emaar Properties.

⬛ INVESTMENT PERSPECTIVES

China’s Newest New Era Powered by Fundamentals

The impressive share-price appreciation of China’s dominant internet stocks in 2017 mesmerized investors. Equally remarkable was the elevation in profits and returns for China’s IT sector that supported this upsurge. IT businesses’ success has been underpinned by the rapid rise of China’s middle class and its epochal transformation into a consumption-led economy. From 2000 to 2016, per-capita GDP rose from about US$960 to US$8,120, while the portion of the population defined as middle class jumped from 5 million to 225 million people.1 With the help of supportive government policies, China’s IT companies created highly engaging products and services for shopping, communications, and entertainment. Share prices reflect the companies’ success at capturing the attention—and the money—of this vast and growing population.

Among developing countries, China is unique in possessing a combination of pro-development government policies, strong infrastructure, rising incomes for a vast population, and well-managed companies skillfully exploiting these advantages. This powerful combination aided the fundamental advance of IT companies. We believe it also presents attractive investment opportunities in other sectors.

Growth in China’s IT and related businesses has been orchestrated by two highly skilled managements: the government and corporate leaders. Government provided the physical infrastructure (including advanced, and vast, transportation networks and a reliable energy grid) and schools and universities of an increasingly high quality lacking in most developing countries. State policies have also supported domestic champions in key industries, including internet-related enterprises, by providing incentives (such as tax breaks and subsidies for R&D) and protecting them from foreign competitors like Google and Facebook. Meanwhile, visionary leaders at businesses such as Alibaba and Tencent identified and seized the nascent growth opportunities that the internet provided by creating differentiated services and unique experiences for consumers.

1“Chinese Society: The New Class War,” The Economist (July 19, 2016); World Bank data.

They also took advantage of the relative underdevelopment and lack of strong incumbents within the retailing, services, and entertainment industries.

But the combined efforts of government and companies are spurring the growth not only of IT and internet-related businesses. A key element of President Xi Jinping’s “New Era” program—enshrined as the nation’s lodestar during the 19th National Congress of the Communist Party of China held in October—is achieving a continued rise in living standards through more-advanced production methods and the development of higher-quality products and services. Xi’s administration is therefore promoting innovation across multiple industries, including technology, energy, and health care. For example, the government has been encouraging more use of cleaner energy, notably natural gas. Further, China’s Food and Drug Administration recently upgraded the drug approval and regulation process to meet standards akin to those of the US and Europe. These reforms, by weeding out producers of ineffective or poor-quality drugs, should reduce the competition faced by China’s leading pharmaceutical companies.

Within their global universe, our analysts now follow more businesses in China than in any other country outside of the US and Japan. And in 2017 we markedly increased the breadth of investment opportunities available for the Portfolio by completing the administrative work necessary to gain access to the Chinese domestic A-share market. While there is much to admire within China’s brood of technology juggernauts, our Portfolio increasingly reflects the proliferation of innovative, quality-growth businesses across a range of industries. Current holdings include Hangzhou Hikvision (security monitoring/analytics), Weibo (so-cial media), Midea Group (home appliances), and Alibaba and JD.com (e-commerce). Another holding, ENN Energy, is a regulated monopoly that supplies natural gas to homes and businesses in 165 Chinese cities. We also hold pharmaceutical companies such as Jiangsu Hengrui Medicine and Sino Biopharmaceutical, whose treatments for serious ailments (including hepatitis and

GEOGRAPHIC EXPOSURE (%) at April 30, 2018

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

BRAZIL	6.4	7.0

CHINA	28.2	29.4

INDIA	9.9	8.3

MEXICO	5.6	2.9

RUSSIA	4.9	3.3

SOUTH AFRICA	5.4	6.5

SOUTH KOREA	6.8	15.3

TAIWAN	5.0	11.0

SMALL EMERGING MARKETS[2]	15.7	14.0

FRONTIER MARKETS	8.3	2.3

DEVELOPED MARKET LISTED[3]	0.8	—

CASH	3.0	—

1MSCI Emerging + Frontier Markets Index; 2Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 3Includes emerging markets or frontier markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2018

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	13.2	9.3

CONSUMER STAPLES	18.3	6.7

ENERGY	7.1	7.3

FINANCIALS	25.2	24.3

HEALTH CARE	4.9	2.7

INDUSTRIALS	4.7	5.2

INFORMATION TECHNOLOGY	14.0	26.7

MATERIALS	2.8	7.5

REAL ESTATE	2.0	3.0

TELECOM SERVICES	3.5	4.8

UTILITIES	1.3	2.5

CASH	3.0	—

1MSCI Emerging + Frontier Markets Index.

cancer) meet international quality standards but are available at prices notably lower than those of imported versions from foreign multinationals.

The Communist Party Congress in October 2017 allowed Presi-dent Xi to consolidate his power further. The strength of his au-thority means the state administration can pursue reforms more forcefully. But it also poses risks. Such centralized authority, without even modest checks and balances, can make serious policy missteps. A source of risk from an investment perspective is how authorities reconcile the rapid growth of social-media companies and their desire to maintain the absolute state authority that includes restricting free expression in mass communications. While monitoring such risks, we think government efforts to raise living standards and promote the provision of higher-quality goods and services should continue to support the growth of China’s high-est-quality companies.

Trade Fears

In the final two months of the reporting period, the Trump administration announced plans to enact tariffs on various imports—including washing machines, solar panels, aluminum, steel, and agricultural commodities. Most recently, the administration indicated it was considering higher tariffs on about US$150 billion of goods from its main target: China.

A significant amount of our Portfolio companies’ revenues is from China. However, many of our Chinese companies are domestically focused and operate in industries that have little direct exposure to US trade policy. Examples include 51Job Inc. (online job search), ENN Energy (natural gas distribution), China Mobile (mobile telephony), and Jiangsu Hengrui Medicine (health care). To be sure, we also hold export-oriented Chinese businesses that would be directly affected by a severe breakdown in trade relations, such as clothing manufacturer Shenzhou International and global appliance manufacturer Midea. However, even their US-sourced revenues are low. Shenzhou has the highest of the two, at around 12%. Midea manufactures for major US brands including GE and Electrolux, but its US revenues represent only approxi-mately 5% of the total.

⬛ PORTFOLIO HIGHLIGHTS

The Emerging Markets Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. As we executed these changes in response to changes in the analysts’ ratings, we continued to adjust individual position weights to maintain our desired risk profile (moderately lower volatility compared with the benchmark and restrained tracking error). We were pleased that the Portfolio generally behaved as designed amid the period’s volatility, by falling less than the market during this period’s sharpest downturns that occurred in February and March. However, in April the Portfolio fell more than the benchmark’s modest decline.

Our analysts upgraded a large number of Consumer Staples companies during the six months, leading us to increase our number of holdings in the sector. A number of these upgrades were in recognition of increasingly appealing valuations following share price declines. For example, the stocks of two South Korean cosmetics companies, Amorepacific and LG Household & Health Care, have been hurt since early 2017 when China punished South Korea for deploying a US-made missile defense system by discouraging Chinese citizens from visiting Seoul, a popular shopping destination. In March 2018, China signaled that it will end the punitive measures. Our analyst believed the shares of both companies were attractively priced and would recover once Chinese tourist visits returned to pre-dispute levels. In South Africa, shares of pharmacy chain Clicks Group and consumer-products company Tiger Brands fell in late January and early February, a period of political uncertainty when (now former) President Jacob Zuma maneuvered to delay the succession of Cyril Ramaphosa to the presidency.

We added to our Energy holdings with the purchase of Romgaz, a leading natural gas producer that focuses on serving households and industrial customers in Romania. One of the fastest-growing economies in the European Union (EU), Romania should see increasing gas demand from industrial customers. Also, our analyst expects the government’s recent deregulation of gas prices will support higher margins over time. Longer-term, Romgaz should benefit from the completion of a pipeline that links Romania with the EU’s gas-delivery network. The company is among the lowest-cost producers in the region and should see higher sales volume once it can export to neighboring EU countries.

Geographically, our China weight remained largely the same as the end of the last fiscal year, despite making a number of adjustments to our holdings. These included trimming our exposure to companies whose shares appeared relatively expensive after re-cent strong performance (such as the gaming company Tencent and health care holding Jiangsu Hengrui Medicine). Following our analyst’s recommendations, we also purchased Suofeiya, which offers custom-made furniture through over 2,400 stores across China. Nearly all revenues are domestic. The company is

TEN LARGEST HOLDINGS at April 30, 2018

COMPANY	SECTOR	COUNTRY	%

SINO BIOPHARMACEUTICAL	HEALTH CARE	CHINA	2.4

SHENZHOU	CONS DISCRETIONARY	CHINA	2.1

HDFC CORP	FINANCIALS	INDIA	2.0

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	1.9

BANK CENTRAL ASIA	FINANCIALS	INDONESIA	1.9

CHINA MOBILE	TELECOM SERVICES	CHINA	1.9

AMBEV	CONS STAPLES	BRAZIL	1.9

TSMC	INFO TECHNOLOGY	TAIWAN	1.9

FUYAO GLASS INDUSTRY	CONS DISCRETIONARY	CHINA	1.6

STANDARD BANK	FINANCIALS	SOUTH AFRICA	1.6

helping lead (and benefiting from) the transformation of China’s furniture business from a fragmented industry dominated by small, regional stores to a more-consolidated, national structure. Suofeiya has also reduced its costs by automating the production of certain furniture parts. Our analyst believes Suofeiya’s revenues will grow as consumers increasingly prefer customized furniture from recognized brands over unbranded, mass-produced pieces.

Additionally, we sold container-terminal operator China Merchants. One of China Merchant’s competitive advantages has been its ability to offer quality service at its well-positioned terminals, which the analyst expected would allow the company to increase its container handling fees over time. However, the latter expectation was burst in November 2017, when in a surprise move the Chinese antitrust regulator demanded price cuts of 10–20% at some of China’s largest container terminal ports. The analyst took this as a signal that the company would face weaker pricing power over customers and was no longer as free to manage its business in the interest of shareholders as previously thought.

Lastly, in Mexico, concerns about rising competitive intensity in the broadcast advertising industry led us to sell Televisa, the country’s leading television, cable, and satellite TV operator and producer of some of Mexico’s most-popular entertainment programs. The advertising revenue that Televisa generates from its Spanish-language content is from free-to-air (FTA) broadcasting. That revenue is eroding as advertisers migrate from the broad reach of TV toward highly targeted and more-effective advertising on Google, Facebook, and other digital platforms. The analyst was also concerned that Televisa’s other two key assets—cable TV and pay satellite TV—after years of impressive growth have been showing signs of slowing down. Subscriber penetration is high in urban areas, requiring the company increasingly to seek growth in rural areas, where new subscribers are more price sensitive.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

⬛ DISCLOSURES

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Companies held in the Portfolios during the first half of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographic allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: FactSet, Harding Loevner Funds Portfolios, and MSCI Barra. Differences may exist between this source data and similar information reported in the financial statements due to timing differences and/or adjustments required pursuant to Generally Accepted Accounting Principles (GAAP).

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2018.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

INDEX DEFINITIONS

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 46 developed and emerging markets countries and targets companies within a market capitalization range of USD 41–9,919 million (as of March 31, 2018) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index consists of 21 developed market countries.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 24 emerging market countries. Net dividends reinvested.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 24 emerging markets countries and 29 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 29 frontier markets and 5 emerging markets. Net dividends reinvested.

You cannot invest directly in these Indexes.

TERM DEFINITIONS

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a measure of the sensitivity of the price–the value of principal–of a fixed-income investment to a change in interest rates.

Free cash flow is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Standard Deviation is the statistical measure of the degree to which an individual value in a probability distribution tends to vary from the mean of the distribution.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Tranches are portions of debt offered at the same time with varying levels of risks, rewards, and maturities.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

Harding, Loevner Funds, Inc.

April 30, 2018

Semi-Annual Report

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2018 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2018.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Expenses Paid
	Beginning			During Period*
	Account Value	Ending		(November 1,
	November 1,	Account Value	Annualized	2017 to April 30,
Portfolio	2017	April 30, 2018	Expense Ratio	2018)

Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$1,055.70	0.94%	$ 4.79
Hypothetical (5% annual return before expenses)	1,000.00	1,020.13	0.94	4.71
Global Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,056.10	0.90	4.59
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	0.90	4.51
Global Equity Portfolio — Advisor Class
Actual	1,000.00	1,054.60	1.11	5.65
Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	1.11	5.56
International Equity Portfolio — Institutional Class
Actual	1,000.00	1,039.70	0.80	4.05
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
International Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,040.00	0.73	3.69
Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.73	3.66
International Equity Portfolio — Investor Class
Actual	1,000.00	1,038.10	1.13	5.71
Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	1.13	5.66
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	1,041.50	1.15	5.82
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Expense Example (continued)

April 30, 2018 (unaudited)

				Expenses Paid
	Beginning			During Period*
	Account Value	Ending		(November 1,
	November 1,	Account Value	Annualized	2017 to April 30,
Portfolio	2017	April 30, 2018	Expense Ratio	2018)

International Small Companies Portfolio — Investor Class
Actual	$1,000.00	$1,040.80	1.40%	$ 7.08
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	1.40	7.00
Institutional Emerging Markets Portfolio — Class I
Actual	1,000.00	1,041.00	1.26	6.38
Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	1.26	6.31
Institutional Emerging Markets Portfolio — Class II
Actual	1,000.00	1,041.40	1.11	5.62
Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	1.11	5.56
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	1,039.90	1.37	6.93
Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	1.37	6.85
Frontier Emerging Markets Portfolio — Institutional Class I
Actual	1,000.00	1,094.10	1.61	8.36
Hypothetical (5% annual return before expenses)	1,000.00	1,016.81	1.61	8.05
Frontier Emerging Markets Portfolio — Institutional Class II
Actual	1,000.00	1,095.90	1.35	7.02
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	1.35	6.76
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	1,093.30	2.00	10.38
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	2.00	9.99
Global Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,058.90	0.90	4.59
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	0.90	4.51
Global Equity Research Portfolio — Investor Class
Actual	1,000.00	1,057.30	1.15	5.87
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76
International Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,046.30	0.90	4.57
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	0.90	4.51
International Equity Research Portfolio — Investor Class
Actual	1,000.00	1,045.70	1.15	5.83
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76
Emerging Markets Research Portfolio — Institutional Class
Actual	1,000.00	1,056.90	1.30	6.63
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	1.30	6.51
Emerging Markets Research Portfolio — Investor Class
Actual	1,000.00	1,055.30	1.55	7.90
Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	1.55	7.75

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 94.7%
China - 4.3%

Alibaba Group Holding Ltd. - Sponsored ADR (Software & Services)*	44,226	$7,896,110

Baidu Inc. - Sponsored ADR (Software & Services)*	40,925	10,268,082

Weibo Corp. - Sponsored ADR (Software & Services)*	42,673	4,886,912

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,404,500	12,700,401

		35,751,505

Denmark - 2.3%

Chr Hansen Holding A/S (Materials)†	119,445	10,828,378

Novozymes A/S, Class B (Materials)†	174,853	8,243,407

		19,071,785

Finland - 0.9%

Kone OYJ, Class B (Capital Goods)†	142,390	7,070,855

France - 3.3%

Air Liquide SA (Materials)†	65,452	8,503,771

Essilor International Cie Generale d’Optique SA (Health Care Equipment & Services)†	78,243	10,648,302

L’Oreal SA (Household & Personal Products)†	34,099	8,166,529

		27,318,602

Germany - 4.6%

Bayerische Motoren Werke AG (Automobiles & Components)†	79,436	8,865,812

Linde AG (Materials)†	48,860	10,857,306

Symrise AG (Materials)†	227,819	18,400,577

		38,123,695

Hong Kong - 2.6%

AIA Group Ltd. (Insurance)†	2,453,605	21,906,206

India - 2.1%

HDFC Bank Ltd. - ADR (Banks)	77,577	7,432,652

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,226,106	10,434,162

		17,866,814

Indonesia - 1.3%

Bank Central Asia Tbk PT (Banks)†	6,568,454	10,386,355

Israel - 0.8%

Check Point Software Technologies Ltd. (Software & Services)*	71,833	6,932,603

	Shares	Value
COMMON STOCKS - 94.7% (continued)

Italy - 2.1%

Luxottica Group SpA (Consumer Durables & Apparel)†	159,759	$9,967,743

Tenaris SA - ADR (Energy)	210,256	7,859,369

		17,827,112

Japan - 10.8%

FANUC Corp. (Capital Goods)†	33,645	7,240,341

Keyence Corp. (Technology Hardware & Equipment)†	23,502	14,346,754

Kubota Corp. (Capital Goods)†	597,835	10,100,681

M3 Inc. (Health Care Equipment & Services)†	300,645	11,319,558

Makita Corp. (Capital Goods)†	178,135	7,986,660

MonotaRO Co., Ltd. (Capital Goods)†	232,980	8,133,320

Park24 Co., Ltd. (Commercial & Professional Services)†	230,700	6,538,879

Sysmex Corp. (Health Care Equipment & Services)†	275,065	24,284,825

		89,951,018

Mexico - 1.2%

Grupo Televisa SAB - Sponsored ADR (Media)	542,621	9,723,768

Russia - 1.3%

Yandex NV, Class A (Software & Services)*	326,677	10,897,945

South Africa - 2.0%

Naspers Ltd., Class N (Media)†	38,095	9,295,366

Sasol Ltd. (Materials)†	199,768	7,150,655

		16,446,021

Spain - 1.2%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	1,253,602	10,153,967

Sweden - 2.0%

Atlas Copco AB, Class A (Capital Goods)†	224,739	8,745,549

Intrum Justitia AB (Commercial & Professional Services)†	292,272	7,772,296

		16,517,845

Switzerland - 4.5%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	84,330	20,612,525

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	117,974	9,126,468

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	45,669	7,547,725

		37,286,718

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 94.7% (continued)

United Kingdom - 6.0%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	479,305	$8,027,981

Reckitt Benckiser Group plc (Household & Personal Products)†	114,395	8,968,521

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	46,900	2,492,403

Standard Chartered plc (Banks)†	1,618,956	17,053,331

WPP plc (Media)†	790,805	13,543,508

		50,085,744

United States - 41.4%

3M Co. (Capital Goods)	35,154	6,833,586

Abbott Laboratories (Health Care Equipment & Services)	138,728	8,064,259

Amazon.com Inc. (Retailing)*	7,575	11,863,435

AmerisourceBergen Corp. (Health Care Equipment & Services)	96,471	8,738,343

Apple Inc. (Technology Hardware & Equipment)	72,222	11,935,408

Booking Holdings Inc. (Retailing)*	10,599	23,084,622

Cognex Corp. (Technology Hardware & Equipment)	167,472	7,745,580

Cognizant Technology Solutions Corp., Class A (Software & Services)	115,116	9,418,791

Colgate-Palmolive Co. (Household & Personal Products)	143,667	9,371,398

eBay Inc. (Software & Services)*	212,670	8,055,940

Exxon Mobil Corp. (Energy)	91,838	7,140,404

Facebook Inc., Class A (Software & Services)*	74,830	12,870,760

First Republic Bank (Banks)	223,324	20,740,100

IPG Photonics Corp. (Technology Hardware & Equipment)*	52,606	11,206,656

Mastercard Inc., Class A (Software & Services)	73,803	13,156,861

Microsoft Corp. (Software & Services)	82,127	7,680,517

Monsanto Co. (Materials)	56,657	7,103,088

NIKE Inc., Class B (Consumer Durables & Apparel)	178,404	12,201,050

PayPal Holdings Inc. (Software & Services)*	352,452	26,296,444

Regeneron Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	37,568	11,408,650

Roper Technologies Inc. (Capital Goods)	87,537	23,126,400

	Shares	Value
COMMON STOCKS - 94.7% (continued)

United States - 41.4% (continued)

Schlumberger Ltd. (Energy)	240,416	$16,482,921

Signature Bank (Banks)*	42,423	5,394,084

SVB Financial Group (Banks)*	52,273	15,661,514

Verisk Analytics Inc. (Commercial & Professional Services)*	173,410	18,459,494

WABCO Holdings Inc. (Capital Goods)*	56,518	7,290,257

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	88,675	5,892,454

Walt Disney Co. (Media)	78,076	7,833,365

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	52,217	9,838,205

		344,894,586

Total Common Stocks (Cost $524,502,547)		$788,213,144

PREFERRED STOCKS - 2.5%

Brazil - 1.2%

Itau Unibanco Holding SA - Sponsored ADR, 0.39% (Banks)+	689,367	10,016,502

Spain - 1.3%

Grifols SA - ADR, 2.10% (Pharmaceuticals, Biotechnology & Life Sciences)+	522,061	10,608,280

Total Preferred Stocks (Cost $13,715,824)		$20,624,782

SHORT TERM INVESTMENTS - 2.9%

Northern Institutional Funds - Prime Obligations Portfolio, 1.86% (Money Market Funds)	15,600,156	15,600,156

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	8,506,430	8,506,430

Total Short Term Investments (Cost $24,106,430)		$24,106,586

Total Investments — 100.1%

(Cost $562,324,801)		$832,944,512

Liabilities Less Other Assets - (0.1)%		(571,111)

Net Assets — 100.0%		$832,373,401

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

Summary of Abbreviations

ADR	American Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	1.1%
Banks	12.9
Capital Goods	10.4
Commercial & Professional Services	3.9
Consumer Durables & Apparel	2.7
Energy	3.8
Food & Staples Retailing	0.7
Food Beverage & Tobacco	1.1
Health Care Equipment & Services	8.5
Household & Personal Products	3.2
Insurance	2.6
Materials	8.5
Media	4.9
Pharmaceuticals, Biotechnology & Life Sciences	9.1
Retailing	4.2
Software & Services	14.2
Technology Hardware & Equipment	5.4
Money Market Funds	2.9
Total Investments	100.1
Liabilities Less Other Assets	(0.1)
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 91.9%

Australia - 1.1%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,204,282	$153,774,676

Canada - 1.9%

Canadian National Railway Co. (Transportation)	3,548,169	274,202,500

China - 4.2%

Baidu Inc. - Sponsored ADR (Software & Services)*	1,574,880	395,137,392

Weibo Corp. - Sponsored ADR (Software & Services)*	1,708,114	195,613,215

		590,750,607

Denmark - 0.9%

Novozymes A/S, Class B (Materials)†	2,592,893	122,241,389

France - 9.5%

Air Liquide SA (Materials)†	2,554,087	331,836,625

Dassault Systemes SE (Software & Services)†	3,404,024	439,602,834

L’Oreal SA (Household & Personal Products)†	1,486,920	356,109,449

LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)†	634,479	220,848,156

		1,348,397,064

Germany - 15.5%

Allianz SE, Reg S (Insurance)†	2,138,215	505,830,242

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	4,158,071	497,761,111

Bayerische Motoren Werke AG (Automobiles & Components)†	1,627,268	181,618,562

Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)†	2,008,861	204,568,387

FUCHS PETROLUB SE (Materials)†	803,263	41,294,828

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	5,853,250	149,910,443

Linde AG (Materials)*†	911,296	202,501,426

SAP SE - Sponsored ADR (Software & Services)	2,142,742	237,480,096

Symrise AG (Materials)†	2,069,657	167,162,889

		2,188,127,984

Hong Kong - 4.4%

AIA Group Ltd. (Insurance)†	70,510,711	629,531,718

India - 2.0%

HDFC Bank Ltd. - ADR (Banks)	1,400,253	134,158,240

	Shares	Value
COMMON STOCKS - 91.9% (continued)

India - 2.0% (continued)

ICICI Bank Ltd. - Sponsored ADR (Banks)	16,720,892	$142,294,791

		276,453,031

Israel - 2.2%

Check Point Software Technologies Ltd. (Software & Services)*	3,186,626	307,541,275

Italy - 0.9%

Tenaris SA - ADR (Energy)	3,231,899	120,808,385

Japan - 14.0%

Daito Trust Construction Co., Ltd. (Real Estate)†	692,000	116,452,168

FANUC Corp. (Capital Goods)†	1,864,400	401,215,419

JGC Corp. (Capital Goods)†	7,174,600	175,531,431

Keyence Corp. (Technology Hardware & Equipment)†	390,627	238,457,554

Kubota Corp. (Capital Goods)†	8,546,900	144,403,575

M3 Inc. (Health Care Equipment & Services)†	9,715,700	365,804,942

MonotaRO Co., Ltd. (Capital Goods)†	3,151,400	110,015,210

Park24 Co., Ltd. (Commercial & Professional Services)†	4,573,600	129,632,504

Sysmex Corp. (Health Care Equipment & Services)†	3,473,807	306,694,034

		1,988,206,837

Mexico - 1.2%

Grupo Financiero Banorte SAB de CV, Series O (Banks)	27,087,890	169,490,772

Singapore - 2.6%

DBS Group Holdings Ltd. (Banks)†	16,179,583	373,767,134

South Africa - 4.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	6,389,421	137,609,036

Naspers Ltd., Class N (Media)†	1,398,312	341,194,955

Sasol Ltd. (Materials)†	3,617,373	129,483,135

		608,287,126

South Korea - 1.7%

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	192,656	237,922,858

Spain - 2.9%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	43,676,887	353,775,481

Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)†	2,206,820	61,757,783

		415,533,264

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.9% (continued)

Sweden - 2.8%

Alfa Laval AB (Capital Goods)†	6,968,925	$172,913,001

Atlas Copco AB, Class A (Capital Goods)†	5,738,772	223,319,994

		396,232,995

Switzerland - 7.9%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	707,765	172,996,841

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	5,484,592	424,288,037

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,256,670	278,807,024

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	880,898	145,586,188

Temenos Group AG, Reg S (Software & Services)*†	791,866	99,428,763

		1,121,106,853

Taiwan - 2.4%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	10,837,125	82,150,522

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	6,822,630	262,330,123

		344,480,645

United Kingdom - 8.0%

BBA Aviation plc (Transportation)†	17,972,388	78,703,948

HSBC Holdings plc (Banks)†	18,266,667	182,057,642

Royal Dutch Shell plc, Class B (Energy)†	13,031,728	465,517,801

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	678,373	36,050,717

Unilever plc (Household & Personal Products)†	3,972,449	222,609,668

WPP plc (Media)†	8,320,023	142,490,622

		1,127,430,398

United States - 1.5%

Schlumberger Ltd. (Energy)	3,180,158	218,031,632

Total Common Stocks (Cost $10,003,964,894)		$13,012,319,143

	Shares	Value
PREFERRED STOCKS - 4.7%

Brazil - 1.7%

Itau Unibanco Holding SA - Sponsored ADR, 0.39% (Banks)+	16,975,718	$246,657,183

Germany - 0.7%

FUCHS PETROLUB SE, 2.05% (Materials)+†	1,743,708	93,688,926

South Korea - 1.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 4.15% (Technology Hardware & Equipment)+†	269,802	265,402,753

Spain - 0.4%

Grifols SA - ADR, 2.10% (Pharmaceuticals, Biotechnology & Life Sciences)+	2,936,262	59,664,844

Total Preferred Stocks (Cost $452,510,172)		$665,413,706

SHORT TERM INVESTMENTS - 3.3%

Northern Institutional Funds - Prime Obligations Portfolio, 1.86% (Money Market Funds)	388,069,811	388,069,811

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	83,157,598	83,157,598

Total Short Term Investments (Cost $471,214,446)		$471,227,409

Total Investments — 99.9%

(Cost $10,927,689,512)		$14,148,960,258

Other Assets Less Liabilities - 0.1%		8,584,203

Net Assets — 100.0%		$14,157,544,461

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

Industry	Percentage of Net Assets
Automobiles & Components	1.3%
Banks	11.3
Capital Goods	8.7
Commercial & Professional Services	0.9
Consumer Durables & Apparel	1.6
Energy	5.7
Food Beverage & Tobacco	3.0
Health Care Equipment & Services	7.2
Household & Personal Products	4.1
Insurance	8.0
Materials	7.7
Media	3.4
Pharmaceuticals, Biotechnology & Life Sciences	9.9
Real Estate	0.8
Semiconductors & Semiconductor Equipment	3.5
Software & Services	11.8
Technology Hardware & Equipment	5.2
Transportation	2.5
Money Market Funds	3.3

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 95.5%

Argentina - 1.2%

Globant SA (Software & Services)*	66,264	$2,982,543

Australia - 1.2%

DuluxGroup Ltd. (Materials)†	519,014	3,020,587

Bangladesh - 0.9%

BRAC Bank Ltd. (Banks)*†	1,067,113	1,127,238

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	312,828	1,156,682

		2,283,920

Canada - 1.1%

Kinaxis Inc. (Software & Services)*	43,200	2,792,296

China - 2.3%

51job Inc. - ADR (Commercial & Professional Services)*	20,009	1,651,543

Haitian International Holdings Ltd. (Capital Goods)†	1,132,000	3,009,625

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	96,000	1,045,725

		5,706,893

Colombia - 0.1%

CEMEX Latam Holdings SA (Materials)*	103,464	318,979

Denmark - 0.6%

Chr Hansen Holding A/S (Materials)†	17,010	1,542,055

Egypt - 1.3%

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)†	682,574	3,249,327

Finland - 1.7%

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	168,119	4,136,719

France - 6.8%

Alten SA (Software & Services)†	60,020	5,952,107

IPSOS (Media)†	85,377	3,241,312

LISI (Capital Goods)†	79,769	2,936,306

Rubis SCA (Utilities)†	62,036	4,810,789

		16,940,514

Germany - 9.9%

Bechtle AG (Software & Services)†	59,628	5,036,866

Bertrandt AG (Commercial & Professional Services)†	18,092	2,021,534

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	88,130	5,976,991

	Shares	Value
COMMON STOCKS - 95.5% (continued)

Germany - 9.9% (continued)

FUCHS PETROLUB SE (Materials)†	22,918	$1,178,188

KWS Saat SE (Food Beverage & Tobacco)†	7,315	2,637,336

Pfeiffer Vacuum Technology AG (Capital Goods)†	13,891	2,053,570

Rational AG (Capital Goods)†	880	550,151

RIB Software SE (Software & Services)†	95,221	2,514,199

STRATEC Biomedical AG (Health Care Equipment & Services)†	31,063	2,823,941

		24,792,776

Hong Kong - 2.8%

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	154,900	2,116,258

Pico Far East Holdings Ltd. (Media)†	6,999,000	2,847,611

Vitasoy International Holdings Ltd. (Food Beverage & Tobacco)†	742,900	1,966,421

		6,930,290

India - 2.5%

Emami Ltd. (Household & Personal Products)†	48,444	807,288

Max Financial Services Ltd. (Insurance)*†	467,690	3,599,367

SH Kelkar & Co., Ltd. (Materials)†	485,363	1,758,058

		6,164,713

Indonesia - 0.4%

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	2,666,500	1,061,705

Israel - 1.3%

CyberArk Software Ltd. (Software & Services)*	59,069	3,246,432

Italy - 3.6%

Danieli & C Officine Meccaniche SpA (RSP) (Capital Goods)†	54,833	1,048,718

DiaSorin SpA (Health Care Equipment & Services)†	13,100	1,235,885

Reply SpA (Software & Services)†	107,200	6,764,093

		9,048,696

Japan - 13.3%

ABC-Mart Inc. (Retailing)†	6,700	441,287

Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	72,600	6,235,992

BML Inc. (Health Care Equipment & Services)†	73,700	1,860,091

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 95.5% (continued)

Japan - 13.3% (continued)

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	3,900	$876,175

FINDEX Inc. (Health Care Equipment & Services)†	169,400	1,226,282

GMO Payment Gateway Inc. (Software & Services)†	23,700	2,349,252

Hiday Hidaka Corp. (Consumer Services)†	1	21

Infomart Corp. (Software & Services)†	534,900	4,855,322

MISUMI Group Inc. (Capital Goods)†	44,800	1,239,835

MonotaRO Co., Ltd. (Capital Goods)†	14,500	506,194

Nakanishi Inc. (Health Care Equipment & Services)†	301,600	6,262,384

SMS Co., Ltd. (Software & Services)†	93,300	3,537,925

Stanley Electric Co., Ltd. (Automobiles & Components)†	59,800	2,165,655

Suruga Bank Ltd. (Banks)†	118,600	1,611,765

		33,168,180

Kenya - 0.7%

East African Breweries Ltd. (Food Beverage & Tobacco)†	388,500	969,667

Equity Group Holdings Ltd. (Banks)†	1,515,700	745,723

		1,715,390

Malaysia - 1.0%

Dialog Group Bhd. (Energy)†	3,350,840	2,572,095

Mexico - 1.1%

Grupo Herdez SAB de CV (Food Beverage & Tobacco)	1,179,438	2,823,404

Netherlands - 2.8%

Arcadis NV (Capital Goods)†	214,369	4,206,336

ASM International NV (Semiconductors & Semiconductor Equipment)†	25,249	1,509,314

Brunel International NV (Commercial & Professional Services)†	79,193	1,417,761

		7,133,411

Norway - 1.6%

Tomra Systems ASA (Commercial & Professional Services)†	221,068	4,092,770

Peru - 0.3%

Alicorp SAA (Food Beverage & Tobacco)	233,035	856,062

Philippines - 0.4%

Security Bank Corp. (Banks)†	220,440	887,070

	Shares	Value
COMMON STOCKS - 95.5% (continued)

Romania - 1.2%

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	300,100	$2,887,441

Russia - 1.2%

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	1,543,977	2,960,433

South Korea - 1.4%

Cheil Worldwide Inc. (Media)†	23,032	410,437

Coway Co., Ltd. (Consumer Durables & Apparel)†	9,239	755,537

Hankook Tire Co., Ltd. (Automobiles & Components)†	49,000	2,263,853

		3,429,827

Sweden - 2.2%

Alfa Laval AB (Capital Goods)†	99,380	2,465,817

Intrum Justitia AB (Commercial & Professional Services)†	110,100	2,927,854

		5,393,671

Switzerland - 2.7%

Bossard Holding AG, Class A, Reg S (Capital Goods)†	10,750	2,197,820

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	2,195	3,458,344

Temenos Group AG, Reg S (Software & Services)*†	8,261	1,037,273

		6,693,437

Taiwan - 2.3%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	156,517	1,075,248

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,187,700	2,350,361

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	96,000	1,157,789

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	57,000	1,191,977

		5,775,375

Tanzania - 0.7%

Tanzania Breweries Ltd. (Food Beverage & Tobacco)	255,893	1,793,381

Turkey - 1.2%

Anadolu Hayat Emeklilik AS (Insurance)†	1,570,106	2,997,606

Ukraine - 0.8%

Kernel Holding SA (Food Beverage & Tobacco)†	152,096	2,058,128

United Arab Emirates - 0.9%

Agthia Group PJSC (Food Beverage & Tobacco)†	1,851,532	2,190,820

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 95.5% (continued)

United Kingdom - 19.6%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	352,487	$5,903,880

BBA Aviation plc (Transportation)†	706,505	3,093,898

BGEO Group plc (Banks)†	56,389	2,689,414

Britvic plc (Food Beverage & Tobacco)†	207,030	2,041,127

Clarkson plc (Transportation)†	52,715	1,746,385

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	101,464	3,820,118

Diploma plc (Capital Goods)†	171,203	2,838,854

EMIS Group plc (Health Care Equipment & Services)†	197,604	2,312,425

Halma plc (Technology Hardware & Equipment)†	94,986	1,595,714

Jardine Lloyd Thompson Group plc (Insurance)†	87,997	1,479,424

Nostrum Oil & Gas plc (Energy)*†	709,670	2,904,609

Rathbone Brothers plc (Diversified Financials)†	98,279	3,176,994

Rotork plc (Capital Goods)†	1,133,220	5,127,271

RPC Group plc (Materials)†	263,154	2,856,488

RPS Group plc (Commercial & Professional Services)†	539,497	1,917,521

Senior plc (Capital Goods)†	1,392,798	5,653,147

		49,157,269

United States - 0.9%

Core Laboratories NV (Energy)	12,205	1,494,502

Sensata Technologies Holding plc (Capital Goods)*	15,597	791,080

		2,285,582

Vietnam - 1.5%

Hoa Phat Group JSC (Materials)*†	1,613,000	3,788,192

Total Common Stocks (Cost $195,648,949)		$238,877,989

SHORT TERM INVESTMENTS - 4.3%

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	10,842,502	10,842,502

Shares	Value
SHORT TERM INVESTMENTS - 4.3% (continued)

Total Short Term Investments (Cost $10,842,502)	$10,842,502

Total Investments — 99.8%

(Cost $206,491,451)	$249,720,491

Other Assets Less Liabilities - 0.2%	470,432

Net Assets — 100.0%	$250,190,923

Summary of Abbreviations

ADR	American Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets
Automobiles & Components	1.8%
Banks	2.8
Capital Goods	13.8
Commercial & Professional Services	5.6
Consumer Durables & Apparel	1.2
Consumer Services	0.0*
Diversified Financials	2.5
Energy	3.9
Food & Staples Retailing	0.4
Food Beverage & Tobacco	9.4
Health Care Equipment & Services	10.0
Household & Personal Products	0.3
Insurance	3.2
Materials	5.8
Media	2.6
Pharmaceuticals, Biotechnology & Life Sciences	4.4
Retailing	0.2
Semiconductors & Semiconductor Equipment	2.9
Software & Services	16.4
Technology Hardware & Equipment	4.1
Telecommunication Services	0.4
Transportation	1.9
Utilities	1.9
Money Market Fund	4.3

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

*	Rounds to less than 0.05%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 91.1%

Argentina - 0.7%

Banco Macro SA - ADR (Banks)	389,948	$37,793,760

Brazil - 2.6%

Ambev SA - ADR (Food Beverage & Tobacco)	8,244,652	54,579,596

B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	6,078,400	43,898,013

WEG SA (Capital Goods)	7,404,670	37,581,364

		136,058,973

Chile - 1.1%

Banco Santander Chile - ADR (Banks)	1,798,375	59,400,326

China - 27.9%

51job Inc. - ADR (Commercial & Professional Services)*	1,291,057	106,563,845

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	3,588,000	51,495,536

Alibaba Group Holding Ltd. - Sponsored ADR (Software & Services)*	479,927	85,686,167

Baidu Inc. - Sponsored ADR (Software & Services)*	102,593	25,740,584

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	911,080	43,239,857

CNOOC Ltd. - Sponsored ADR (Energy)	645,228	109,049,984

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,448,000	39,209,316

Ctrip.com International Ltd. - ADR (Retailing)*	680,427	27,829,464

ENN Energy Holdings Ltd. (Utilities)†	12,649,200	118,694,867

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	11,981,243	73,336,469

Han’s Laser Technology Industry Group Co., Ltd., Class A (Capital Goods)†	5,367,977	39,819,682

JD.com Inc. - ADR (Retailing)*	1,812,070	66,158,676

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	17,943,000	24,557,397

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	4,206,445	55,296,047

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	9,386,154	77,073,188

NetEase Inc. - ADR (Software & Services)	70,517	18,127,805

	Shares	Value
COMMON STOCKS - 91.1% (continued)

China - 27.9% (continued)

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	9,095,000	$99,071,601

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	35,867,505	75,559,564

Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)†	2,374,800	38,782,674

Tencent Holdings Ltd. (Software & Services)†	4,471,100	219,515,254

Weibo Corp. - Sponsored ADR (Software & Services)*	544,678	62,376,525

		1,457,184,502

Czech Republic - 1.0%

Komercni banka AS (Banks)†	1,224,384	52,795,880

Egypt - 0.6%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	6,179,705	31,679,312

Hong Kong - 6.5%

AIA Group Ltd. (Insurance)†	16,096,215	143,709,768

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,047,069	41,629,341

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	2,404,049	77,924,812

Sands China Ltd. (Consumer Services)†	12,824,938	74,005,465

		337,269,386

Hungary - 0.5%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,409,201	28,496,412

India - 3.5%

Bharti Airtel Ltd. (Telecommunication Services)†	5,040,734	30,849,936

Housing Development Finance Corp., Ltd. (Banks)†	3,003,297	84,381,333

Maruti Suzuki India Ltd. (Automobiles & Components)†	511,642	67,235,948

		182,467,217

Indonesia - 2.5%

Astra International Tbk PT (Automobiles & Components)†	88,436,700	45,227,880

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	360,365,100	83,063,294

		128,291,174

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.1% (continued)

Italy - 1.3%

Tenaris SA - ADR (Energy)	1,777,712	$66,450,875

Kenya - 1.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	5,887,465	14,694,670

Safaricom plc (Telecommunication Services)†	183,883,527	51,751,789

		66,446,459

Mexico - 3.3%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	269,816	26,080,414

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	348,262	62,617,508

Grupo Financiero Banorte SAB de CV, Series O (Banks)	13,202,700	82,610,193

		171,308,115

Panama - 0.8%

Copa Holdings SA, Class A (Transportation)	361,237	42,326,139

Peru - 1.2%

Credicorp Ltd. (Banks)	275,703	64,098,190

Poland - 0.6%

Bank Polska Kasa Opieki SA (Banks)†	983,765	32,596,502

Russia - 6.1%

LUKOIL PJSC - Sponsored ADR (Energy)	1,617,696	106,589,989

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	646,430	81,853,358

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	8,694,786	128,536,621

		316,979,968

South Africa - 6.2%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,999,814	64,607,030

Discovery Ltd. (Insurance)†	4,995,925	69,284,350

Naspers Ltd., Class N (Media)†	191,610	46,753,776

Sasol Ltd. (Materials)†	1,459,603	52,246,194

Standard Bank Group Ltd. (Banks)†	5,255,891	89,912,979

		322,804,329

South Korea - 8.8%

Amorepacific Corp. (Household & Personal Products)†	138,993	45,169,163

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,279,405	59,109,897

	Shares	Value
COMMON STOCKS - 91.1% (continued)

South Korea - 8.8% (continued)

Hanssem Co., Ltd. (Consumer Durables & Apparel)†	229,755	$24,962,387

LG Household & Health Care Ltd. (Household & Personal Products)†	72,920	93,432,713

NAVER Corp. (Software & Services)†	37,481	25,003,139

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	169,469	209,287,792

		456,965,091

Taiwan - 8.1%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	1,445,109	9,927,681

Airtac International Group (Capital Goods)†	2,499,515	43,212,904

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,050,752	48,853,287

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	19,141,539	53,285,300

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	410,000	47,568,986

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	29,138,277	220,881,890

		423,730,048

Thailand - 1.2%

Siam Commercial Bank pcl, Reg S (Banks)†	14,848,270	61,632,553

Turkey - 1.1%

Arcelik AS (Consumer Durables & Apparel)†	4,831,945	21,480,889

Turkiye Garanti Bankasi AS (Banks)†	17,122,159	38,630,501

		60,111,390

United Arab Emirates - 1.8%

DP World Ltd. (Transportation)†	2,250,311	49,961,119

Emaar Properties PJSC (Real Estate)†	28,102,695	44,144,846

		94,105,965

United Kingdom - 2.4%

BGEO Group plc (Banks)†	1,013,313	48,328,905

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,050,291	68,868,843

Nostrum Oil & Gas plc (Energy)*†	1,467,629	6,006,860

		123,204,608

Total Common Stocks (Cost $3,479,157,437)		$4,754,197,174

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
PREFERRED STOCKS - 6.0%

Brazil - 4.1%

Banco Bradesco SA - ADR (Banks)*	7,493,948	$73,440,690

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,749,481	39,083,406

Itau Unibanco Holding SA - Sponsored ADR, 0.39% (Banks)+	7,146,046	103,832,048

		216,356,144

Colombia - 1.0%

Bancolombia SA - Sponsored ADR, 3.06% (Banks)+	1,100,288	52,439,726

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 4.15% (Technology Hardware & Equipment)+†	46,537	45,778,193

Total Preferred Stocks (Cost $201,073,847)		$314,574,063

SHORT TERM INVESTMENTS - 2.7%

Northern Institutional Funds - Prime Obligations Portfolio, 1.86% (Money Market Funds)	114,195,923	114,195,923

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	26,495,829	26,495,829

Total Short Term Investments (Cost $140,683,009)		$140,691,752

Total Investments — 99.8%
(Cost $3,820,914,293)		$5,209,462,989

Other Assets Less Liabilities - 0.2%		10,476,118
Net Assets — 100.0%		$5,219,939,107

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	3.3%
Banks	21.6
Capital Goods	2.3
Commercial & Professional Services	2.0
Consumer Durables & Apparel	5.2
Consumer Services	1.4
Diversified Financials	2.3
Energy	7.1
Food & Staples Retailing	0.8
Food Beverage & Tobacco	3.2
Household & Personal Products	2.7
Insurance	4.1
Materials	1.0
Media	0.9
Pharmaceuticals, Biotechnology & Life Sciences	5.0
Real Estate	0.8
Retailing	1.8
Semiconductors & Semiconductor Equipment	5.0
Software & Services	8.4
Technology Hardware & Equipment	10.1
Telecommunication Services	2.4
Transportation	3.4
Utilities	2.3
Money Market Funds	2.7

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 91.1%
Argentina - 0.7%

Banco Macro SA - ADR (Banks)	319,700	$30,985,324

Brazil - 2.6%

Ambev SA - ADR (Food Beverage & Tobacco)	6,758,400	44,740,608

B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	4,982,700	35,984,902

WEG SA (Capital Goods)	6,069,830	30,806,571

		111,532,081

Chile - 1.1%

Banco Santander Chile - ADR (Banks)	1,474,200	48,692,826

China - 27.9%

51job Inc. - ADR (Commercial & Professional Services)*	1,058,370	87,357,860

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	2,941,000	42,209,691

Alibaba Group Holding Ltd. - Sponsored ADR (Software & Services)*	393,310	70,221,567

Baidu Inc. - Sponsored ADR (Software & Services)*	84,409	21,178,218

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	746,800	35,443,128

CNOOC Ltd. - Sponsored ADR (Energy)	528,960	89,399,530

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	12,676,000	32,173,568

Ctrip.com International Ltd. - ADR (Retailing)*	557,800	22,814,020

ENN Energy Holdings Ltd. (Utilities)†	10,368,700	97,295,597

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	9,821,400	60,116,200

Han’s Laser Technology Industry Group Co., Ltd., Class A (Capital Goods)†	4,401,380	32,649,461

JD.com Inc. - ADR (Retailing)*	1,485,400	54,231,954

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	14,709,000	20,131,235

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	3,448,100	45,327,182

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	7,694,100	63,179,106

NetEase Inc. - ADR (Software & Services)	57,531	14,789,494

	Shares	Value
COMMON STOCKS - 91.1% (continued)
China - 27.9% (continued)

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	7,456,000	$81,218,017

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	29,433,192	62,004,847

Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)†	1,947,000	31,796,305

Tencent Holdings Ltd. (Software & Services)†	3,665,100	179,943,495

Weibo Corp. - Sponsored ADR (Software & Services)*	446,500	51,133,180

		1,194,613,655

Czech Republic - 1.0%

Komercni banka AS (Banks)†	1,001,700	43,193,665

Egypt - 0.6%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	5,065,731	25,968,695

Hong Kong - 6.5%

AIA Group Ltd. (Insurance)†	13,194,589	117,803,553

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,497,723	34,124,125

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	1,970,651	63,876,655

Sands China Ltd. (Consumer Services)†	10,512,944	60,664,255

		276,468,588

Hungary - 0.5%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,164,344	23,544,992

India - 3.5%

Bharti Airtel Ltd. (Telecommunication Services)†	4,132,000	25,288,368

Housing Development Finance Corp., Ltd. (Banks)†	2,461,900	69,170,117

Maruti Suzuki India Ltd. (Automobiles & Components)†	419,500	55,127,374

		149,585,859

Indonesia - 2.5%

Astra International Tbk PT (Automobiles & Components)†	72,494,500	37,074,795

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	295,402,690	68,089,614

		105,164,409

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.1% (continued)
Italy - 1.3%

Tenaris SA - ADR (Energy)	1,457,200	$54,470,136

Kenya - 1.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	4,829,350	12,053,694

Safaricom plc (Telecommunication Services)†	150,735,101	42,422,567

		54,476,261

Mexico - 3.3%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	221,200	21,381,192

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	285,500	51,332,900

Grupo Financiero Banorte SAB de CV, Series O (Banks)	10,822,740	67,718,621

		140,432,713

Panama - 0.8%

Copa Holdings SA, Class A (Transportation)	296,100	34,694,037

Peru - 1.2%

Credicorp Ltd. (Banks)	226,000	52,542,740

Poland - 0.6%

Bank Polska Kasa Opieki SA (Banks)†	812,416	26,918,949

Russia - 6.1%

LUKOIL PJSC - Sponsored ADR (Energy)	1,326,093	87,376,268

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	529,946	67,103,723

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	7,127,400	105,365,665

		259,845,656

South Africa - 6.2%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,459,000	52,959,512

Discovery Ltd. (Insurance)†	4,095,300	56,794,327

Naspers Ltd., Class N (Media)†	157,100	38,333,167

Sasol Ltd. (Materials)†	1,196,461	42,827,079

Standard Bank Group Ltd. (Banks)†	4,308,400	73,704,170

		264,618,255

South Korea - 8.8%

Amorepacific Corp. (Household & Personal Products)†	113,977	37,039,604

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,048,738	48,452,832

	Shares	Value
COMMON STOCKS - 91.1% (continued)

South Korea - 8.8% (continued)

Hanssem Co., Ltd. (Consumer Durables & Apparel)†	188,307	$20,459,151

LG Household & Health Care Ltd. (Household & Personal Products)†	59,800	76,622,000

NAVER Corp. (Software & Services)†	30,769	20,525,642

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	139,162	171,859,795

		374,959,024

Taiwan - 8.1%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	1,198,405	8,232,862

Airtac International Group (Capital Goods)†	2,048,397	35,413,744

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,321,216	40,054,863

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	15,691,171	43,680,331

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	336,001	38,983,480

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	23,885,637	181,064,400

		347,429,680

Thailand - 1.2%

Siam Commercial Bank pcl, Reg S (Banks)†	12,171,600	50,522,167

Turkey - 1.1%

Arcelik AS (Consumer Durables & Apparel)†	3,960,900	17,608,572

Turkiye Garanti Bankasi AS (Banks)†	14,035,600	31,666,699

		49,275,271

United Arab Emirates - 1.8%

DP World Ltd. (Transportation)†	1,844,700	40,955,795

Emaar Properties PJSC (Real Estate)†	23,036,666	36,186,923

		77,142,718

United Kingdom - 2.4%

BGEO Group plc (Banks)†	830,654	39,617,175

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,680,700	56,454,360

Nostrum Oil & Gas plc (Energy)*†	1,220,694	4,996,179

		101,067,714

Total Common Stocks (Cost $2,639,762,764)		$3,898,145,415

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
PREFERRED STOCKS - 6.0%

Brazil - 4.1%

Banco Bradesco SA - ADR (Banks)*	6,143,060	$60,201,988

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,434,100	32,037,794

Itau Unibanco Holding SA - Sponsored ADR, 0.39% (Banks)+	5,857,800	85,113,834

		177,353,616

Colombia - 1.0%

Bancolombia SA - Sponsored ADR, 3.06% (Banks)+	901,900	42,984,554

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 4.15% (Technology Hardware & Equipment)+†	37,882	37,264,316

Total Preferred Stocks (Cost $144,453,481)		$257,602,486

SHORT TERM INVESTMENTS - 2.6%

Northern Institutional Funds - Prime Obligations Portfolio, 1.86% (Money Market Funds)	84,392,894	84,392,894

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	26,952,515	26,952,515

Total Short Term Investments (Cost $111,341,565)		$111,345,409

Total Investments — 99.7%

(Cost $2,895,557,810)		$4,267,093,310

Other Assets Less Liabilities - 0.3%		12,349,603

Net Assets — 100.0%		$4,279,442,913

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	3.3%
Banks	21.6
Capital Goods	2.3
Commercial & Professional Services	2.0
Consumer Durables & Apparel	5.2
Consumer Services	1.4
Diversified Financials	2.3
Energy	7.1
Food & Staples Retailing	0.8
Food Beverage & Tobacco	3.1
Household & Personal Products	2.7
Insurance	4.1
Materials	1.0
Media	0.9
Pharmaceuticals, Biotechnology & Life Sciences	5.1
Real Estate	0.8
Retailing	1.8
Semiconductors & Semiconductor Equipment	5.0
Software & Services	8.4
Technology Hardware & Equipment	10.1
Telecommunication Services	2.4
Transportation	3.4
Utilities	2.3
Money Market Funds	2.6

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 92.3%

Argentina - 11.2%

Banco Macro SA - ADR (Banks)	169,797	$16,456,725

Cablevision Holding SA - Sponsored GDR (Media)#*†	269,626	5,379,389

Globant SA (Software & Services)*	228,413	10,280,869

Grupo Clarin SA, Class B - GDR Reg S (Media)#†	79,685	427,263

Grupo Financiero Galicia SA - ADR (Banks)	234,129	14,965,526

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)	326,000	9,793,040

		57,302,812

Bangladesh - 5.1%

BRAC Bank Ltd. (Banks)*†	905,250	956,256

GrameenPhone Ltd. (Telecommunication Services)†	1,331,600	7,529,907

Olympic Industries Ltd. (Food Beverage & Tobacco)†	1,065,417	3,396,161

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,779,521	13,974,782

		25,857,106

Colombia - 7.0%

Cementos Argos SA - Sponsored ADR (Materials)#†	514,200	9,088,793

CEMEX Latam Holdings SA (Materials)*	980,500	3,022,879

Ecopetrol SA - Sponsored ADR (Energy)	938,621	20,724,752

Grupo Nutresa SA (Food Beverage & Tobacco)	312,300	3,024,100

		35,860,524

Croatia - 0.5%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	14,550	2,490,040

Egypt - 4.2%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,555,400	13,099,867

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)†	1,385,100	6,593,634

Oriental Weavers (Consumer Durables & Apparel)†	2,068,725	1,771,697

		21,465,198

Estonia - 0.7%

Tallink Grupp AS (Transportation)†	2,640,800	3,361,691

	Shares	Value
COMMON STOCKS - 92.3% (continued)

Kazakhstan - 1.0%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	418,287	$5,221,001

Kenya - 4.9%

East African Breweries Ltd. (Food Beverage & Tobacco)†	935,700	2,335,437

Safaricom plc (Telecommunication Services)†	80,634,850	22,693,701

		25,029,138

Kuwait - 1.7%

Kuwait Projects Co. Holding KSCP (Diversified Financials)†	712,110	583,923

Mabanee Co. SAK (Real Estate)†	747,495	1,580,537

National Bank of Kuwait SAKP (Banks)†	2,538,453	6,289,730

		8,454,190

Morocco - 3.0%

Attijariwafa Bank (Banks)†	115,800	6,358,112

Maroc Telecom (Telecommunication Services)†	250,300	4,256,360

Societe d’Exploitation des Ports (Transportation)†	221,700	4,576,343

		15,190,815

Nigeria - 5.9%

Access Bank plc (Banks)†	121,738,600	3,788,908

Dangote Cement plc (Materials)†	7,077,500	4,838,086

Guaranty Trust Bank plc (Banks)†	78,843,224	9,856,270

Lafarge Africa plc (Materials)†	1,100,000	128,243

Nestle Nigeria plc (Food Beverage & Tobacco)†	551,600	2,447,390

Nigerian Breweries plc (Food Beverage & Tobacco)†	3,894,100	1,404,500

Zenith Bank plc (Banks)†	100,704,392	7,699,112

		30,162,509

Pakistan - 2.5%

Engro Corp., Ltd. (Materials)†	532,092	1,437,765

Lucky Cement Ltd. (Materials)†	114,500	654,223

Maple Leaf Cement Factory Ltd. (Materials)†	1,624,000	971,467

MCB Bank Ltd. (Banks)†	1,393,700	2,516,768

Oil & Gas Development Co., Ltd. (Energy)†	1,173,400	1,692,991

Pakistan Petroleum Ltd. (Energy)†	2,236,597	4,148,137

United Bank Ltd. (Banks)†	849,000	1,475,772

		12,897,123

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 92.3% (continued)

Peru - 7.6%

Alicorp SAA (Food Beverage & Tobacco)	4,664,646	$17,135,727

Credicorp Ltd. (Banks)	80,201	18,645,930

Ferreycorp SAA (Capital Goods)	3,366,100	2,721,440

		38,503,097

Philippines - 15.7%

Bank of the Philippine Islands (Banks)†	5,597,754	11,351,534

BDO Unibank Inc. (Banks)†	3,040,518	7,706,557

International Container Terminal Services Inc. (Transportation)†	2,847,620	4,638,181

Jollibee Foods Corp. (Consumer Services)†	3,761,200	20,670,866

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	5,324,100	9,355,011

Security Bank Corp. (Banks)†	2,498,400	10,053,778

SM Prime Holdings Inc. (Real Estate)†	20,436,600	13,479,125

Universal Robina Corp. (Food Beverage & Tobacco)†	1,117,100	3,031,606

		80,286,658

Romania - 3.1%

Banca Transilvania SA (Banks)†	15,322,163	10,162,003

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	585,700	5,635,368

		15,797,371

Senegal - 0.8%

Sonatel SA (Telecommunication Services)	98,400	4,260,692

Slovenia - 0.6%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	46,124	3,218,785

Sri Lanka - 0.5%

Commercial Bank of Ceylon plc (Banks)†	1,271,674	1,090,235

John Keells Holdings plc (Capital Goods)†	1,257,142	1,311,435

		2,401,670

Tanzania - 0.3%

Tanzania Breweries Ltd. (Food Beverage & Tobacco)	208,066	1,458,194

Thailand - 1.4%

Home Product Center pcl, Reg S (Retailing)†	11,339,094	5,389,303

Siam Commercial Bank pcl, Reg S (Banks)†	393,600	1,633,764

		7,023,067

	Shares	Value
COMMON STOCKS - 92.3% (continued)

Turkey - 0.3%

Turkiye Garanti Bankasi AS (Banks)†	674,500	$1,521,787

Ukraine - 1.3%

Kernel Holding SA (Food Beverage & Tobacco)†	286,400	3,875,500

MHP SE - GDR (Food Beverage & Tobacco)†	222,939	2,943,807

		6,819,307

United Arab Emirates - 3.5%

Agthia Group PJSC (Food Beverage & Tobacco)†	2,931,716	3,468,945

DP World Ltd. (Transportation)†	243,700	5,410,596

Emaar Properties PJSC (Real Estate)†	5,788,200	9,092,338

		17,971,879

United Kingdom - 1.7%

BGEO Group plc (Banks)†	37,900	1,807,601

Nostrum Oil & Gas plc (Energy)*†	1,708,869	6,994,231

		8,801,832

United States - 0.3%

PriceSmart Inc. (Food & Staples Retailing)	18,377	1,609,825

Vietnam - 7.5%

Hoa Phat Group JSC (Materials)*†	8,649,302	20,313,217

Masan Group Corp. (Food Beverage & Tobacco)*†	992,050	4,000,487

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	1,692,200	13,752,009

		38,065,713

Total Common Stocks (Cost $371,564,950)		$471,032,024

PREFERRED STOCKS - 2.2%

Colombia - 2.2%

Bancolombia SA - Sponsored ADR, 3.06% (Banks)+	229,351	10,930,869

Total Preferred Stocks (Cost $8,198,124)		$10,930,869

PARTICIPATION NOTES - 5.2%

Saudi Arabia - 5.2%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	566,100	12,653,899

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity Date 1/14/19 (Consumer Services)^†	104,620	1,323,157

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
PARTICIPATION NOTES - 5.2% (continued)

Saudi Arabia - 5.2% (continued)

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)^†	276,500	$12,649,447

		26,626,503

Total Participation Notes (Cost $23,050,221)		$26,626,503

SHORT TERM INVESTMENTS - 0.8%

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	4,214,737	4,214,737

Total Short Term Investments (Cost $4,214,737)		$4,214,737

Total Investments — 100.5%

(Cost $407,028,032)		$512,804,133

Liabilities Less Other Assets - (0.5)%		(2,660,355)

Net Assets — 100.0%		$510,143,778

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 5.2% of net assets as of April 30, 2018, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Banks	34.6%
Capital Goods	0.8
Consumer Durables & Apparel	0.4
Consumer Services	4.3
Diversified Financials	0.1
Energy	7.7
Food & Staples Retailing	2.2
Food Beverage & Tobacco	12.2
Health Care Equipment & Services	1.3
Materials	7.9
Media	1.1
Pharmaceuticals, Biotechnology & Life Sciences	3.4
Real Estate	4.7
Retailing	3.5
Software & Services	2.0
Technology Hardware & Equipment	0.5
Telecommunication Services	9.5
Transportation	3.5
Money Market Fund	0.8

Total Investments	100.5

Liabilities Less Other Assets	(0.5)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 98.4%

Argentina - 0.9%

Banco Macro SA - ADR (Banks)	250	$24,230

Globant SA (Software & Services)*	290	13,053

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)	598	17,964

		55,247

Australia - 1.1%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	180	22,984

DuluxGroup Ltd. (Materials)†	4,340	25,258

SEEK Ltd. (Commercial & Professional Services)†	1,370	19,947

		68,189

Belgium - 0.7%

Anheuser-Busch InBev SA (Food Beverage & Tobacco)†	463	45,841

Brazil - 0.7%

Ambev SA - ADR (Food Beverage & Tobacco)	1,430	9,467

B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	1,200	8,666

CCR SA (Transportation)	2,500	8,535

Raia Drogasil SA (Food & Staples Retailing)*	400	7,853

Ultrapar Participacoes SA - Sponsored ADR (Energy)	340	5,889

		40,410

Canada - 1.8%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	800	35,079

Canadian National Railway Co. (Transportation)	600	46,368

Cenovus Energy Inc. (Energy)	1,500	15,024

Encana Corp. (Energy)	1,110	13,853

		110,324

China - 5.8%

51job Inc. - ADR (Commercial & Professional Services)*	320	26,413

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	670	9,616

Alibaba Group Holding Ltd. - Sponsored ADR (Software & Services)*	55	9,820

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	3,000	17,130

Baidu Inc. - Sponsored ADR (Software & Services)*	40	10,036

	Shares	Value
COMMON STOCKS - 98.4% (continued)

China - 5.8% (continued)

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	130	$6,170

CNOOC Ltd. - Sponsored ADR (Energy)	119	20,112

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,000	10,152

ENN Energy Holdings Ltd. (Utilities)†	2,000	18,767

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)†	5,200	17,855

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	1,700	11,909

Haitian International Holdings Ltd. (Capital Goods)†	4,000	10,635

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	2,250	13,772

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	2,900	12,090

JD.com Inc. - ADR (Retailing)*	270	9,858

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	6,000	8,212

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	900	11,781

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,500	12,317

NetEase Inc. - ADR (Software & Services)	27	6,941

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)	100	8,984

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	10,893

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	12,000	25,279

Sun Art Retail Group Ltd. (Food & Staples Retailing)†	8,000	8,988

Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)†	500	8,165

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	1,800	9,192

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 98.4% (continued)

China - 5.8% (continued)

Tencent Holdings Ltd. (Software & Services)†	300	$14,729

Tingyi Cayman Islands Holding Corp. (Food Beverage & Tobacco)†	6,000	11,363

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	2,000	18,085

		359,264

Colombia - 0.7%

Cementos Argos SA - Sponsored ADR (Materials)#†	370	6,540

CEMEX Latam Holdings SA (Materials)*	2,090	6,444

Ecopetrol SA - Sponsored ADR (Energy)	800	17,664

Grupo Nutresa SA (Food Beverage & Tobacco)	1,370	13,266

		43,914

Czech Republic - 0.2%

Komercni banka AS (Banks)†	350	15,092

Denmark - 0.4%

Chr Hansen Holding A/S (Materials)†	150	13,598

Novozymes A/S, Class B (Materials)†	290	13,672

		27,270

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	6,189	31,727

France - 1.2%

Air Liquide SA (Materials)†	105	13,642

Dassault Systemes SE (Software & Services)†	130	16,788

Essilor International Cie Generale d’Optique SA (Health Care Equipment & Services)†	320	43,550

		73,980

Germany - 2.9%

adidas AG (Consumer Durables & Apparel)†	60	14,753

Allianz SE, Reg S (Insurance)†	60	14,194

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	100	11,971

Bayerische Motoren Werke AG (Automobiles & Components)†	350	39,063

FUCHS PETROLUB SE (Materials)†	220	11,310

	Shares	Value
COMMON STOCKS - 98.4% (continued)

Germany - 2.9% (continued)

Henkel AG & Co. KGaA (Household & Personal Products)†	90	$10,736

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,190	30,478

Linde AG (Materials)*†	110	24,444

SAP SE - Sponsored ADR (Software & Services)	110	12,191

Symrise AG (Materials)†	160	12,923

		182,063

Hong Kong - 1.3%

AIA Group Ltd. (Insurance)†	1,600	14,285

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,000	13,662

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	400	12,965

Sands China Ltd. (Consumer Services)†	6,400	36,931

		77,843

India - 3.3%

Asian Paints Ltd. (Materials)†	460	8,248

Bharti Infratel Ltd. (Telecommunication Services)†	4,020	18,786

Dabur India Ltd. (Household & Personal Products)†	1,710	9,434

Emami Ltd. (Household & Personal Products)†	450	7,499

Godrej Consumer Products Ltd. (Household & Personal Products)†	600	10,018

HDFC Bank Ltd. - ADR (Banks)	250	23,953

Housing Development Finance Corp., Ltd. (Banks)†	390	10,958

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	8,799

Infosys Ltd. - Sponsored ADR (Software & Services)	3,310	58,488

ITC Ltd. (Food Beverage & Tobacco)†	2,090	8,786

Kotak Mahindra Bank Ltd. (Banks)†	590	10,670

Max Financial Services Ltd. (Insurance)*†	1,630	12,545

Pidilite Industries Ltd. (Materials)†	1,120	18,221

		206,405

Indonesia - 0.7%

Bank Central Asia Tbk PT (Banks)†	28,000	44,275

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 98.4% (continued)

Israel - 0.7%

Check Point Software Technologies Ltd. (Software & Services)*	450	$43,429

Italy - 0.4%

Tenaris SA - ADR (Energy)	720	26,914

Japan - 10.5%

ABC-Mart Inc. (Retailing)†	700	46,105

Asics Corp. (Consumer Durables & Apparel)†	1,000	18,842

Dentsu Inc. (Media)†	500	23,624

FANUC Corp. (Capital Goods)†	200	43,040

Hakuhodo DY Holdings Inc. (Media)†	3,100	43,386

Hoshizaki Corp. (Capital Goods)†	200	18,565

Kakaku.com Inc. (Software & Services)†	600	11,441

Kao Corp. (Household & Personal Products)†	740	53,123

Komatsu Ltd. (Capital Goods)†	900	30,746

Kubota Corp. (Capital Goods)†	1,600	27,033

M3 Inc. (Health Care Equipment & Services)†	400	15,060

Makita Corp. (Capital Goods)†	1,200	53,802

MISUMI Group Inc. (Capital Goods)†	400	11,070

NGK Insulators Ltd. (Capital Goods)†	700	12,837

Nomura Research Institute Ltd. (Software & Services)†	330	17,036

Park24 Co., Ltd. (Commercial & Professional Services)†	1,000	28,344

Rinnai Corp. (Consumer Durables & Apparel)†	540	53,678

Shiseido Co., Ltd. (Household & Personal Products)†	500	32,438

SMC Corp. (Capital Goods)†	40	15,241

Stanley Electric Co., Ltd. (Automobiles & Components)†	500	18,107

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	500	29,062

Sysmex Corp. (Health Care Equipment & Services)†	200	17,657

Unicharm Corp. (Household & Personal Products)†	1,000	28,107

		648,344

Mexico - 1.2%

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand - ADR (Banks)	1,000	7,330

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	110	7,220

	Shares	Value
COMMON STOCKS - 98.4% (continued)

Mexico - 1.2% (continued)

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	1,100	$7,339

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	90	8,699

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	4,200	9,776

Grupo Financiero Banorte SAB de CV, Series O (Banks)	1,400	8,760

Grupo Televisa SAB - Sponsored ADR (Media)	710	12,723

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,700	10,282

		72,129

Netherlands - 0.3%

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	16,960

Pakistan - 0.3%

Lucky Cement Ltd. (Materials)†	2,750	15,713

Panama - 0.2%

Copa Holdings SA, Class A (Transportation)	110	12,889

Peru - 0.7%

Alicorp SAA (Food Beverage & Tobacco)	9,290	34,127

Credicorp Ltd. (Banks)	50	11,625

		45,752

Philippines - 1.1%

Bank of the Philippine Islands (Banks)†	4,772	9,677

BDO Unibank Inc. (Banks)†	3,320	8,415

Jollibee Foods Corp. (Consumer Services)†	1,710	9,398

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	18,467

Security Bank Corp. (Banks)†	3,360	13,521

SM Prime Holdings Inc. (Real Estate)†	12,800	8,442

		67,920

Qatar - 0.4%

Qatar Electricity & Water Co. QSC (Utilities)†	260	14,115

Qatar National Bank QPSC (Banks)†	290	12,008

		26,123

Russia - 0.7%

LUKOIL PJSC - Sponsored ADR (Energy)	130	8,566

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 98.4% (continued)

Russia - 0.7% (continued)

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	3,590	$6,883

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	50	6,331

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	620	9,166

Yandex NV, Class A (Software & Services)*	274	9,141

		40,087

Singapore - 1.2%

DBS Group Holdings Ltd. (Banks)†	2,000	46,202

Oversea-Chinese Banking Corp. Ltd. (Banks)†	2,635	27,194

		73,396

South Africa - 1.1%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	360	7,753

Clicks Group Ltd. (Food & Staples Retailing)†	1,520	25,788

Discovery Ltd. (Insurance)†	850	11,788

Standard Bank Group Ltd. (Banks)†	640	10,949

Tiger Brands Ltd. (Food Beverage & Tobacco)†	290	9,047

		65,325

South Korea - 0.8%

Amorepacific Corp. (Household & Personal Products)†	40	12,999

Coway Co., Ltd. (Consumer Durables & Apparel)†	90	7,360

Hankook Tire Co., Ltd. (Automobiles & Components)†	150	6,930

Hanssem Co., Ltd. (Consumer Durables & Apparel)†	50	5,432

LG Household & Health Care Ltd. (Household & Personal Products)†	9	11,532

NAVER Corp. (Software & Services)†	10	6,671

		50,924

Spain - 1.4%

Amadeus IT Group SA (Software & Services)†	210	15,304

Banco Bilbao Vizcaya Argentaria SA (Banks)†	1,436	11,631

Banco Santander SA (Banks)†	1,840	11,864

Bankinter SA (Banks)†	4,810	50,254

		89,053

	Shares	Value
COMMON STOCKS - 98.4% (continued)

Sweden - 1.5%

Alfa Laval AB (Capital Goods)†	520	$12,902

Assa Abloy AB, Class B (Capital Goods)†	1,220	25,487

Atlas Copco AB, Class A (Capital Goods)†	290	11,285

Elekta AB, Class B (Health Care Equipment & Services)†	1,200	13,623

Hexagon AB, Class B (Technology Hardware & Equipment)†	270	15,547

Intrum Justitia AB (Commercial & Professional Services)†	290	7,712

Skandinaviska Enskilda Banken AB, Class A (Banks)†	900	8,466

		95,022

Switzerland - 2.3%

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	140	13,295

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	60	14,666

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	540	41,774

Novartis AG - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)	540	41,413

SGS SA, Reg S (Commercial & Professional Services)†	8	19,405

Temenos Group AG, Reg S (Software & Services)*†	98	12,305

		142,858

Taiwan - 1.7%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	4,000	27,479

Airtac International Group (Capital Goods)†	1,044	18,049

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	714	8,611

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	70	8,122

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	500	10,456

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	30,322

		103,039

Thailand - 0.1%

Siam Commercial Bank pcl, Reg S (Banks)†	1,800	7,471

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 98.4% (continued)

Turkey - 0.3%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	480	$8,132

Turkiye Garanti Bankasi AS - ADR (Banks)	3,380	7,470

		15,602

United Arab Emirates - 0.5%

DP World Ltd. (Transportation)†	720	15,986

Emaar Properties PJSC (Real Estate)†	9,900	15,551

		31,537

United Kingdom - 4.7%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	970	16,247

BBA Aviation plc (Transportation)†	2,830	12,393

BGEO Group plc (Banks)†	320	15,262

Diageo plc (Food Beverage & Tobacco)†	1,040	36,993

Diploma plc (Capital Goods)†	1,500	24,873

Halma plc (Technology Hardware & Equipment)†	820	13,775

HSBC Holdings plc - Sponsored ADR (Banks)	920	46,239

Rathbone Brothers plc (Diversified Financials)†	363	11,734

Reckitt Benckiser Group plc (Household & Personal Products)†	110	8,624

Rightmove plc (Software & Services)†	200	12,550

Rotork plc (Capital Goods)†	3,050	13,800

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	790	41,983

St. James’s Place plc (Diversified Financials)†	750	11,707

Standard Chartered plc (Banks)†	1,190	12,535

Unilever plc (Household & Personal Products)†	220	12,328

		291,043

United States - 44.1%

Abbott Laboratories (Health Care Equipment & Services)	220	12,789

Accenture plc, Class A (Software & Services)	380	57,456

Adobe Systems Inc. (Software & Services)*	90	19,944

Air Products & Chemicals Inc. (Materials)	320	51,933

Allegion plc (Capital Goods)	450	34,731

Alphabet Inc., Class A (Software & Services)*	45	45,836

Amazon.com Inc. (Retailing)*	20	31,323

	Shares	Value
COMMON STOCKS - 98.4% (continued)

United States - 44.1% (continued)

AmerisourceBergen Corp. (Health Care Equipment & Services)	130	$11,775

AMETEK Inc. (Capital Goods)	820	57,236

Amphenol Corp., Class A (Technology Hardware & Equipment)	700	58,597

Apple Inc. (Technology Hardware & Equipment)	350	57,841

Automatic Data Processing Inc. (Software & Services)	540	63,763

Booking Holdings Inc. (Retailing)*	7	15,246

BorgWarner Inc. (Automobiles & Components)	235	11,501

Church & Dwight Co., Inc. (Household & Personal Products)	1,080	49,896

Cisco Systems Inc. (Technology Hardware & Equipment)	1,270	56,248

Cognizant Technology Solutions Corp., Class A (Software & Services)	170	13,909

Colgate-Palmolive Co. (Household & Personal Products)	710	46,313

Costco Wholesale Corp. (Food & Staples Retailing)	355	69,992

Danaher Corp. (Health Care Equipment & Services)	135	13,543

Deere & Co. (Capital Goods)	200	27,066

eBay Inc. (Software & Services)*	1,070	40,532

Ecolab Inc. (Materials)	400	57,908

Emerson Electric Co. (Capital Goods)	185	12,286

EnerSys (Capital Goods)	200	13,712

EPAM Systems Inc. (Software & Services)*	150	17,153

Equifax Inc. (Commercial & Professional Services)	520	58,266

Facebook Inc., Class A (Software & Services)*	270	46,440

First Republic Bank (Banks)	660	61,294

Fiserv Inc. (Software & Services)*	900	63,774

Flowserve Corp. (Capital Goods)	530	23,537

Gartner Inc. (Software & Services)*	450	54,580

Guidewire Software Inc. (Software & Services)*	152	12,862

Healthcare Services Group Inc. (Commercial & Professional Services)	220	8,499

HEICO Corp. (Capital Goods)	170	14,935

Helmerich & Payne Inc. (Energy)	180	12,519

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 98.4% (continued)

United States - 44.1% (continued)

IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	$13,614

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	14,456

International Business Machines Corp. (Software & Services)	380	55,085

IPG Photonics Corp. (Technology Hardware & Equipment)*	100	21,303

IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	580	55,541

JPMorgan Chase & Co. (Banks)	295	32,090

Lazard Ltd., Class A (Diversified Financials)	240	13,061

Lululemon Athletica Inc. (Consumer Durables & Apparel)*	290	28,942

Mastercard Inc., Class A (Software & Services)	290	51,698

McDonald’s Corp. (Consumer Services)	390	65,302

Mettler-Toledo International Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	30	16,798

Microsoft Corp. (Software & Services)	670	62,658

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	60	13,494

PayPal Holdings Inc. (Software & Services)*	240	17,906

Procter & Gamble Co. (Household & Personal Products)	560	40,510

Prudential Financial Inc. (Insurance)	460	48,907

Red Hat Inc. (Software & Services)*	120	19,567

Regeneron Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	82	24,902

Reinsurance Group of America Inc. (Insurance)	380	56,772

Rockwell Automation Inc. (Capital Goods)	170	27,970

Rollins Inc. (Commercial & Professional Services)	400	19,408

Roper Technologies Inc. (Capital Goods)	230	60,764

salesforce.com Inc. (Software & Services)*	130	15,729

Schlumberger Ltd. (Energy)	280	19,197

	Shares	Value
COMMON STOCKS - 98.4% (continued)

United States - 44.1% (continued)

Sensata Technologies Holding plc (Capital Goods)*	240	$12,173

Signature Bank (Banks)*	320	40,688

T Rowe Price Group Inc. (Diversified Financials)	570	64,877

Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	390	39,558

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	60	12,621

TJX Cos Inc. (Retailing)	820	69,577

Tractor Supply Co. (Retailing)	930	63,240

UnitedHealth Group Inc. (Health Care Equipment & Services)	230	54,372

Verisk Analytics Inc. (Commercial & Professional Services)*	350	37,257

Visa Inc., Class A (Software & Services)	260	32,989

WABCO Holdings Inc. (Capital Goods)*	140	18,059

Wabtec Corp. (Capital Goods)	180	15,986

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	550	36,547

Walt Disney Co. (Media)	460	46,152

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	200	37,682

Workday Inc., Class A (Software & Services)*	140	17,478

Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	380	31,722

		2,731,887

Total Common Stocks (Cost $5,155,969)		$6,095,261

PREFERRED STOCKS - 0.8%

Brazil - 0.3%

Banco Bradesco SA - ADR (Banks)*	1,052	10,310

Itau Unibanco Holding SA - Sponsored ADR, 0.39% (Banks)+	730	10,607

		20,917

Colombia - 0.2%

Bancolombia SA - Sponsored ADR, 3.06% (Banks)+	187	8,912

South Korea - 0.1%

Samsung Electronics Co., Ltd. - GDR, Reg S, 4.15% (Technology Hardware & Equipment)+†	9	8,853

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
PREFERRED STOCKS - 0.8% (continued)

Spain - 0.2%

Grifols SA - ADR, 2.10% (Pharmaceuticals, Biotechnology & Life Sciences)+	660	$13,411

Total Preferred Stocks (Cost $41,708)		$52,093

SHORT TERM INVESTMENTS - 1.1%

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	67,712	67,712

Total Short Term Investments (Cost $67,712)		$67,712

Total Investments — 100.3%

(Cost $5,265,389)		$6,215,066

Liabilities Less Other Assets - (0.3)%		(17,530)

Net Assets — 100.0%		$6,197,536

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	1.5%
Banks	10.8
Capital Goods	10.5
Commercial & Professional Services	3.6
Consumer Durables & Apparel	3.4
Consumer Services	2.0
Diversified Financials	2.1
Energy	2.4
Food & Staples Retailing	4.0
Food Beverage & Tobacco	4.0
Health Care Equipment & Services	3.2
Household & Personal Products	5.4
Insurance	2.6
Materials	4.5
Media	2.0
Pharmaceuticals, Biotechnology & Life Sciences	6.9
Real Estate	0.4
Retailing	3.9
Semiconductors & Semiconductor Equipment	2.5
Software & Services	15.8
Technology Hardware & Equipment	4.8
Telecommunication Services	0.7
Transportation	1.7
Utilities	0.5
Money Market Fund	1.1

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 94.8%

Argentina - 1.4%

Banco Macro SA - ADR (Banks)	350	$33,922

Globant SA (Software & Services)*	1,246	56,082

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)	2,290	68,792

		158,796

Australia - 2.2%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,030	131,521

DuluxGroup Ltd. (Materials)†	9,240	53,775

SEEK Ltd. (Commercial & Professional Services)†	4,580	66,682

		251,978

Belgium - 0.7%

Anheuser-Busch InBev SA (Food Beverage & Tobacco)†	829	82,079

Brazil - 1.1%

Ambev SA - ADR (Food Beverage & Tobacco)	4,310	28,532

B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	3,900	28,166

CCR SA (Transportation)	7,700	26,288

Raia Drogasil SA (Food & Staples Retailing)*	1,200	23,560

Ultrapar Participacoes SA - Sponsored ADR (Energy)	990	17,147

		123,693

Canada - 2.7%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	2,100	92,083

Canadian National Railway Co. (Transportation)	1,230	95,054

Cenovus Energy Inc. (Energy)	6,900	69,110

Encana Corp. (Energy)	4,560	56,909

		313,156

China - 8.8%

51job Inc. - ADR (Commercial & Professional Services)*	670	55,302

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	2,000	28,704

Alibaba Group Holding Ltd. - Sponsored ADR (Software & Services)*	160	28,566

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	7,600	43,396

Baidu Inc. - Sponsored ADR (Software & Services)*	115	28,853

	Shares	Value
COMMON STOCKS - 94.8% (continued)

China - 8.8% (continued)

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	670	$31,798

CNOOC Ltd. - Sponsored ADR (Energy)	220	37,182

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	14,000	35,534

ENN Energy Holdings Ltd. (Utilities)†	4,000	37,534

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)†	7,200	24,722

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	4,900	34,325

Haitian International Holdings Ltd. (Capital Goods)†	12,400	32,968

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	6,900	42,234

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	5,500	22,930

JD.com Inc. - ADR (Retailing)*	830	30,303

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	72,000	98,542

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,080	27,343

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	4,700	38,593

NetEase Inc. - ADR (Software & Services)	80	20,566

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)	310	27,850

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,770	41,067

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	14,000	29,493

Sun Art Retail Group Ltd. (Food & Staples Retailing)†	52,000	58,425

Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)†	2,000	32,662

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	5,300	27,064

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)

China - 8.8% (continued)

Tencent Holdings Ltd. (Software & Services)†	500	$24,548

Tingyi Cayman Islands Holding Corp. (Food Beverage & Tobacco)†	21,150	40,054

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	3,250	29,389

		1,009,947

Colombia - 1.1%

Cementos Argos SA - Sponsored ADR (Materials)#†	1,390	24,569

CEMEX Latam Holdings SA (Materials)*	6,320	19,485

Ecopetrol SA - Sponsored ADR (Energy)	2,280	50,342

Grupo Nutresa SA (Food Beverage & Tobacco)	2,920	28,275

		122,671

Czech Republic - 0.2%

Komercni banka AS (Banks)†	660	28,459

Denmark - 1.2%

Chr Hansen Holding A/S (Materials)†	820	74,338

Novozymes A/S, Class B (Materials)†	1,250	58,931

		133,269

Egypt - 0.3%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	5,810	29,784

France - 2.3%

Air Liquide SA (Materials)†	725	94,195

Dassault Systemes SE (Software & Services)†	530	68,445

Essilor International Cie Generale d’Optique SA (Health Care Equipment & Services)†	780	106,152

		268,792

Germany - 7.9%

adidas AG (Consumer Durables & Apparel)†	320	78,683

Allianz SE, Reg S (Insurance)†	505	119,466

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	840	100,556

Bayerische Motoren Werke AG (Automobiles & Components)†	1,114	124,333

FUCHS PETROLUB SE (Materials)†	510	26,219

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Germany - 7.9% (continued)

Henkel AG & Co. KGaA (Household & Personal Products)†	810	$96,627

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,150	29,453

Linde AG (Materials)*†	589	130,883

SAP SE - Sponsored ADR (Software & Services)	1,000	110,830

Symrise AG (Materials)†	1,113	89,895

		906,945

Hong Kong - 2.6%

AIA Group Ltd. (Insurance)†	13,200	117,852

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	6,400	87,437

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	2,000	64,828

Sands China Ltd. (Consumer Services)†	5,200	30,006

		300,123

India - 3.7%

Asian Paints Ltd. (Materials)†	1,380	24,745

Bharti Infratel Ltd. (Telecommunication Services)†	13,880	64,864

Dabur India Ltd. (Household & Personal Products)†	5,390	29,735

Emami Ltd. (Household & Personal Products)†	1,420	23,663

Godrej Consumer Products Ltd. (Household & Personal Products)†	1,800	30,053

HDFC Bank Ltd. - ADR (Banks)	282	27,019

Housing Development Finance Corp., Ltd. (Banks)†	1,080	30,344

ICICI Bank Ltd. - Sponsored ADR (Banks)	2,849	24,245

Infosys Ltd. - Sponsored ADR (Software & Services)	3,240	57,251

ITC Ltd. (Food Beverage & Tobacco)†	6,040	25,392

Kotak Mahindra Bank Ltd. (Banks)†	1,770	32,011

Max Financial Services Ltd. (Insurance)*†	2,340	18,009

Pidilite Industries Ltd. (Materials)†	2,100	34,165

		421,496

Indonesia - 0.3%

Bank Central Asia Tbk PT (Banks)†	21,000	33,206

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Israel - 0.8%

Check Point Software Technologies Ltd. (Software & Services)*	900	$86,859

Italy - 0.5%

Tenaris SA - ADR (Energy)	1,620	60,556

Japan - 17.7%

ABC-Mart Inc. (Retailing)†	1,840	121,189

Asics Corp. (Consumer Durables & Apparel)†	3,100	58,411

Dentsu Inc. (Media)†	1,820	85,991

FANUC Corp. (Capital Goods)†	300	64,559

Hakuhodo DY Holdings Inc. (Media)†	7,890	110,423

Hoshizaki Corp. (Capital Goods)†	1,300	120,671

Kakaku.com Inc. (Software & Services)†	3,500	66,737

Kao Corp. (Household & Personal Products)†	1,325	95,119

Komatsu Ltd. (Capital Goods)†	3,040	103,853

Kubota Corp. (Capital Goods)†	6,300	106,441

M3 Inc. (Health Care Equipment & Services)†	900	33,886

Makita Corp. (Capital Goods)†	2,600	116,571

MISUMI Group Inc. (Capital Goods)†	2,000	55,350

MonotaRO Co., Ltd. (Capital Goods)†	700	24,437

NGK Insulators Ltd. (Capital Goods)†	4,150	76,108

Nomura Research Institute Ltd. (Software & Services)†	2,902	149,814

Park24 Co., Ltd. (Commercial & Professional Services)†	2,300	65,190

Rinnai Corp. (Consumer Durables & Apparel)†	1,100	109,345

Shiseido Co., Ltd. (Household & Personal Products)†	1,500	97,315

SMC Corp. (Capital Goods)†	160	60,964

Stanley Electric Co., Ltd. (Automobiles & Components)†	2,715	98,324

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	855	49,695

Sysmex Corp. (Health Care Equipment & Services)†	500	44,144

Unicharm Corp. (Household & Personal Products)†	4,400	123,672

		2,038,209

Mexico - 2.1%

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand - ADR (Banks)	2,830	20,744

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Mexico - 2.1% (continued)

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	502	$32,951

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	3,000	20,016

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	280	27,065

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	13,500	31,422

Grupo Financiero Banorte SAB de CV, Series O (Banks)	5,800	36,291

Grupo Televisa SAB - Sponsored ADR (Media)	1,670	29,927

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	14,400	40,015

		238,431

Netherlands - 0.7%

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	450	84,803

Pakistan - 1.3%

Engro Corp., Ltd. (Materials)†	8,100	21,887

Lucky Cement Ltd. (Materials)†	5,900	33,711

MCB Bank Ltd. (Banks)†	12,600	22,753

Oil & Gas Development Co., Ltd. (Energy)†	17,700	25,538

Pakistan Petroleum Ltd. (Energy)†	15,500	28,747

United Bank Ltd. (Banks)†	12,200	21,207

		153,843

Panama - 0.4%

Copa Holdings SA, Class A (Transportation)	394	46,165

Peru - 0.7%

Alicorp SAA (Food Beverage & Tobacco)	10,540	38,719

Credicorp Ltd. (Banks)	180	41,848

		80,567

Philippines - 1.4%

Bank of the Philippine Islands (Banks)†	13,425	27,224

BDO Unibank Inc. (Banks)†	10,450	26,487

Jollibee Foods Corp. (Consumer Services)†	5,870	32,260

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	14,760	25,935

Security Bank Corp. (Banks)†	4,950	19,919

SM Prime Holdings Inc. (Real Estate)†	38,900	25,657

		157,482

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Qatar - 0.7%

Qatar Electricity & Water Co. QSC (Utilities)†	820	$44,518

Qatar National Bank QPSC (Banks)†	920	38,093

		82,611

Russia - 1.3%

LUKOIL PJSC - Sponsored ADR (Energy)	530	34,922

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	14,560	27,917

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	220	27,857

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	2,020	29,862

Yandex NV, Class A (Software & Services)*	882	29,424

		149,982

Singapore - 2.3%

DBS Group Holdings Ltd. (Banks)†	5,470	126,364

Oversea-Chinese Banking Corp. Ltd. (Banks)†	13,100	135,193

		261,557

South Africa - 1.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,040	22,398

Clicks Group Ltd. (Food & Staples Retailing)†	2,025	34,356

Discovery Ltd. (Insurance)†	2,580	35,780

Standard Bank Group Ltd. (Banks)†	1,550	26,516

Tiger Brands Ltd. (Food Beverage & Tobacco)†	923	28,794

		147,844

South Korea - 1.7%

Amorepacific Corp. (Household & Personal Products)†	140	45,496

Coway Co., Ltd. (Consumer Durables & Apparel)†	670	54,791

Hankook Tire Co., Ltd. (Automobiles & Components)†	490	22,639

Hanssem Co., Ltd. (Consumer Durables & Apparel)†	150	16,297

LG Household & Health Care Ltd. (Household & Personal Products)†	28	35,877

NAVER Corp. (Software & Services)†	38	25,349

		200,449

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Spain - 3.2%

Amadeus IT Group SA (Software & Services)†	1,485	$108,220

Banco Bilbao Vizcaya Argentaria SA (Banks)†	6,144	49,765

Banco Santander SA (Banks)†	13,640	87,947

Bankinter SA (Banks)†	11,130	116,284

		362,216

Sweden - 4.5%

Alfa Laval AB (Capital Goods)†	1,110	27,541

Assa Abloy AB, Class B (Capital Goods)†	5,505	115,004

Atlas Copco AB, Class A (Capital Goods)†	2,690	104,680

Elekta AB, Class B (Health Care Equipment & Services)†	4,400	49,950

Hexagon AB, Class B (Technology Hardware & Equipment)†	1,450	83,496

Intrum Justitia AB (Commercial & Professional Services)†	2,520	67,014

Skandinaviska Enskilda Banken AB, Class A (Banks)†	7,530	70,832

		518,517

Switzerland - 3.8%

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	1,358	128,965

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	110	26,887

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	1,010	78,134

Novartis AG - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,210	92,795

SGS SA, Reg S (Commercial & Professional Services)†	45	109,151

		435,932

Taiwan - 1.8%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	6,000	41,219

Airtac International Group (Capital Goods)†	3,000	51,865

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,040	24,603

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	220	25,525

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,500	31,368

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)

Taiwan - 1.8% (continued)

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	$30,322

		204,902

Thailand - 0.2%

Siam Commercial Bank pcl, Reg S (Banks)†	5,700	23,660

Turkey - 0.4%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	1,530	25,921

Turkiye Garanti Bankasi AS - ADR (Banks)	8,480	18,741

		44,662

United Arab Emirates - 0.9%

Agthia Group PJSC (Food Beverage & Tobacco)†	10,250	12,128

DP World Ltd. (Transportation)†	1,070	23,756

Emaar Properties PJSC (Real Estate)†	45,410	71,332

		107,216

United Kingdom - 10.6%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	4,030	67,499

BBA Aviation plc (Transportation)†	25,050	109,698

BGEO Group plc (Banks)†	1,330	63,433

Diageo plc (Food Beverage & Tobacco)†	3,623	128,869

Diploma plc (Capital Goods)†	3,570	59,197

Halma plc (Technology Hardware & Equipment)†	6,140	103,149

HSBC Holdings plc - Sponsored ADR (Banks)	2,120	106,551

Rathbone Brothers plc (Diversified Financials)†	1,747	56,474

Reckitt Benckiser Group plc (Household & Personal Products)†	1,020	79,968

Rightmove plc (Software & Services)†	1,090	68,396

Rotork plc (Capital Goods)†	15,621	70,677

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,791	95,179

St. James’s Place plc (Diversified Financials)†	3,490	54,478

Standard Chartered plc (Banks)†	6,710	70,680

	Shares	Value
COMMON STOCKS - 94.8% (continued)

United Kingdom - 10.6% (continued)

Unilever plc (Household & Personal Products)†	1,460	$81,816

		1,216,064

Total Common Stocks (Cost $9,150,160)		$10,886,921

PREFERRED STOCKS - 2.0%

Brazil - 0.5%

Banco Bradesco SA - ADR (Banks)*	2,695	26,411

Itau Unibanco Holding SA - Sponsored ADR, 0.39% (Banks)+	1,940	28,188

		54,599

Colombia - 0.4%

Bancolombia SA - Sponsored ADR, 3.06% (Banks)+	910	43,371

South Korea - 0.3%

Samsung Electronics Co., Ltd. - GDR, Reg S, 4.15% (Technology Hardware & Equipment)+†	30	29,511

Spain - 0.8%

Grifols SA - ADR, 2.10% (Pharmaceuticals, Biotechnology & Life Sciences)+	4,830	98,145

Total Preferred Stocks (Cost $175,210)		$225,626

SHORT TERM INVESTMENTS - 2.6%

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	304,505	304,505

Total Short Term Investments (Cost $304,505)		$304,505

Total Investments — 99.4%

(Cost $9,629,875)		$11,417,052

Other Assets Less Liabilities - 0.6%		67,748

Net Assets — 100.0%		$11,484,800

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	2.4%
Banks	13.2
Capital Goods	10.4
Commercial & Professional Services	3.2
Consumer Durables & Apparel	5.7
Consumer Services	0.8
Diversified Financials	2.0
Energy	3.6
Food & Staples Retailing	3.0
Food Beverage & Tobacco	5.3
Health Care Equipment & Services	2.0
Household & Personal Products	6.4
Insurance	2.5
Materials	6.0
Media	2.0
Pharmaceuticals, Biotechnology & Life Sciences	6.6
Real Estate	0.8
Retailing	1.5
Semiconductors & Semiconductor Equipment	2.3
Software & Services	8.1
Technology Hardware & Equipment	3.4
Telecommunication Services	1.4
Transportation	3.5
Utilities	0.7
Money Market Fund	2.6

Total Investments	99.4

Other Assets Less Liabilities	0.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS - 91.3%

Argentina - 1.4%

Banco Macro SA - ADR (Banks)	566	$54,857

Cablevision Holding SA - Sponsored GDR (Media)#*†	653	13,028

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)	1,090	32,743

		100,628

Bangladesh - 0.5%

GrameenPhone Ltd. (Telecommunication Services)†	3,400	19,226

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,246	15,700

		34,926

Brazil - 4.4%

Ambev SA - ADR (Food Beverage & Tobacco)	20,920	138,491

B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	3,700	26,721

CCR SA (Transportation)	10,000	34,140

Raia Drogasil SA (Food & Staples Retailing)*	1,400	27,487

Ultrapar Participacoes SA - Sponsored ADR (Energy)	5,710	98,897

		325,736

China - 28.3%

51job Inc. - ADR (Commercial & Professional Services)*	910	75,111

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	4,500	64,585

Alibaba Group Holding Ltd. - Sponsored ADR (Software & Services)*	420	74,987

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	18,000	102,779

Baidu Inc. - Sponsored ADR (Software & Services)*	150	37,635

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	2,930	139,058

CNOOC Ltd. - Sponsored ADR (Energy)	491	82,984

ENN Energy Holdings Ltd. (Utilities)†	8,000	75,069

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)†	35,200	120,864

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	6,100	42,731

	Shares	Value
COMMON STOCKS - 91.3% (continued)

China - 28.3% (continued)

Haitian International Holdings Ltd. (Capital Goods)†	15,000	$39,880

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	8,650	52,946

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	19,863	82,810

JD.com Inc. - ADR (Retailing)*	1,585	57,868

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	34,000	46,533

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,480	32,463

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	10,800	88,683

NetEase Inc. - ADR (Software & Services)	419	107,712

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)	435	39,080

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	14,000	152,502

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	84,000	176,957

Sun Art Retail Group Ltd. (Food & Staples Retailing)†	49,500	55,616

Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)†	5,000	81,655

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	6,200	31,660

Tencent Holdings Ltd. (Software & Services)†	1,200	58,916

Tingyi Cayman Islands Holding Corp. (Food Beverage & Tobacco)†	40,000	75,752

Weibo Corp. - Sponsored ADR (Software & Services)*	150	17,178

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	7,500	67,820

		2,081,834

Colombia - 1.7%

Cementos Argos SA - Sponsored ADR (Materials)#†	1,080	19,090

CEMEX Latam Holdings SA (Materials)*	3,780	11,654

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.3% (continued)

Colombia - 1.7% (continued)

Ecopetrol SA - Sponsored ADR (Energy)	3,729	$82,336

Grupo Nutresa SA (Food Beverage & Tobacco)	1,530	14,815

		127,895

Czech Republic - 0.3%

Komercni banka AS (Banks)†	430	18,542

Egypt - 0.8%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	10,800	55,365

India - 9.9%

Asian Paints Ltd. (Materials)†	2,810	50,387

Bharti Infratel Ltd. (Telecommunication Services)†	4,820	22,525

Dabur India Ltd. (Household & Personal Products)†	10,830	59,746

Emami Ltd. (Household & Personal Products)†	830	13,831

Godrej Consumer Products Ltd. (Household & Personal Products)†	4,230	70,625

HDFC Bank Ltd. - ADR (Banks)	400	38,324

Housing Development Finance Corp., Ltd. (Banks)†	5,100	143,291

ICICI Bank Ltd. - Sponsored ADR (Banks)	4,606	39,197

Infosys Ltd. - Sponsored ADR (Software & Services)	3,449	60,944

ITC Ltd. (Food Beverage & Tobacco)†	14,150	59,486

Kotak Mahindra Bank Ltd. (Banks)†	4,150	75,053

Max Financial Services Ltd. (Insurance)*†	3,880	29,861

Pidilite Industries Ltd. (Materials)†	4,150	67,517

		730,787

Indonesia - 1.9%

Bank Central Asia Tbk PT (Banks)†	88,000	139,150

Kazakhstan - 0.3%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,610	20,096

Kenya - 0.2%

Safaricom plc (Telecommunication Services)†	62,300	17,534

Kuwait - 1.1%

Kuwait Projects Co. Holding KSCP (Diversified Financials)†	19,194	15,739

	Shares	Value
COMMON STOCKS - 91.3% (continued)

Kuwait - 1.1% (continued)

Mabanee Co. SAK (Real Estate)†	8,345	$17,645

National Bank of Kuwait SAKP (Banks)†	19,546	48,431

		81,815

Mexico - 5.6%

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand - ADR (Banks)	4,150	30,420

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	908	59,601

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	2,600	17,347

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,105	106,809

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	24,900	57,956

Grupo Financiero Banorte SAB de CV, Series O (Banks)	5,000	31,286

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	40,300	111,987

		415,406

Morocco - 0.4%

Attijariwafa Bank (Banks)†	320	17,570

Maroc Telecom (Telecommunication Services)†	900	15,304

		32,874

Nigeria - 1.1%

Dangote Cement plc (Materials)†	28,327	19,364

Nestle Nigeria plc (Food Beverage & Tobacco)†	6,250	27,730

Nigerian Breweries plc (Food Beverage & Tobacco)†	44,900	16,194

Zenith Bank plc (Banks)†	260,470	19,914

		83,202

Pakistan - 1.5%

Engro Corp., Ltd. (Materials)†	4,900	13,240

Lucky Cement Ltd. (Materials)†	4,400	25,140

MCB Bank Ltd. (Banks)†	8,900	16,072

Oil & Gas Development Co., Ltd. (Energy)†	11,200	16,160

Pakistan Petroleum Ltd. (Energy)†	11,000	20,401

United Bank Ltd. (Banks)†	9,900	17,209

		108,222

Panama - 0.7%

Copa Holdings SA, Class A (Transportation)	439	51,438

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.3% (continued)

Peru - 1.4%

Alicorp SAA (Food Beverage & Tobacco)	6,050	$22,225

Credicorp Ltd. (Banks)	350	81,371

		103,596

Philippines - 2.8%

Bank of the Philippine Islands (Banks)†	23,883	48,432

BDO Unibank Inc. (Banks)†	12,990	32,925

Jollibee Foods Corp. (Consumer Services)†	9,090	49,957

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	8,430	14,812

Security Bank Corp. (Banks)†	3,720	14,969

SM Prime Holdings Inc. (Real Estate)†	72,700	47,950

		209,045

Qatar - 1.0%

Qatar Electricity & Water Co. QSC (Utilities)†	420	22,802

Qatar National Bank QPSC (Banks)†	1,150	47,616

		70,418

Romania - 0.5%

Banca Transilvania SA (Banks)†	26,660	17,682

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	2,060	19,820

		37,502

Russia - 5.0%

LUKOIL PJSC - Sponsored ADR (Energy)	1,650	108,718

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	28,840	55,298

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	745	94,335

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	4,750	70,220

Yandex NV, Class A (Software & Services)*	1,136	37,897

		366,468

Senegal - 0.2%

Sonatel SA (Telecommunication Services)	360	15,588

South Africa - 5.5%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,150	67,842

Clicks Group Ltd. (Food & Staples Retailing)†	4,405	74,734

Discovery Ltd. (Insurance)†	7,600	105,398

	Shares	Value
COMMON STOCKS - 91.3% (continued)

South Africa - 5.5% (continued)

Standard Bank Group Ltd. (Banks)†	6,870	$117,526

Tiger Brands Ltd. (Food Beverage & Tobacco)†	1,147	35,782

		401,282

South Korea - 4.9%

Amorepacific Corp. (Household & Personal Products)†	230	74,744

Coway Co., Ltd. (Consumer Durables & Apparel)†	650	53,155

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,430	66,068

Hanssem Co., Ltd. (Consumer Durables & Apparel)†	236	25,641

LG Household & Health Care Ltd. (Household & Personal Products)†	70	89,691

NAVER Corp. (Software & Services)†	80	53,367

		362,666

Taiwan - 5.0%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	8,000	54,959

Airtac International Group (Capital Goods)†	4,178	72,231

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,080	49,206

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	290	33,646

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,000	20,912

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	18,000	136,449

		367,403

Thailand - 0.9%

Siam Commercial Bank pcl, Reg S (Banks)†	16,100	66,828

Turkey - 1.3%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	2,260	38,289

Turkiye Garanti Bankasi AS - ADR (Banks)	25,851	57,131

		95,420

United Arab Emirates - 1.7%

Agthia Group PJSC (Food Beverage & Tobacco)†	6,740	7,975

DP World Ltd. (Transportation)†	1,360	30,194

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.3% (continued)

United Arab Emirates - 1.7% (continued)

Emaar Properties PJSC (Real Estate)†	53,680	$84,323

		122,492

United Kingdom - 0.8%

BGEO Group plc (Banks)†	1,170	55,802

Vietnam - 0.2%

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	2,060	16,741

Total Common Stocks (Cost $5,650,497)		$6,716,701

PREFERRED STOCKS - 4.5%

Brazil - 2.0%

Banco Bradesco SA - ADR (Banks)*	7,403	72,550

Itau Unibanco Holding SA - Sponsored ADR, 0.39% (Banks)+	5,125	74,466

		147,016

Colombia - 0.6%

Bancolombia SA - Sponsored ADR, 3.06% (Banks)+	940	44,800

South Korea - 1.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 4.15% (Technology Hardware & Equipment)+†	142	139,684

Total Preferred Stocks (Cost $285,647)		$331,500

PARTICIPATION NOTES - 1.7%

Saudi Arabia - 1.7%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	2,149	48,036

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)^†	1,338	61,212

Saudi British Bank, Issued by JP Morgan Structured Products, Maturity Date 12/9/19 (Banks)^†	1,870	16,230

		125,478
Total Participation Notes (Cost $106,376)		$125,478

SHORT TERM INVESTMENTS - 1.8%

Northern Institutional Funds - Treasury Portfolio, 1.50% (Money Market Funds)	131,286	131,286

Shares	Value
SHORT TERM INVESTMENTS - 1.8% (continued)

Total Short Term Investments (Cost $131,286)	$131,286

Total Investments — 99.3%

(Cost $6,173,806)	$7,304,965

Other Assets Less Liabilities - 0.7%	54,699

Net Assets — 100.0%	$7,359,664

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.
+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.7% of net assets as of April 30, 2018, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2018 (unaudited) (continued)

Industry	Percentage of Net Assets
Automobiles & Components	2.6%
Banks	22.2
Capital Goods	1.5
Commercial & Professional Services	1.0
Consumer Durables & Apparel	7.4
Consumer Services	1.2
Diversified Financials	1.3
Energy	7.1
Food & Staples Retailing	4.4
Food Beverage & Tobacco	9.8
Household & Personal Products	4.2
Insurance	1.8
Materials	2.8
Media	0.2
Pharmaceuticals, Biotechnology & Life Sciences	4.9
Real Estate	2.0
Retailing	1.9
Semiconductors & Semiconductor Equipment	2.2
Software & Services	6.1
Technology Hardware & Equipment	5.8
Telecommunication Services	3.6
Transportation	2.2
Utilities	1.3
Money Market Fund	1.8

Total Investments	99.3

Other Assets Less Liabilities	0.7

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2018 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio

ASSETS:
Investments (cost $562,324,801, $10,927,689,512 and $206,491,451, respectively)	$832,944,512	$14,148,960,258	$249,720,491
Dividends and interest receivable	1,195,186	25,925,937	655,250
Foreign currency (cost $69,492, $0 and $48,747, respectively)	69,492	—	48,507
Receivable for investments sold	1,209,743	31,304,579	—
Receivable for Fund shares sold	2,110,625	15,581,832	212,906
Tax reclaim receivable	496,900	17,363,823	181,004
Prepaid expenses	43,981	471,889	56,538
Total Assets:	838,070,439	14,239,608,318	250,874,696

LIABILITIES:
Payable to Investment Adviser	(546,847)	(7,744,272)	(239,096)
Payable for investments purchased	(778,908)	(53,599,859)	—
Payable for Fund shares redeemed	(4,082,759)	(17,355,430)	(142,048)
Payable for distribution fees	—	(332,534)	(27,902)
Deferred capital gains tax	—	—	(171,912)
Other liabilities	(288,524)	(3,031,762)	(102,815)
Total Liabilities	(5,697,038)	(82,063,857)	(683,773)

Net Assets	$832,373,401	$14,157,544,461	$250,190,923

ANALYSIS OF NET ASSETS:
Paid in capital	$479,376,610	$10,985,768,915	$200,397,507
Accumulated undistributed net investment income	1,002,829	51,864,147	460,829
Accumulated net realized gain (loss) from investment transactions	81,381,460	(101,407,500)	6,281,317
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	270,612,502	3,221,318,899	43,051,270
Net Assets	$832,373,401	$14,157,544,461	$250,190,923

Net Assets:
Institutional Class	$582,732,870	$12,384,358,383	$177,017,007
Institutional Class Z	149,341,316	1,282,342,142	—
Investor Class	—	490,843,936	73,173,916
Advisor Class	100,299,215	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 500,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	15,417,540	534,980,983	10,319,325
Institutional Class Z (200,000,000, 200,000,000 and —, respectively, $.001 par value shares authorized)	3,953,536	55,406,373	—
Investor Class (—, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	21,261,480	4,297,956
Advisor Class (400,000,000, — and —, respectively, $.001 par value shares authorized)	2,656,281	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$37.80	$23.15	$17.15
Institutional Class Z	37.77	23.14	—
Investor Class	—	23.09	17.03
Advisor Class	37.76	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2018 (unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio

ASSETS:
Investments (cost $3,820,914,293, $2,895,557,810 and $407,028,032, respectively)	$5,209,462,989	$4,267,093,310	$512,804,133
Dividends and interest receivable	9,481,628	9,309,340	2,271,017
Foreign currency (cost $253,693, $0 and $94,743, respectively)	254,228	—	94,946
Receivable for investments sold	3,330,664	2,759,275	—
Receivable for Fund shares sold	10,625,999	7,650,515	385,875
Tax reclaim receivable	710,285	146,533	—
Prepaid expenses	92,767	55,310	49,010
Total Assets:	5,233,958,560	4,287,014,283	515,604,981

LIABILITIES:
Payable to Investment Adviser	(4,837,689)	(3,992,373)	(573,831)
Payable for investments purchased	(92)	—	(1,335,252)
Payable for Fund shares redeemed	(7,702,088)	(1,577,222)	(389,497)
Payable for distribution fees	—	—	(19,717)
Deferred capital gains tax	—	—	(2,856,241)
Other liabilities	(1,479,584)	(2,001,775)	(286,665)
Total Liabilities	(14,019,453)	(7,571,370)	(5,461,203)

Net Assets	$5,219,939,107	$4,279,442,913	$510,143,778

ANALYSIS OF NET ASSETS:
Paid in capital	$3,971,870,822	$2,943,680,784	$507,514,426
Accumulated undistributed net investment income (loss)	7,419,571	3,947,580	(1,925,111)
Accumulated net realized loss from investment transactions	(147,843,044)	(39,629,539)	(98,325,084)
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	1,388,491,758	1,371,444,088	102,879,547
Net Assets	$5,219,939,107	$4,279,442,913	$510,143,778

Net Assets:
Institutional Class I	$—	$—	$283,539,056
Institutional Class II	—	—	192,482,093
Class I	4,775,765,037	—	—
Class II	444,174,070	—	—
Investor Class	—	—	34,122,629
Advisor Class	—	4,279,442,913	—
Total Shares Outstanding:
Institutional Class I (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	31,074,204
Institutional Class II (—, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	21,104,501
Class I (500,000,000, — and —, respectively, $.001 par value shares authorized)	210,798,960	—	—
Class II (400,000,000, — and —, respectively, $.001 par value shares authorized)	19,604,352	—	—
Investor Class (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	3,761,839
Advisor Class (—, 500,000,000 and —, respectively, $.001 par value shares authorized)	—	72,157,355	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class I	$—	$—	$9.12
Institutional Class II	—	—	9.12
Class I	22.66	—	—
Class II	22.66	—	—
Investor Class	—	—	9.07
Advisor Class	—	59.31	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2018 (unaudited)

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio

ASSETS:
Investments (cost $5,265,389, $9,629,875 and $6,173,806, respectively)	$6,215,066	$11,417,052	$7,304,965
Dividends and interest receivable	11,330	34,316	13,237
Cash	—	552	—
Foreign currency (cost $9,263, $63,779 and $54,414, respectively)	9,266	63,784	54,422
Receivable for investments sold	69	—	46,002
Tax reclaim receivable	1,988	10,867	141
Prepaid expenses	18,473	18,202	18,452
Total Assets:	6,256,192	11,544,773	7,437,219

LIABILITIES:
Payable to Investment Adviser	(4,095)	(7,080)	(7,017)
Payable for investments purchased	(12,417)	—	(23,378)
Payable for distribution fees	(1,793)	(4,282)	(1,997)
Deferred capital gains tax	(161)	(698)	(4,425)
Other liabilities	(40,190)	(47,913)	(40,738)
Total Liabilities	(58,656)	(59,973)	(77,555)

Net Assets	$6,197,536	$11,484,800	$7,359,664

ANALYSIS OF NET ASSETS:
Paid in capital	$4,985,925	$9,258,133	$5,924,832
Accumulated undistributed net investment income	18,324	40,201	12,760
Accumulated net realized gain from investment transactions	243,833	400,204	295,226
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	949,454	1,786,262	1,126,846
Net Assets	$6,197,536	$11,484,800	$7,359,664

Net Assets:
Institutional Class	$5,617,855	$10,383,223	$6,712,213
Investor Class	579,681	1,101,577	647,451
Total Shares Outstanding:
Institutional Class (300,000,000, 300,000,000 and 300,000,000, respectively, $.001 par value shares authorized)	452,099	800,985	526,909
Investor Class (200,000,000, 300,000,000 and 200,000,000, respectively, $.001 par value shares authorized)	46,797	85,473	50,987
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$12.43	$12.96	$12.74
Investor Class	12.39	12.89	12.70

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

For the Six Months Ended April 30, 2018 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio
INVESTMENT INCOME
Interest	$—	$290	$—	$348	$377
Dividends (net of foreign withholding taxes of $452,244, $11,874,446, $208,755, $4,851,354 and $3,564,442, respectively)	4,931,037	104,520,583	1,915,720	39,473,066	33,181,918
Total investment income	4,931,037	104,520,873	1,915,720	39,473,414	33,182,295
EXPENSES
Investment advisory fees (Note 3)	3,297,930	43,738,160	1,341,704	28,658,144	23,819,930
Administration fees (Note 3)	135,061	1,521,321	46,606	638,142	538,276
Distribution fees, Investor Class	—	713,576	76,822	—	—
Custody and accounting fees (Note 3)	102,851	1,294,220	73,270	1,056,885	887,892
Directors’ fees and expenses	11,640	172,952	3,093	69,380	57,537
Transfer agent fees and expenses (Note 3)	38,350	198,386	24,944	48,918	242,766
Printing and postage fees	16,147	330,551	7,232	116,937	174,329
State registration filing fees	42,585	324,745	26,905	67,276	45,302
Professional fees	26,245	127,229	24,188	74,823	61,631
Shareholder servicing fees (Note 3)	249,283	4,085,121	74,507	1,476,540	3,372,381
Compliance officers’ fees and expenses (Note 3)	1,408	20,481	361	8,254	6,841
Other fees and expenses	15,603	140,017	5,774	59,501	48,907
Total Expenses	3,937,103	52,666,759	1,705,406	32,274,800	29,255,792
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(3,943)	—	(286,879)	(207,928)	—
Less waiver of transfer agent fee and expenses (Note 3)	(7,945)	(9,965)	—	—	—
Net expenses	3,925,215	52,656,794	1,418,527	32,066,872	29,255,792
Net investment income	1,005,822	51,864,079	497,193	7,406,542	3,926,503
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	83,433,431	(85,946,978)	6,993,411	(24,193,496)	(7,296,003)
Foreign currency transactions	(29,988)	35,736	(90,619)	(319,395)	(350,098)
Net realized gain (loss)	83,403,443	(85,911,242)	6,902,792	(24,512,891)	(7,646,101)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $(218,588), $— and $—, respectively)	(38,447,212)	508,539,325	371,665	211,963,434	162,684,496
Translation of assets and liabilities denominated in foreign currencies	(10,818)	(179,022)	3,919	(91,943)	(92,972)
Net change in unrealized appreciation (depreciation)	(38,458,030)	508,360,303	375,584	211,871,491	162,591,524
Net realized and unrealized gain	44,945,413	422,449,061	7,278,376	187,358,600	154,945,423
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,951,235	$474,313,140	$7,775,569	$194,765,142	$158,871,926

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

For the Six Months Ended April 30, 2018 (unaudited)

	Frontier Emerging Markets Portfolio	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $721,348, $2,963, $10,435 and $5,646, respectively)	$7,450,485	$48,641	$97,683	$65,235
Total investment income	7,450,485	48,641	97,683	65,235
EXPENSES
Investment advisory fees (Note 3)	3,352,571	24,524	41,564	40,124
Administration fees (Note 3)	89,716	1,226	2,217	1,396
Distribution fees, Investor Class	41,372	717	1,410	805
Custody and accounting fees (Note 3)	270,003	7,191	9,213	9,517
Directors’ fees and expenses	6,733	87	153	93
Transfer agent fees and expenses (Note 3)	41,288	23,525	23,574	23,486
Printing and postage fees	13,818	206	274	216
State registration filing fees	51,720	27,116	23,754	27,122
Professional fees	21,304	17,041	18,444	17,965
Shareholder servicing fees (Note 3)	111,902	—	258	—
Compliance officers’ fees and expenses (Note 3)	798	11	19	11
Offering fees	—	2,775	—	2,775
Other fees and expenses	10,559	3,581	3,633	3,583
Total Expenses	4,011,784	108,000	124,513	127,093
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(188,744)	(79,694)	(73,294)	(80,931)
Less waiver of transfer agent fee and expenses (Note 3)	—	—	—	—
Net expenses	3,823,040	28,306	51,219	46,162
Net investment income	3,627,445	20,335	46,464	19,073
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	11,181,560	244,461	406,853	295,689
Foreign currency transactions	(78,599)	(493)	(1,606)	6
Net realized gain	11,102,961	243,968	405,247	295,695
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $(134,017), $(2,554), $(3,012) and $(7,672), respectively)	28,363,850	76,859	44,796	50,391
Translation of assets and liabilities denominated in foreign currencies	(14,476)	(32)	(158)	397
Net change in unrealized appreciation	28,349,374	76,827	44,638	50,788
Net realized and unrealized gain	39,452,335	320,795	449,885	346,483
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,079,780	$341,130	$496,349	$365,556

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2018 (unaudited) and the Fiscal Year Ended October 31, 2017

	Global Equity Portfolio		International Equity Portfolio		International Small Companies Portfolio
	April 30, 2018	October 31, 2017	April 30, 2018	October 31, 2017	April 30, 2018	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,005,822	$2,072,840	$51,864,079	$108,279,538	$497,193	$872,266
Net realized gain (loss) on investments and foreign currency transactions	83,403,443	99,351,243	(85,911,242)	109,122,767	6,902,792	2,061,321
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(38,458,030)	121,677,405	508,360,303	1,804,465,888	375,584	31,502,151
Net increase in net assets resulting from operations	45,951,235	223,101,488	474,313,140	2,021,868,193	7,775,569	34,435,738
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(2,026,571)	(3,192,599)	(99,643,720)	(61,948,722)	(608,162)	(758,218)
Institutional Class Z	(533,411)	—	(1,882,622)	—	—	—
Investor Class	—	—	(3,358,029)	(2,877,064)	(133,775)	(455,833)
Advisor Class	(142,433)	(71,969)	—	—	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(73,919,104)	(9,438,405)	(88,323,385)	—	(1,437,824)	(1,995,191)
Institutional Class Z	(15,820,099)	—	(1,576,355)	—	—	—
Investor Class	—	—	(4,402,399)	—	(423,467)	(1,303,383)
Advisor Class	(9,280,160)	(670,713)	—	—	—	—
Total distributions to shareholders	(101,721,778)	(13,373,686)	(199,186,510)	(64,825,786)	(2,603,228)	(4,512,625)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	(168,682,201)	(182,801,422)	976,546,769	2,919,220,272	28,398,505	59,600,587
Institutional Class Z	113,931,447	45,129,498	1,156,194,609	163,450,051	—	—
Investor Class	—	—	(169,225,233)	90,614,374	22,157,568	(2,209,932)
Advisor Class	31,060,763	4,059,653	—	—	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	(23,689,991)	(133,612,271)	1,963,516,145	3,173,284,697	50,556,073	57,390,655
NET INCREASE (DECREASE) IN
NET ASSETS	(79,460,534)	76,115,531	2,238,642,775	5,130,327,104	55,728,414	87,313,768
NET ASSETS
At beginning of period	911,833,935	835,718,404	11,918,901,686	6,788,574,582	194,462,509	107,148,741
At end of period	$832,373,401	$911,833,935	$14,157,544,461	$11,918,901,686	$250,190,923	$194,462,509
Accumulated Undistributed Net Investment Income Included In Net Assets	$1,002,829	$2,699,422	$51,864,147	$104,884,439	$460,829	$705,573

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2018 (unaudited) and the Fiscal Year Ended October 31, 2017

	Institutional Emerging Markets Portfolio		Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	April 30, 2018	October 31, 2017	April 30, 2018	October 31, 2017	April 30, 2018	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,406,542	$39,784,285	$3,926,503	$29,181,162	$3,627,445	$3,547,034
Net realized gain (loss) on investments and foreign currency transactions	(24,512,891)	17,200,140	(7,646,101)	59,611,118	11,102,961	(5,120,521)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	211,871,491	868,787,971	162,591,524	698,935,059	28,349,374	67,483,381
Net increase in net assets resulting from operations	194,765,142	925,772,396	158,871,926	787,727,339	43,079,780	65,909,894
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class I	—	—	—	—	(5,147,342)	(3,512,132)
Institutional Class II	—	—	—	—	(3,499,694)	—
Class I	(34,875,251)	(18,225,386)	—	—	—	—
Class II	(3,886,186)	(4,287,811)	—	—	—	—
Investor Class	—	—	—	—	(491,328)	(165,442)
Advisor Class	—	—	(28,497,360)	(17,343,528)	—	—
Net realized gain from investments and foreign-currency related transactions
Advisor Class	—	—	(1,842,865)	—	—	—
Total distributions to shareholders	(38,761,437)	(22,513,197)	(30,340,225)	(17,343,528)	(9,138,364)	(3,677,574)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class I	—	—	—	—	(2,700,292)	(113,854,561)
Institutional Class II	—	—	—	—	13,499,694	147,539,455
Class I	249,021,445	521,998,725	—	—	—	—
Class II	(29,884,736)	(12,909,702)	—	—	—	—
Investor Class	—	—	—	—	879,451	(6,278,013)
Advisor Class	—	—	135,934,680	246,108,743	—	—
Net Increase in net assets from portfolio share transactions	219,136,709	509,089,023	135,934,680	246,108,743	11,678,853	27,406,881
NET INCREASE IN NET ASSETS	375,140,414	1,412,348,222	264,466,381	1,016,492,554	45,620,269	89,639,201
NET ASSETS
At beginning of period	4,844,798,693	3,432,450,471	4,014,976,532	2,998,483,978	464,523,509	374,884,308
At end of period	$5,219,939,107	$4,844,798,693	$4,279,442,913	$4,014,976,532	$510,143,778	$464,523,509
Accumulated Undistributed Net Investment Income (Loss) Included In Net Assets	$7,419,571	$38,774,466	$3,947,580	$28,518,437	$(1,925,111)	$3,585,808

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2018 (unaudited) and the Fiscal Year Ended October 31, 2017

	Global Equity Research Portfolio		International Equity Research Portfolio		Emerging Markets Research Portfolio
	April 30, 2018	October 31, 2017(1)	April 30, 2018	October 31, 2017	April 30, 2018	October 31, 2017(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,335	$35,575	$46,464	$87,413	$19,073	$51,064
Net realized gain on investments and foreign currency transactions	243,968	156,804	405,247	510,004	295,695	375,486
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	76,827	872,627	44,638	1,271,834	50,788	1,076,058
Net increase in net assets resulting from operations	341,130	1,065,006	496,349	1,869,251	365,556	1,502,608
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income Institutional Class	(80,143)	—	(101,511)	(106,029)	(102,902)	—
Investor Class	(8,295)	—	(12,062)	(12,691)	(10,758)	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(139,191)	—	(429,710)	(121,633)	(332,545)	—
Investor Class	(14,406)	—	(51,060)	(14,558)	(34,765)	—
Total distributions to shareholders	(242,035)	—	(594,343)	(254,911)	(480,970)	—
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	219,334	4,341,525	992,852	1,790,387	935,447	4,518,305
Investor Class	22,701	449,875	(13,084)	127,794	45,523	473,195
Net Increase in net assets from portfolio share transactions	242,035	4,791,400	979,768	1,918,181	980,970	4,991,500
NET INCREASE IN NET ASSETS	341,130	5,856,406	881,774	3,532,521	865,556	6,494,108
NET ASSETS
At beginning of period	5,856,406	—	10,603,026	7,070,505	6,494,108	—
At end of period	$6,197,536	$5,856,406	$11,484,800	$10,603,026	$7,359,664	$6,494,108

Accumulated Undistributed Net Investment Income Included In Net Assets	$18,324	$86,427	$40,201	$107,310	$12,760	$107,347

(1)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2018 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Global Equity Portfolio–Institutional Class
04/30/18	$40.84	$0.05	$2.07	$2.12	$(0.14)	$(5.02)	$(5.16)	$37.80	5.57	(A)%	$582,733	0.94	(B)%	0.94	(B)%	0.23	(B)%	17	(A)%
10/31/17	32.53	0.09	8.74	8.83	(0.13)	(0.39)	(0.52)	40.84	27.58		790,097	0.93		0.93		0.25		33
10/31/16	32.44	0.13	0.92	1.05	(0.12)	(0.84)	(0.96)	32.53	3.43		779,020	0.92		0.92		0.42		24
10/31/15	32.98	0.13	0.68	0.81	(0.12)	(1.23)	(1.35)	32.44	2.51		805,291	0.92		0.92		0.41		45
10/31/14	29.84	0.13	3.27	3.40	(0.13)	(0.13)	(0.26)	32.98	11.47		731,897	0.97		0.95		0.43		30
10/31/13	25.05	0.17	4.74	4.91	(0.12)	—	(0.12)	29.84	19.66		543,293	0.99		0.95		0.62		13
Global Equity Portfolio–Institutional Class Z
04/30/18	40.84	0.07	2.05	2.12	(0.17)	(5.02)	(5.19)	37.77	5.61	(A)	149,341	0.91	(B)	0.90	(B)	0.36	(B)	17	(A)
10/31/17(2)(3)	39.33	(0.01)	1.52	1.51	—	—	—	40.84	3.80	(A)	46,493	1.21	(B)	0.90	(B)	(0.05	)(B)	33	(A)
Global Equity Portfolio–Advisor Class
04/30/18	40.78	0.03	2.05	2.08	(0.08)	(5.02)	(5.10)	37.76	5.46	(A)	100,299	1.11	(B)	1.11	(B)	0.15	(B)	17	(A)
10/31/17	32.47	0.01	8.73	8.74	(0.04)	(0.39)	(0.43)	40.78	27.28		75,244	1.14		1.14		0.02		33
10/31/16	32.38	0.05	0.91	0.96	(0.03)	(0.84)	(0.87)	32.47	3.12		56,698	1.19		1.19		0.15		24
10/31/15	32.92	0.04	0.68	0.72	(0.03)	(1.23)	(1.26)	32.38	2.28		64,726	1.18		1.18		0.13		45
10/31/14	29.80	0.05	3.27	3.32	(0.07)	(0.13)	(0.20)	32.92	11.19		81,507	1.20		1.20		0.16		30
10/31/13	25.02	0.09	4.74	4.83	(0.05)	—	(0.05)	29.80	19.33		86,882	1.25		1.24		0.32		13
International Equity Portfolio–Institutional Class
04/30/18	22.64	0.09	0.80	0.89	(0.20)	(0.18)	(0.38)	23.15	3.97	(A)	12,384,358	0.80	(B)	0.80	(B)	0.78	(B)	5	(A)
10/31/17	18.37	0.23	4.22	4.45	(0.18)	—	(0.18)	22.64	24.47		11,107,736	0.82		0.82		1.22		12
10/31/16	17.69	0.21	0.64	0.85	(0.17)	—	(0.17)	18.37	4.91		6,354,810	0.84		0.84		1.20		22
10/31/15	18.30	0.20	(0.63)	(0.43)	(0.18)	—	(0.18)	17.69	(2.40)		4,591,802	0.85		0.85		1.11		12
10/31/14	17.97	0.18	0.29	0.47	(0.14)	—	(0.14)	18.30	2.65		3,819,491	0.87		0.87		1.01		10
10/31/13	15.15	0.17	2.78	2.95	(0.13)	—	(0.13)	17.97	19.58		3,467,793	0.87		0.87		1.06		20
International Equity Portfolio–Institutional Class Z
04/30/18	22.64	0.17	0.72	0.89	(0.21)	(0.18)	(0.39)	23.14	4.00	(A)	1,282,342	0.73	(B)	0.73	(B)	1.49	(B)	5	(A)
10/31/17(2)(4)	21.35	0.02	1.27	1.29	—	—	—	22.64	6.00	(A)	166,923	0.99	(B)	0.80	(B)	0.33	(B)	12	(A)
International Equity Portfolio–Investor Class
04/30/18	22.55	0.04	0.81	0.85	(0.13)	(0.18)	(0.31)	23.09	3.81	(A)	490,844	1.13	(B)	1.13	(B)	0.33	(B)	5	(A)
10/31/17	18.30	0.19	4.18	4.37	(0.12)	—	(0.12)	22.55	24.04		644,243	1.14		1.14		0.95		12
10/31/16	17.62	0.14	0.66	0.80	(0.12)	—	(0.12)	18.30	4.63		433,765	1.15		1.15		0.83		22
10/31/15	18.23	0.15	(0.64)	(0.49)	(0.12)	—	(0.12)	17.62	(2.76)		405,101	1.17		1.17		0.83		12
10/31/14	17.89	0.13	0.29	0.42	(0.08)	—	(0.08)	18.23	2.36		443,029	1.17		1.17		0.72		10
10/31/13	15.09	0.12	2.77	2.89	(0.09)	—	(0.09)	17.89	19.19		409,735	1.20		1.20		0.76		20

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected on December 1, 2017. (See Note 1).
(3)	For the period from August 1, 2017 (commencement of class operations) through October 31, 2017.
(4)	For the period from July 17, 2017 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2018 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
International Small Companies Portfolio–Institutional Class
04/30/18	$16.67	$ 0.04	$ 0.65	$ 0.69	$(0.06)	$(0.15)	$(0.21)	$17.15	4.15	(A)%	$ 177,017	1.37	(B)%	1.15	(B)%	0.45	(B)%	32	(A)%
10/31/17	13.72	0.11	3.41	3.52	(0.16)	(0.41)	(0.57)	16.67	26.98		144,170	1.41		1.15		0.72		19
10/31/16	13.40	0.20	0.34	0.54	(0.09)	(0.13)	(0.22)	13.72	4.15		62,785	1.60		1.25		1.51		49
10/31/15	13.85	0.11	(0.25)	(0.14)	(0.05)	(0.26)	(0.31)	13.40	(0.98)		47,276	1.64		1.30		0.79		38
10/31/14	14.47	0.08	0.23	0.31	(0.06)	(0.87)	(0.93)	13.85	2.28		28,711	1.59		1.30		0.58		36
10/31/13	11.45	0.07	3.09	3.16	(0.14)	—	(0.14)	14.47	27.88		26,236	1.68		1.39		0.57		97
International Small Companies Portfolio–Investor Class
04/30/18	16.55	0.03	0.65	0.68	(0.05)	(0.15)	(0.20)	17.03	4.08	(A)	73,174	1.73	(B)	1.40	(B)	0.35	(B)	32	(A)
10/31/17	13.64	0.05	3.42	3.47	(0.15)	(0.41)	(0.56)	16.55	26.71		50,292	1.80		1.40		0.37		19
10/31/16	13.33	0.16	0.35	0.51	(0.07)	(0.13)	(0.20)	13.64	3.92		44,363	1.90		1.50		1.18		49
10/31/15	13.80	0.08	(0.26)	(0.18)	(0.03)	(0.26)	(0.29)	13.33	(1.29)		50,164	1.93		1.55		0.58		38
10/31/14	14.45	0.05	0.22	0.27	(0.05)	(0.87)	(0.92)	13.80	1.97		62,828	1.88		1.55		0.32		36
10/31/13	11.43	0.08	3.05	3.13	(0.11)	—	(0.11)	14.45	27.63		52,830	1.99		1.60		0.60		97
Institutional Emerging Markets Portfolio–Class I
04/30/18	21.94	0.03	0.86	0.89	(0.17)	—	(0.17)	22.66	4.10	(A)	4,775,765	1.26	(B)	1.26	(B)	0.28	(B)	8	(A)
10/31/17	17.65	0.19	4.20	4.39	(0.10)	—	(0.10)	21.94	25.08		4,386,511	1.28		1.28		0.97		17
10/31/16	16.04	0.14	1.56	1.70	(0.09)	—	(0.09)	17.65	10.74		3,051,419	1.29		1.29		0.88		20
10/31/15	18.60	0.13	(2.56)	(2.43)	(0.13)	—	(0.13)	16.04	(13.14)		1,876,495	1.31		1.30		0.77		23
10/31/14	18.07	0.20	0.48	0.68	(0.15)	—	(0.15)	18.60	3.80		1,521,194	1.31		1.30		1.12		26
10/31/13	16.56	0.18	1.45	1.63	(0.12)	—	(0.12)	18.07	9.85		1,043,041	1.33		1.30		1.06		18
Institutional Emerging Markets Portfolio–Class II
04/30/18	21.94	0.04	0.87	0.91	(0.19)	—	(0.19)	22.66	4.14	(A)	444,174	1.20	(B)	1.11	(B)	0.40	(B)	8	(A)
10/31/17(2)	17.71	0.22	4.21	4.43	(0.20)	—	(0.20)	21.94	25.43		458,288	1.23		1.12		1.12		17
10/31/16(2)	16.14	0.16	1.59	1.75	(0.18)	—	(0.18)	17.71	11.06		381,031	1.24		1.13		0.96		20
10/31/15(2)	18.81	0.16	(2.60)	(2.44)	(0.23)	—	(0.23)	16.14	(13.06)		241,425	1.27		1.14		0.96		23
10/31/14(2)(3)	17.58	0.17	1.06	1.23	—	—	—	18.81	7.00	(A)	194,477	1.30	(B)	1.14	(B)	1.36	(B)	26	(A)
Emerging Markets Portfolio–Advisor Class
04/30/18	57.46	0.06	2.22	2.28	(0.40)	(0.03)	(0.43)	59.31	3.99	(A)	4,279,443	1.37	(B)	1.37	(B)	0.18	(B)	8	(A)
10/31/17	46.27	0.43	11.02	11.45	(0.26)	—	(0.26)	57.46	24.93		4,014,977	1.42		1.42		0.84		17
10/31/16	42.02	0.30	4.17	4.47	(0.22)	— (4)	(0.22)	46.27	10.73		2,998,484	1.42		1.42		0.72		26
10/31/15	50.88	0.26	(6.80)	(6.54)	(0.39)	(1.93)	(2.32)	42.02	(13.17)		2,381,671	1.45		1.45		0.57		30
10/31/14	50.76	0.49	1.32	1.81	(0.40)	(1.29)	(1.69)	50.88	3.79		2,545,517	1.45		1.45		0.98		28
10/31/13	49.54	0.40	4.33	4.73	(0.36)	(3.15)	(3.51)	50.76	9.93		2,112,546	1.47		1.47		0.83		26

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected on December 1, 2017. (See Note 1).
(3)	For the period from March 15, 2014 (commencement of class operations) through October 31, 2014.
(4)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2018 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET			DISTRIBUTIONS TO
		ASSETS FROM OPERATIONS:			SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
			Net
			realized
			and
			unrealized
			gain (loss)
			on
			investments	Net				Net						Expenses
			and	increase		Net		asset			Net			to average		Net
	Net asset	Net	foreign	(decrease)		realized		value,			assets,			net assets		investment
	value,	investment	currency-	from	Net	gain		end			end of	Expenses		(net of fees		income to		Portfolio
	beginning	income	related	investment	investment	from	Total	of	Total		period	to average		waived/		average		turnover
	of period	(loss)(1)	transactions	operations	income	investments	distributions	period	Return		(000’s)	net assets		reimbursed)		net assets		rate
Frontier Emerging Markets Portfolio–Institutional Class I
04/30/18	$ 8.50	$ 0.06	$ 0.73	$ 0.79	$(0.17)	$ —	$(0.17)	$ 9.12	9.41	(A)%	$ 283,539	1.61	(B)%	1.61	(B)%	1.37	(B)%	14	(A)%
10/31/17	7.35	0.05	1.17	1.22	(0.07)	—	(0.07)	8.50	16.82		266,844	1.71		1.71		0.69		28
10/31/16	7.62	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	7.35	(2.43)		342,114	1.79		1.79		1.41		47
10/31/15	9.50	0.11	(1.84)	(1.73)	(0.05)	(0.10)	(0.15)	7.62	(18.35)		451,646	1.79		1.79		1.29		38
10/31/14	8.46	0.09	0.97	1.06	(0.02)	—	(0.02)	9.50	12.60		474,838	1.77		1.77		1.01		37
10/31/13	7.12	0.07	1.35	1.42	(0.08)	—	(0.08)	8.46	20.20		271,728	1.80		1.80		0.94		24
Frontier Emerging Markets Portfolio–Institutional Class II
04/30/18	8.50	0.08	0.72	0.80	(0.18)	—	(0.18)	9.12	9.59	(A)	192,482	1.55	(B)	1.35	(B)	1.67	(B)	14	(A)
10/31/17(2)(3)	7.43	0.08	0.99	1.07	—	—	—	8.50	14.40	(A)	166,698	1.58	(B)	1.35	(B)	1.47	(B)	28	(A)
Frontier Emerging Markets Portfolio–Investor Class
04/30/18	8.43	0.04	0.74	0.78	(0.14)	—	(0.14)	9.07	9.33	(A)	34,123	2.04	(B)	2.00	(B)	1.00	(B)	14	(A)
10/31/17	7.28	0.04	1.15	1.19	(0.04)	—	(0.04)	8.43	16.40		30,981	2.13		2.00		0.48		28
10/31/16	7.55	0.07	(0.30)	(0.23)	(0.04)	—	(0.04)	7.28	(3.01)		32,771	2.23		2.23		1.02		47
10/31/15	9.41	0.06	(1.80)	(1.74)	(0.02)	(0.10)	(0.12)	7.55	(18.64)		45,622	2.20		2.20		0.75		38
10/31/14	8.40	0.04	0.98	1.02	(0.01)	—	(0.01)	9.41	12.15		78,712	2.22		2.22		0.38		37
10/31/13	7.08	0.05	1.34	1.39	(0.07)	—	(0.07)	8.40	19.83		21,763	2.64		2.25		0.66		24
Global Equity Research Portfolio–Institutional Class
04/30/18	12.23	0.04	0.66	0.70	(0.18)	(0.32)	(0.50)	12.43	5.89	(A)	5,618	2.76	(B)	0.90	(B)	0.69	(B)	22	(A)
10/31/17(4)	10.00	0.08	2.15	2.23	—	—	—	12.23	22.30	(A)	5,308	3.49	(B)	0.90	(B)	0.80	(B)	36	(A)
Global Equity Research Portfolio–Investor Class
04/30/18	12.21	0.03	0.65	0.68	(0.18)	(0.32)	(0.50)	12.39	5.73	(A)	580	10.92	(B)	1.15	(B)	0.44	(B)	22	(A)
10/31/17(4)	10.00	0.05	2.16	2.21	—	—	—	12.21	22.10	(A)	548	13.36	(B)	1.15	(B)	0.55	(B)	36	(A)
International Equity Research Portfolio–Institutional Class
04/30/18	13.11	0.06	0.52	0.58	(0.14)	(0.59)	(0.73)	12.96	4.63	(A)	10,383	1.83	(B)	0.90	(B)	0.87	(B)	21	(A)
10/31/17	11.10	0.12	2.26	2.38	(0.17)	(0.20)	(0.37)	13.11	22.26		9,479	2.26		0.90		0.99		55
10/31/16(5)	10.00	0.14	0.96	1.10	—	—	—	11.10	11.00	(A)	6,244	3.54	(B)	0.90	(B)	1.51	(B)	33	(A)
International Equity Research Portfolio–Investor Class
04/30/18	13.05	0.04	0.53	0.57	(0.14)	(0.59)	(0.73)	12.89	4.57	(A)	1,102	5.91	(B)	1.15	(B)	0.57	(B)	21	(A)
10/31/17	11.07	0.08	2.27	2.35	(0.17)	(0.20)	(0.37)	13.05	22.05		1,124	6.49		1.15		0.71		55
10/31/16(5)	10.00	0.11	0.96	1.07	—	—	—	11.07	10.70	(A)	826	10.91	(B)	1.15	(B)	1.20	(B)	33	(A)
Emerging Markets Research Portfolio–Institutional Class
04/30/18	13.01	0.04	0.66	0.70	(0.23)	(0.74)	(0.97)	12.74	5.69	(A)	6,712	2.97	(B)	1.30	(B)	0.57	(B)	25	(A)
10/31/17(4)	10.00	0.10	2.91	3.01	—	—	—	13.01	30.10	(A)	5,880	3.72	(B)	1.30	(B)	1.04	(B)	46	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected on December 1, 2017. (See Note 1).
(3)	For the period from March 1, 2017 (commencement of class operations) through October 31, 2017.
(4)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.
(5)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2018 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET			DISTRIBUTIONS TO
		ASSETS FROM OPERATIONS:			SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
Net
realized
and
unrealized
gain (loss)
on
			investments	Net				Net						Expenses
			and	increase		Net		asset			Net			to average		Net
	Net asset	Net	foreign	(decrease)		realized		value,			assets,			net assets		investment
	value,	investment	currency-	from	Net	gain		end			end of	Expenses		(net of fees		income to		Portfolio
	beginning	income	related	investment	investment	from	Total	of	Total		period	to average		waived/		average		turnover
	of period	(loss)(1)	transactions	operations	income	investments	distributions	period	Return		(000’s)	net assets		reimbursed)		net assets		rate
Emerging Markets Research Portfolio–Investor Class
04/30/18	$12.99	$ 0.02	$0.66	$ 0.68	$(0.23)	$(0.74)	$(0.97)	$12.70	5.53	(A)%	$ 647	10.28	(B)%	1.55	(B)%	0.30	(B)%	25	(A)%
10/31/17(2)	10.00	0.08	2.91	2.99	—	—	—	12.99	29.90	(A)	614	12.64	(B)	1.55	(B)	0.78	(B)	46	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2018 (unaudited)

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has nine separate diversified Portfolios, all of which were active as of April 30, 2018 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Class I: October 17, 2005 Class II: March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I (formerly, the Institutional Class): May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class: December 19, 2016 Investor Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015 Investor Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class: December 19, 2016 Investor Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

** The Institutional Emerging Markets and Emerging Markets Portfolios are generally closed to new investors.

On November 24, 2017, the Board of Directors (the “Board”) of the Fund approved reverse share splits (the “Reverse Splits”) of the outstanding Institutional Class Z shares of the Global Equity Portfolio, Institutional Class Z shares of the International Equity Portfolio, and Class II shares of the Institutional Emerging Markets Portfolio (each, a “Split Impacted Portfolio”) at the ratios indicated below.

Reverse Share
Portfolio	Split Ratio

Global Equity Portfolio – Institutional Class Z	1 for 3.933146
International Equity Portfolio – Institutional Class Z	1 for 2.135356
Institutional Emerging Markets Portfolio – Class II	1 for 1.758429

The Reverse Splits were effected after the close of business on December 1, 2017. Institutional Class Z shares and Class II shares of the Split Impacted Portfolios began trading on a split-adjusted basis on December 4, 2017.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

1. Organization (continued)

The total dollar value of each shareholder’s investment in a Split Impacted Portfolio remained unchanged by the Reverse Splits. While the Reverse Splits reduced the number of outstanding Institutional Class Z or Class II shares of the Split Impacted Portfolios, they proportionately increased the net asset value (“NAV”) per share of Institutional Class Z shares and Class II shares of the Split Impacted Portfolio such that the aggregate market value of each Split Impacted Portfolio’s Institutional Class Z shares or Class II shares, as applicable, remained the same. The Reverse Splits did not affect the voting rights of a shareholder’s investment in a Split Impacted Portfolio, and was not a taxable event for the Split Impacted Portfolio’s shareholders.

On November 24, 2017, the Board also declared a share dividend (the “Share Dividend”) with respect to the Institutional Class II shares of the Frontier Emerging Markets Portfolio equal to 0.346467 shares on each outstanding Institutional Class II share. The Share Dividend was paid to the Portfolio’s Institutional Class II shareholders of record as of the close of business on December 1, 2017. The total dollar value of each shareholder’s investment in the Portfolio remained unchanged by the Share Dividend. While the Share Dividend increased the number of outstanding Institutional Class II shares of the Portfolio, it proportionately decreased the NAV per share of Institutional Class II shares of the Portfolio such that the aggregate market value of the Portfolio’s Institutional Class II shares remained the same. The Share Dividend did not affect the voting rights of a shareholder’s investment in the Portfolio, and was not a taxable event for the Portfolio’s shareholders.

The Board approved the Reverse Splits in order to bring the NAV per share of the Institutional Class Z shares of the Global Equity Portfolio and International Equity Portfolio and Class II shares of the Institutional Emerging Markets Portfolio into line with the NAV per share of the other share classes of the Split Impacted Portfolios. The Board also declared the Share Dividend in order to bring the NAV per share of the Institutional Class II shares of the Frontier Emerging Markets Portfolio into line with the NAV per share of the other share classes of the Portfolio. The Reverse Splits and the Share Dividend are intended to create a general level of parity of required distributions across the Fund’s share classes by increasing the NAV per share and reducing the number of outstanding shares of the share classes subject to the Reverse Splits and decreasing the NAV per share and increasing the number of outstanding shares of the Institutional Class II shares of the Frontier Emerging Markets Portfolio through the Share Dividend.

Per share data, including the proportionate impact to NAV, in the Financial Highlights and Capital Share activity presented in the Capital Share Transactions disclosure (see Note 6) have been restated to reflect the Reverse Splits and the Share Dividend, respectively.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s NAV, each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP includes a topic which establishes a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. This topic defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical investments
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolios disclose all transfers between levels based on valuations at the end of each reporting period.

At April 30, 2018, the Portfolios below had transfers from Level 1 to Level 2, based on levels assigned to the securities on October 31, 2017, due to the use of an adjustment factor other than 1 as an input to the valuation.

	International Small Companies	Institutional Emerging Markets	Emerging Markets	Frontier Emerging Markets	Global Equity Research	International Equity Research	Emerging Markets Research
Common Stock
Automobiles & Components	$—	$67,235,948	$55,127,374	$—	$—	$—	$—
Banks	—	—	—	6,289,730	10,670	32,011	123,484
Insurance	3,599,367	—	—	—	12,545	18,009	29,861
Materials	—	—	—	—	18,221	34,165	67,516
Telecommunication Services	$—	$30,849,936	$25,288,368	$—	$—	$—	$—
Total	$3,599,367	$98,085,884	$80,415,742	$6,289,730	$41,436	$84,185	$220,861

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

2. Summary of Significant Accounting Policies (continued)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2018. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Global Equity
Common Stocks	$430,352,657	$357,860,487	$—	$788,213,144
Preferred Stocks	20,624,782	—	—	20,624,782
Short Term Investments	24,106,586	—	—	24,106,586
Total Investments	$475,084,025	$357,860,487	$—	$832,944,512
International Equity
Common Stocks	$2,881,376,458	$10,130,942,685	$—	$13,012,319,143
Preferred Stocks	306,322,027	359,091,679	—	665,413,706
Short Term Investments	471,227,409	—	—	471,227,409
Total Investments	$3,658,925,894	$10,490,034,364	$—	$14,148,960,258
International Small Companies
Common Stocks	$18,750,222	$220,127,767	$—	$238,877,989
Short Term Investments	10,842,502	—	—	10,842,502
Total Investments	$29,592,724	$220,127,767	$—	$249,720,491
Institutional Emerging Markets
Common Stocks	$1,228,799,274	$3,525,397,900	$—	$4,754,197,174
Preferred Stocks	268,795,870	45,778,193	—	314,574,063
Short Term Investments	140,691,752	—	—	140,691,752
Total Investments	$1,638,286,896	$3,571,176,093	$—	$5,209,462,989
Emerging Markets
Common Stocks	$1,007,295,076	$2,890,850,339	$—	$3,898,145,415
Preferred Stocks	220,338,170	37,264,316	—	257,602,486
Short Term Investments	111,345,409	—	—	111,345,409
Total Investments	$1,338,978,655	$2,928,114,655	$—	$4,267,093,310
Frontier Emerging Markets
Common Stocks	$124,099,699	$346,932,325	$—	$471,032,024
Preferred Stocks	10,930,869	—	—	10,930,869
Participation Notes	—	26,626,503	—	26,626,503
Short Term Investments	4,214,737	—	—	4,214,737
Total Investments	$139,245,305	$373,558,828	$—	$512,804,133

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Equity Research
Common Stocks	$3,549,683	$2,545,578	$—	$6,095,261
Preferred Stocks	43,240	8,853	—	52,093
Short Term Investments	67,712	—	—	67,712
Total Investments	$3,660,635	$2,554,431	$—	$6,215,066
International Equity Research
Common Stocks	$2,131,460	$8,755,461	$—	$10,886,921
Preferred Stocks	196,115	29,511	—	225,626
Short Term Investments	304,505	—	—	304,505
Total Investments	$2,632,080	$8,784,972	$—	$11,417,052
Emerging Markets Research
Common Stocks	$2,081,993	$4,634,708	$—	$6,716,701
Preferred Stocks	191,816	139,684	—	331,500
Participation Notes	—	125,478	—	125,478
Short Term Investments	131,286	—	—	131,286
Total Investments	$2,405,095	$4,899,870	$—	$7,304,965

As of April 30, 2018, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

2. Summary of Significant Accounting Policies (continued)

exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the Net realized gain (loss) from investments and Change in unrealized appreciation (depreciation) from investments on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Organization and Offering Fees

Costs incurred by the Global Equity Research Portfolio and the Emerging Markets Research Portfolio in connection with their organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Redemption Fees

The Fund uses fees on short-term redemptions to discourage frequent trading in Portfolio shares. Redemptions of Portfolio shares made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the period or year ended April 30, 2018, and October 31, 2017, the Portfolios received the following redemption fees. These amounts are included as a component of “Payments for Shares Redeemed” in Note 6 - Capital Share Transactions.

	Institutional Class		Institutional Class I		Institutional Class II		Class I
Portfolio	Period Ended April 30, 2018	Year Ended October 31, 2017	Period Ended April 30, 2018	Year Ended October 31, 2017	Period Ended April 30, 2018	Year Ended October 31, 2017	Period Ended April 30, 2018	Year Ended October 31, 2017
Global Equity	$7,756	$1,918	$—	$—	$—	$—	$—	$—
International Equity	262,223	658,145	—	—	—	—	—	—
International Small Companies	2,101	20,596	—	—	—	—	—	—
Institutional Emerging Markets	—	—	—	—	—	—	61,537	102,466
Emerging Markets	—	—	—	—	—	—	—	—
Frontier Emerging Markets	—	—	8,229	11,410	—	—	—	—
Global Equity Research	—	—	—	—	—	—	—	—
International Equity Research	—	—	—	—	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—	—	—

	Class II		Investor Class		Advisor Class		Institutional Class Z
Portfolio	Period Ended April 30, 2018	Year Ended October 31, 2017	Period Ended April 30, 2018	Year Ended October 31, 2017	Period Ended April 30, 2018	Year Ended October 31, 2017	Period Ended April 30, 2018	Year Ended October 31, 2017
Global Equity	$—	$—	$—	$—	$12,441	$4,375	$—	$—
International Equity	—	—	30,301	42,489	—	—	118	—
International Small Companies	—	—	2,763	4,790	—	—	—	—
Institutional Emerging Markets	—	—	—	—	—	—	—	—
Emerging Markets	—	—	—	—	63,204	166,320	—	—
Frontier Emerging Markets	—	—	711	4,709	—	—	—	—
Global Equity Research	—	—	—	—	—	—	—	—
International Equity Research	—	—	—	8	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—	—	—

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2018. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit*
Global Equity–Institutional Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.95%
Global Equity–Institutional Class Z	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.90%
Global Equity–Advisor Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	1.25%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies–Institutional Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
International Small Companies–Investor Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.40%
Institutional Emerging Markets–Class I	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.30%
Institutional Emerging Markets–Class II	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.15%**
Emerging Markets–Advisor Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.75%
Frontier Emerging Markets–Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research–Institutional Class	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.90%
Global Equity Research–Investor Class	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	1.15%
International Equity Research–Institutional Class	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.90%
International Equity Research–Investor Class	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	1.15%
Emerging Markets Research–Institutional Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.30%
Emerging Markets Research–Investor Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.55%

*	Effective through February 28, 2019.

**

The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Class II shares for their other operating expenses to the extent that the aggregate operating expenses of Class II exceed the applicable contractual management fee, currently 1.15% on the first $1 billion of average daily net assets, 1.13% on the next $1 billion, 1.11% on the next $1 billion and 1.09% for average daily net assets over $3 billion.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

3. Transactions with Affiliates and Significant Agreements (continued)

For the period ended April 30, 2018, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
Global Equity–Institutional Class Z	$ 3,943
International Small Companies–Institutional Class	186,948
International Small Companies–Investor Class	99,931
Institutional Emerging Markets–Class II	207,928
Frontier Emerging Markets–Institutional Class II	182,069
Frontier Emerging Markets–Investor Class	6,675
Global Equity Research–Institutional Class	51,674
Global Equity Research–Investor Class	28,020
International Equity Research–Institutional Class	46,435
International Equity Research–Investor Class	26,859
Emerging Markets Research–Institutional Class	52,818
Emerging Markets Research–Investor Class	28,113

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios. Northern Trust has agreed to waive certain transfer agent fees and expenses for Institutional Class Z of the Global Equity and International Equity Portfolios for a period of six months from the commencement of each class (through January 31, 2018 and January 16, 2018, respectively). The amounts waived are captioned as “Less Waiver of transfer agent fees and expenses” on the Statements of Operations.

Effective January 1, 2018, Foreside Fund Officer Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Prior to January 1, 2018, these services were provided by Alaric Compliance Services, LLC. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies, Frontier Emerging Markets, Global Equity Research, International Equity Research and Emerging Markets Research Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2018. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

3. Transactions with Affiliates and Significant Agreements (continued)

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the period ended April 30, 2018, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4. Class Specific Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class). Class level expenses for Portfolios with multiple active classes are shown in the table below.

The class level expenses for the period ended April 30, 2018, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity–Institutional Class	$—	$13,905	$6,328	$13,538	$183,564
Global Equity–Institutional Class Z	—	15,847	498	11,539	—
Global Equity–Advisor Class	—	12,833	9,321	13,273	65,719
International Equity–Institutional Class	—	276,421	296,608	133,306	3,729,233
International Equity–Institutional Class Z	—	22,459	1,752	13,631	—
International Equity–Investor Class	713,576	25,865	32,191	51,449	355,888
International Small Companies–Institutional Class	—	15,287	3,637	12,315	43,363
International Small Companies–Investor Class	76,822	11,618	3,595	12,629	31,144
Institutional Emerging Markets–Class I	—	54,350	110,004	32,167	1,476,540
Institutional Emerging Markets–Class II	—	12,926	6,933	16,751	—
Frontier Emerging Markets–Institutional Class I	—	20,728	9,349	15,585	93,292
Frontier Emerging Markets–Institutional Class II	—	19,226	2,228	12,052	—
Frontier Emerging Markets–Investor Class	41,372	11,766	2,241	13,651	18,610
Global Equity Research–Institutional Class	—	13,632	136	11,758	—
Global Equity Research–Investor Class	717	13,484	70	11,767	—
International Equity Research–Institutional Class	—	11,612	172	11,823	—
International Equity Research–Investor Class	1,410	12,142	102	11,751	258
Emerging Markets Research–Institutional Class	—	13,637	145	11,718	—
Emerging Markets Research–Investor Class	805	13,485	71	11,768	—

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2018, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$ 137,535,065	$263,090,874
International Equity	2,506,766,682	643,570,680
International Small Companies	116,038,441	71,056,470
Institutional Emerging Markets	545,125,089	405,575,735
Emerging Markets	402,071,513	335,336,061
Frontier Emerging Markets	70,531,256	65,243,872
Global Equity Research	1,388,787	1,320,925
International Equity Research	2,572,877	2,236,404
Emerging Markets Research	2,144,512	1,722,140

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

6. Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2018, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	1,372,657	$52,670,018	1,985,000	$72,809,813	(7,286,122)	$(294,162,032)	(3,928,465)	$(168,682,201)
Institutional Class Z*	2,643,993	108,325,733	446,208	16,353,512	(275,094)	(10,747,798)	2,815,107	113,931,447
Advisor Class	801,058	31,004,914	246,019	9,021,500	(236,033)	(8,965,651)	811,044	31,060,763
International Equity
Institutional Class	122,845,732	2,843,671,483	7,307,212	163,096,976	(85,836,575)	(2,030,221,690)	44,316,369	976,546,769
Institutional Class Z*	49,899,205	1,199,582,812	155,041	3,458,969	(2,021,341)	(46,847,172)	48,032,905	1,156,194,609
Investor Class	4,330,066	99,635,288	300,709	6,702,815	(11,940,396)	(275,563,336)	(7,309,621)	(169,225,233)
International Small Companies
Institutional Class	2,384,195	40,777,260	101,227	1,699,607	(816,871)	(14,078,362)	1,668,551	28,398,505
Investor Class	1,730,472	30,136,380	32,401	540,442	(503,892)	(8,519,254)	1,258,981	22,157,568
Institutional Emerging Markets
Class I	24,348,059	562,516,208	1,419,752	31,021,590	(14,915,728)	(344,516,353)	10,852,083	249,021,445
Class II*	341,997	8,000,000	148,911	3,252,204	(1,777,112)	(41,136,940)	(1,286,204)	(29,884,736)
Emerging Markets
Advisor Class	7,651,016	462,234,989	491,091	28,100,230	(5,859,683)	(354,400,539)	2,282,424	135,934,680
Frontier Emerging Markets
Institutional Class I	3,063,831	28,162,042	494,375	4,202,186	(3,885,071)	(35,064,520)	(326,865)	(2,700,292)
Institutional Class II**	1,074,114	10,000,000	411,728	3,499,694	—	—	1,485,842	13,499,694
Investor Class	507,917	4,686,290	52,964	448,604	(471,978)	(4,255,443)	88,903	879,451
Global Equity Research
Institutional Class	—	—	18,157	219,334	—	—	18,157	219,334
Investor Class	—	—	1,884	22,701	—	—	1,884	22,701
International Equity Research
Institutional Class	48,049	627,154	42,396	531,220	(12,668)	(165,522)	77,777	992,852
Investor Class	800	10,459	5,062	63,122	(6,538)	(86,665)	(676)	(13,084)
Emerging Markets Research
Institutional Class	39,249	500,000	35,810	435,447	—	—	75,059	935,447
Investor Class	—	—	3,750	45,523	—	—	3,750	45,523

*	All share amounts have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).

**	All share amounts have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017. (See Note 1).

Transactions in capital shares for the year ended October 31, 2017, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	3,557,207	$126,591,078	380,579	$12,167,114	(8,538,488)	$(321,559,614)	(4,600,702)	$(182,801,422)
Institutional Class Z*	1,138,429	45,129,498	—	—	—	—	1,138,429	45,129,498
Advisor Class	591,509	21,937,118	22,083	706,436	(514,528)	(18,583,901)	99,064	4,059,653
International Equity
Institutional Class	212,768,400	4,289,975,391	3,099,381	54,673,082	(71,189,657)	(1,425,428,201)	144,678,124	2,919,220,272
Institutional Class Z*	7,386,891	163,751,319	—	—	(13,423)	(301,268)	7,373,468	163,450,051
Investor Class	16,523,590	330,104,697	142,696	2,514,304	(11,801,255)	(242,004,627)	4,865,031	90,614,374

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

6. Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
International Small Companies
Institutional Class	4,711,720	$69,203,857	198,337	$2,518,889	(836,485)	$(12,122,159)	4,073,572	$59,600,587
Investor Class	738,353	11,215,961	136,919	1,729,291	(1,088,280)	(15,155,184)	(213,008)	(2,209,932)
Institutional Emerging Markets
Class I	54,560,688	1,038,641,937	980,891	16,341,647	(28,454,918)	(532,984,859)	27,086,661	521,998,725
Class II*	1,043,057	20,705,438	214,790	3,569,199	(1,888,130)	(37,184,339)	(630,283)	(12,909,702)
Emerging Markets
Advisor Class	19,627,835	977,092,988	367,978	16,069,613	(14,929,149)	(747,053,858)	5,066,664	246,108,743
Frontier Emerging Markets
Institutional Class I	10,785,448	81,054,731	416,181	2,975,698	(26,327,254)	(197,884,990)	(15,125,625)	(113,854,561)
Institutional Class II**	19,618,659	147,539,455	—	—	—	—	19,618,659	147,539,455
Investor Class	1,172,765	8,931,159	21,332	151,672	(2,020,534)	(15,360,844)	(826,437)	(6,278,013)
Global Equity Research
Institutional Class	433,942	4,341,525	—	—	—	—	433,942	4,341,525
Investor Class	44,913	449,875	—	—	—	—	44,913	449,875
International Equity Research
Institutional Class	206,473	2,385,238	21,912	227,662	(67,783)	(822,513)	160,602	1,790,387
Investor Class	27,569	319,632	2,630	27,249	(18,674)	(219,087)	11,525	127,794
Emerging Markets Research
Institutional Class	451,850	4,518,305	—	—	—	—	451,850	4,518,305
Investor Class	47,237	473,195	—	—	—	—	47,237	473,195

*	All share amounts have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).

**	All share amounts have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017. (See Note 1).

7. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2018, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$280,615,949	$(9,996,238)	$270,619,711	$562,324,801
International Equity	3,281,602,972	(60,332,226)	3,221,270,746	10,927,689,512
International Small Companies	48,731,473	(5,538,795)	43,192,678	206,527,813
Institutional Emerging Markets	1,476,086,046	(87,524,243)	1,388,561,803	3,820,901,186
Emerging Markets	1,433,101,246	(61,544,662)	1,371,556,584	2,895,536,726
Frontier Emerging Markets	129,161,500	(28,898,970)	100,262,530	412,541,603
Global Equity Research	1,079,362	(129,170)	950,192	5,264,874
International Equity Research	2,054,434	(266,426)	1,788,008	9,629,044
Emerging Markets Research	1,352,557	(224,426)	1,128,131	6,176,834

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

7. Income Tax (continued)

capital gains tax” and as a reduction in “Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaim receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2018, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2015; October 31, 2016; October 31, 2017) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 were as follows:

		Distributions From
Portfolio	Ordinary Income 2017	Long-Term Capital Gains 2017	Ordinary Income 2016	Long-Term Capital Gains 2016
Global Equity	$3,264,568	$10,109,118	$2,915,631	$21,649,757
International Equity	64,825,786	—	48,284,777	—
International Small Companies	1,214,051	3,298,574	576,035	948,182
Institutional Emerging Markets	22,513,197	—	14,148,383	—
Emerging Markets	17,343,528	—	12,240,604	56,015
Frontier Emerging Markets	3,677,574	—	4,626,863	—
Global Equity Research	—	—	—	—
International Equity Research	254,911	—	—	—
Emerging Markets Research	—	—	—	—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2017, capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Institutional Emerging Markets	$(11,160,327)	$(76,946,608)
Frontier Emerging Markets	(17,019,306)	(84,046,818)

At October 31, 2017, the pre-enactment capital loss carryforwards and their respective years of expiration were as follows:

Portfolio	October 31, 2019
Institutional Emerging Markets	$(3,834,973)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

8. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “net realized gain (loss) on foreign currency transactions” and “change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2018.

9. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

10. Concentration of Ownership

At April 30, 2018, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	3	44.09%*
International Equity	2	43.74%*
International Small Companies	5	82.40%*
Institutional Emerging Markets	2	51.74%*
Emerging Markets	3	64.12%*
Frontier Emerging Markets	2	48.41%*
Global Equity Research	2	83.53%
International Equity Research	2	61.80%
Emerging Markets Research	2	74.70%

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

11. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. At April 30, 2018, the Portfolio’s investment in the Banking industry amounted to 34.18% of its total assets.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

12. Line of Credit

The Fund has a $150 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2018, none of the portfolios had an outstanding balance.

13. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued and it has been determined that no other adjustments or disclosures are required beyond what is already included in the financial statements and accompanying footnotes.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio of investments with the SEC on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room whose telephone number is (800) SEC-0330. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUNDS

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn Ainslie

Director

Christine C. Carsman

Director

Jill R. Cuniff

Director

R. Kelly Doherty

Director

Charles Freeman, III

Director

Samuel R. Karetsky

Director

Eric Rakowski

Director

Richard Reiter

President

Charles S. Todd

Chief Financial Officer and Treasurer

Brian Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Owen T. Meacham

Secretary

Aaron Bellish

Assistant Treasurer

Derek Jewusiak

Assistant Treasurer

Lori M. Renzulli

Assistant Secretary

Marcia Y. Lucas

Assistant Secretary

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Act are attached.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: June 29, 2018

By	/s/ Charles S. Todd
Charles S. Todd
(Principal Financial Officer)

Date: June 29, 2018